As filed with the Securities and Exchange Commission on June 10, 2025

1933 Act Registration File No. 333-[ ]

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.
Post-Effective Amendment No.	☐

Elevation Series Trust

(Exact Name of Registrant as Specified in Charter)

1700 Broadway, Suite 1850

Denver, CO 80290

(Address of Principal Executive Offices) (Zip Code)

(Registrant’s Telephone Number, including Area Code): 303.226.4150

Copies to:

Christopher Moore

Elevation Series Trust

1700 Broadway, Suite 1850

Denver, CO 80290

JoAnn Strasser, Esq.
Thompson Hine LLP
17th Floor

41 South High Street

Columbus, OH 43215

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

Title of Securities Being Registered: Shares of beneficial interest, no par value per share, in the following series of the Registrant: RiverNorth Active Income ETF

It is proposed that this filing become effective on the 30th day after filing, pursuant to Rule 488 under the Securities Act of 1933, as amended.

The Registrant has registered an indefinite number of shares pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. No filing fee is required because of reliance on Section 24(f) of the Investment Company Act of 1940, as amended.

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement is comprised of the following:

Cover Sheet

Contents of Registration Statement

Letter to Shareholders

Notice of Joint Special Meeting of Shareholders

Questions and Answers

Part A – Combined Proxy Statement and Prospectus

Part B – Statement of Additional Information

Part C – Other Information

Signature Page

Exhibits

Proxy Card

COMBINED PROXY STATEMENT AND PROSPECTUS

For the Reorganization of

RiverNorth Core Opportunity Fund

a series of RiverNorth Funds

360 S. Rosemary Avenue, Suite 1420, West Palm Beach, Florida 33401

into

RiverNorth Active Income ETF

a series of Elevation Series Trust

1700 Broadway, Suite 1850, Denver, Colorado 80290

[July 10, 2025]

RiverNorth Core Opportunity Fund (RNCOX)

a series of RiverNorth Funds

360 S. Rosemary Avenue, Suite 1420, West Palm Beach, Florida 33401

June 10, 2025

Dear Shareholder:

On behalf of the Board of Trustees of RiverNorth Funds (the “Board”), we invite you to a Special Meeting of Shareholders (the “Special Meeting”) of the RiverNorth Core Opportunity Fund (ticker: RNCOX) (the “Target Fund”), a series of RiverNorth Funds, on July 23, 2025, at the principal executive offices of TrueMark Investments, LLC (“TrueMark”), located at 433 W. Van Buren St., Suite 1100-D, Chicago, Illinois 60607, at 10:00 a.m. Central time.

As discussed in more detail in the enclosed Combined Proxy Statement and Prospectus, at the Special Meeting, the shareholders of the Target Fund as of June 5, 2025 (the record date) will be asked to consider and vote to approve an Agreement and Plan of Reorganization (the “Plan”) to reorganize the Target Fund, which is currently operated as a mutual fund, into an exchange traded fund (“ETF”), RiverNorth Active Income ETF (ticker: CEFZ) (the “Acquiring Fund”), which is a newly created series of Elevation Series Trust (the “Reorganization”). TrueMark Investments, LLC (“TrueMark”) will become the investment adviser and RiverNorth Capital Management, LLC, the Target Fund’s existing investment adviser, will become the investment sub-adviser (“RiverNorth” or the “Sub-Adviser”) to the Acquiring Fund as a result of the reorganization. The investment objective of the Acquiring Fund is substantially similar to the investment objective of the Target Fund. The principal investment strategies of the Acquiring Fund are substantially similar to those of the Target Fund. The portfolio managers that currently manage the Target Fund will continue to manage the Acquiring Fund. The principal risks of investments in the Target Fund and the Acquiring Fund are largely the same, except that the Acquiring Fund is subject to certain risks unique to operating as an ETF. However, the Target Fund’s legal counsel, administrator, transfer agent and fund accountant will change as a result of the reorganization.

We believe that the Reorganization will result in multiple benefits for Target Fund investors, including those described below:

1) Substantially Similar Investment Objective and Substantially Similar Principal Investment Strategies: The Acquiring Fund will have a substantially similar investment objective and substantially similar principal investment strategies as the Target Fund.

2) Benefits of the ETF Structure: The Acquiring Fund will be organized as an ETF. ETFs, in general, may benefit from intraday trading, increased tax efficiency, greater transparency into portfolio holdings, lower portfolio transaction costs, and less cash drag on performance. However, unlike the Target Fund shares, Acquiring Fund shares must be held through a brokerage account.

3) Lower Total Annual Operating Expense Ratios: The Acquiring Fund will pay a slightly lower management fee, and it is anticipated that the Acquiring Fund will have a lower total annual fund operating expense ratio than the Target Fund.

4) Skills, Financial Capacity and Resources of TrueMark Investments, LLC and RiverNorth Capital Management, LLC: The Acquiring Fund will be managed by TrueMark, which as of January 7, 2025, provides investment advisory services for 20 other ETFs and had assets under management of approximately $785 million. The Acquiring Fund will be sub-advised by RiverNorth, which as of December 31, 2024, provides advisory services for two other ETFs, other registered funds, private funds and separately managed accounts and has approximately $5 billion in discretionary assets under management.

5) Expenses Relating to the Reorganization: The Target Fund will not incur any direct expenses in connection with the Reorganization.

6) Reorganization is Not Expected to Dilute Shareholder’s Interests: The proposed Reorganization is not expected to result in the dilution of the Target Fund’s shareholder’s interests.

7) Continued Redemption Rights Prior to Reorganization: Target Fund shareholders will continue to have the ability to redeem their shares prior to the Reorganization.

8) Federal Income Tax Consequences: The Reorganization is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes, and the Target Fund shareholders are not expected to recognize any gain or loss upon receipt of Acquiring Fund shares in the Reorganization, except with respect to cash received in connection with the redemption by the Target Fund of fractional shares prior to the Reorganization.

The Acquiring Fund was established solely for the purpose of acquiring the assets of the Target Fund and continuing the Target Fund’s business. Upon shareholder approval and effectiveness of the Plan, you will receive shares of the Acquiring Fund equivalent to the value of your Target Fund shares as of the closing date of the Reorganization in complete liquidation and dissolution of the Target Fund, and you will no longer be a shareholder of the Target Fund, but will become a shareholder of the Acquiring Fund. Plus, you will receive cash in connection with the redemption of any fractional Target Fund shares you may own.

No sales loads, commissions, or other transactional fees will be imposed on shareholders in connection with the tax-free exchange of their shares. See “Will I incur any direct or indirect fees or expenses as a result of the Reorganization?” in the attached “Questions and Answers” for additional information.

Additional information about the Acquiring Fund is included in Appendix D of the Combined Proxy Statement and Prospectus and in the Statement of Additional Information related to the Combined Proxy Statement and Prospectus.

After careful consideration, the Board recommends that you vote “FOR” the proposed Reorganization of the Target Fund. Before you vote, please read the Combined Proxy Statement and Prospectus for an explanation of the proposals. If you complete, sign, and return a proxy card, your proxy will be voted exactly as specified. If you simply sign and return a proxy card without indicating how your shares are to be voted, we’ll vote your proxy “FOR” the Reorganization(s) which is in accordance with the Board’s recommendation on page 1 of the Combined Proxy Statement and Prospectus. You may revoke your proxy before it is exercised at the Special Meeting, either (i) by writing to the Secretary of the RiverNorth Funds at the address noted in the Combined Proxy Statement and Prospectus or in person at the time of the Special Meeting or (ii) by submitting a subsequent proxy by mail.

YOUR VOTE IS IMPORTANT.

The Board believes that the proposed Reorganization is in the best interest of the Target Fund’s shareholders and recommends that you vote “FOR” the approval of the Plan to authorize the Reorganization with respect to the Target Fund.

You can vote in one of the following ways:

●	By mail with the enclosed proxy card; or

●	In person at the Special Meeting at 433 W. Van Buren St., Suite 1100-D, Chicago, Illinois 60607, commencing at 10:00 a.m. Central time on July 23, 2025.

●	Internet*: www.proxy-direct.com

●	Phone*: Call (800) 337-3503 toll free.

▪	Read the Proxy Statement and have your Proxy Card at hand.

▪	Use any touch-tone telephone.

▪	Follow the simple recorded instructions.

*Note: The web address and phone number for voting are for shareholders who hold shares directly with the Target Fund only. Shareholders that own shares through a broker, bank or other nominee should refer to their individual proxy card for specific voting instructions.

Thank you for your consideration of this important proposal. Your vote is extremely important, so please read the enclosed Combined Proxy Statement and Prospectus carefully and submit your vote. If you have any questions about the proposal, please call RiverNorth Funds at (561) 484-7185 or (toll-free) (888) 848-7569.

Your vote is very important to us. Thank you for your response.

Sincerely,

Marcus L. Collins Secretary RiverNorth Funds

RiverNorth Core Opportunity Fund (RNCOX)

a series of RiverNorth Funds

360 S. Rosemary Avenue, Suite 1420, West Palm Beach, FL 33401

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 23, 2025

To the Shareholders of the RiverNorth Core Opportunity Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Special Meeting”) of the RiverNorth Core Opportunity Fund (the “Target Fund”), a series of RiverNorth Funds, will be held on July 23, 2025, at the principal executive offices of TrueMark Investments, LLC, located at 433 W. Van Buren St., Suite 1100-D, Chicago, Illinois 60607, at 10:00 a.m. Central time.

At the Special Meeting, you and the other shareholders of the Target Fund will be asked to consider and vote on the following proposal and any other matters that may properly come before the Special Meeting or any adjournment or postponement thereof:

Proposal:	To approve the Agreement and Plan of Reorganization (the “Plan”) approved by the Board of Trustees of RiverNorth Funds, which provides for the reorganization (the “Reorganization”) of the Target Fund, a series of RiverNorth Funds, into the RiverNorth Active Income ETF, a newly created series of Elevation Series Trust.

The proposed Reorganization is described in the attached Combined Proxy Statement and Prospectus. The form of Agreement and Plan of Reorganization is attached as Appendix A hereto.

The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Target Fund on any other proposals raised at the Special Meeting to the extent permitted by the proxy rules of the U.S. Securities and Exchange Commission (the “SEC”), including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

Those present and the appointed proxies also may also transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof.

Only holders of record of the shares of beneficial interest in the Target Fund as of the close of business on June 5, 2025 (the record date) are entitled to vote at the Special Meeting or any adjournments or postponements thereof. The Combined Proxy Statement and Prospectus and proxy cards will first be provided to shareholders on or about July 11, 2025.

If the necessary quorum to transact business or the vote required to approve any proposal is not obtained at the Special Meeting, or if a quorum is obtained but sufficient votes required to approve the Plan are not obtained, the chairman of the Special Meeting may adjourn the Special Meeting one or more times to permit, in accordance with applicable law, further solicitation of proxies with respect to the proposal. The chairman of the Special Meeting may adjourn the shareholder meeting upon the affirmative vote of holders of a majority of the votes properly cast in person or by proxy upon the question of adjourning the meeting.

This Notice of Special Meeting of Shareholders and the Combined Proxy Statement and Prospectus are available on the internet at https://www.proxy-direct.com/riv-34605 or by calling (toll-free) (888) 848-7569. On this webpage, you also will be able to access the Target Fund’s Prospectus, the Acquiring Fund’s Prospectus, and any amendments or supplements to the foregoing material that are required to be furnished to shareholders. We encourage you to access and review all of the important information contained in the proxy materials before voting.

By order of the Board of Trustees of RiverNorth Funds,

Marcus L. Collins

Secretary

RiverNorth Funds

June 10, 2025

HOW TO VOTE YOUR SHARES

YOUR VOTE IS IMPORTANT

NO MATTER HOW MANY SHARES YOU OWN

We urge you to vote your shares. Your prompt vote may save the Target Fund the necessity of further solicitations to ensure a quorum at the reconvened Special Meeting. You may cast your vote as set forth below:

●	Mail: To vote your proxy by mail, check the appropriate voting box on your proxy card, sign and date the card and return it in the enclosed postage-prepaid envelope. If you sign, date, and return the proxy card but give no voting instructions, the proxies will vote FOR the proposal.

●	In Person: To vote your proxy in person, you must attend the Special Meeting at the principal executive offices of TrueMark Investments, LLC located at 433 W. Van Buren St., Suite 1100-D, Chicago, Illinois 60607 on July 23, 2025 at 10 a.m. Central time.

●	Internet*: www.proxy-direct.com

●	Phone*: Call (800) 337-3503 toll free.

○	Read the Proxy Statement and have your Proxy Card at hand.

○	Use any touch-tone telephone.

○	Follow the simple recorded instructions.

*Note: The web address and phone number for voting are for shareholders who hold shares directly with the Target Fund only. Shareholders that own shares through a broker, bank or other nominee should refer to their individual proxy card for specific voting instructions.

If you have any questions regarding the proposal, the proxy card, or need assistance voting your shares, please contact RiverNorth Funds at (561) 484-7185 or (toll-free) (888) 848-7569. If the Target Fund does not receive your voting instructions after our original mailing, you may be contacted by RiverNorth Funds or any of their affiliates to remind you to vote.

If you can attend the Special Meeting and wish to vote your shares in person at that time, you will be able to do so. If you hold your shares in “street name” through a broker, bank, or other nominee, you should contact your nominee about voting in person at the Special Meeting.

RiverNorth Core Opportunity Fund (RNCOX)

a series of RiverNorth Funds

360 S. Rosemary Avenue, Suite 1420, West Palm Beach, FL 33401

QUESTIONS AND ANSWERS

The following questions and answers provide an overview of some of the key features of the proposed Reorganization. Please call RiverNorth Funds at (561) 484-7185 or (toll-free) (888) 848-7569 with any questions about the Reorganization or the Combined Proxy Statement and Prospectus generally or to obtain a copy of the Target Fund’s prospectuses and statement of additional information.

Question: What is this document and why did you send it to me?

Answer: The attached Combined Proxy Statement and Prospectus (the “Proxy Statement”) is a proxy statement for the RiverNorth Core Opportunity Fund (the “Target Fund”), a series of RiverNorth Funds that operates as an open-end mutual fund, and a prospectus for the shares of the RiverNorth Active Income ETF (the “Acquiring Fund”), an exchange-traded fund (“ETF”) (each of the Target Fund and the Acquiring Fund a “Fund”, and together, the “Funds”), a newly created series of Elevation Series Trust, an open-end management investment company registered with the U.S. Securities and Exchange Commission (“SEC”). An ETF is a pooled investment vehicle with shares that can be bought or sold throughout the day on stock exchanges at market prices. ETFs generally do not sell shares directly to or redeem shares directly from investors. Rather, only financial institutions known as authorized participants are permitted to purchase and redeem shares directly from the ETF. Please refer to the questions and answers presented below for additional information regarding the differences between mutual funds and ETFs.

You are receiving the Combined Proxy Statement and Prospectus as a holder of shares of the Target Fund in connection with the solicitation of proxies by the Board of Trustees of the Target Fund (the “Board”) for use at the special meeting of shareholders of the Target Fund (the “Special Meeting”). At the Special Meeting, shareholders of the Target Fund will be asked to vote on an Agreement and Plan of Reorganization between RiverNorth Funds and Elevation Series Trust (the “Plan”), a copy of which is attached to the Proxy Statement as Appendix A, under which the Target Fund will transfer substantially all of its assets and all its liabilities to the Acquiring Fund in exchange for newly issued common shares of the Acquiring Fund (the “Reorganization”).

The purposes of the Proxy Statement are to (1) solicit votes from shareholders of the Target Fund to approve the proposed Reorganization, as described in the Plan, and (2) provide information regarding the shares of the Acquiring Fund. Approval of the Target Fund’s shareholders is required to proceed with the Reorganization. The Proxy Statement contains information that you should know before voting on the Reorganization, including additional information about the Acquiring Fund in Appendix D and the Statement of Additional Information related to the Proxy Statement. The Proxy Statement should be retained for future reference.

Question: How does the RiverNorth Funds Board of Trustees recommend that I vote?

Answer: After careful consideration, the Board recommends that shareholders vote “FOR” the Plan.

Question: What is the purpose of the Reorganization?

Answer: The primary purpose of the Reorganization is for the Acquiring Fund to acquire the assets of the Target Fund and continue the business of the Target Fund as an ETF. If the Reorganization is approved by the Target Fund shareholders, RiverNorth Capital Management, LLC (“RiverNorth”), the existing investment adviser to the Target Fund will become the Target Fund’s sub-adviser. TrueMark Investments, LLC (“TrueMark”) will become the investment adviser to the Acquiring Fund as a result of the Reorganization. Shareholders are being asked to approve an Plan providing for: (i) the acquisition by Elevation Series Trust, a Delaware statutory trust, on behalf of the Acquiring Fund, of all of the property and other assets of the Target Fund, in exchange for whole shares of beneficial interest of the Acquiring Fund; (ii) the assumption by the Elevation Series Trust, on behalf of the Acquiring Fund, of the existing liabilities of the Target Fund reflected on the Target Fund’s statement of assets and liabilities; (iii) the pro-rata distribution of the shares to the shareholders of the Target Fund according to their respective interests in complete liquidation of the Target Fund; (iv) prior to the Reorganization, the redemption by the Target Fund of fractional shares at net asset value (“NAV”) for cash; and (v) the termination of the Target Fund as a series of RiverNorth Funds as soon as practicable after the distribution.

Question: How will the Reorganization work?

Answer: As part of the Reorganization, the Acquiring Fund, a new series of Elevation Series Trust, with similar investment policies and strategies as the Target Fund, has been created. The Acquiring Fund is newly organized and has no assets or liabilities. If the Target Fund’s shareholders approve the Plan: (i) prior to the closing of the Reorganization, the Target Fund will redeem all fractional Target Fund shares at NAV for cash; and (ii) the Target Fund will transfer all of its assets to the Acquiring Fund in return for whole shares of the Acquiring Fund, the Acquiring Fund’s assumption of the Target Fund’s liabilities, and the pro rata distribution of Acquiring Fund shares to the shareholders of the Target Fund. Existing shareholders of the Target Fund will become shareholders of the Acquiring Fund and, immediately after the Reorganization, each shareholder will hold whole shares of the Acquiring Fund having an aggregate NAV equal to the value of the assets of the Target Fund. Subsequently, the Target Fund will be liquidated and terminated.

Please refer to the Proxy Statement for a detailed explanation of the proposal.

Question: Will I become an Acquiring Fund shareholder as a result of the Reorganization?

Answer: If the Reorganization is completed with respect to the Target Fund, you will cease to be a shareholder of the Target Fund and will become a shareholder of the Acquiring Fund. Upon completion of the Reorganization, you will own shares of the Acquiring Fund offered as an ETF having an aggregate NAV equal to the aggregate NAV of the shares of the Target Fund you owned. Shares of the Acquiring Fund are not issued in fractional shares.

As discussed above, shareholders who hold fractional shares of the Target Fund will have such fractional shares redeemed at NAV prior to the closing of the Reorganization resulting in a small cash payment, which will likely be taxable to some extent for shareholders who hold fractional shares in a taxable account. Shareholders should consult their tax advisors to determine the effect of such redemption.

Shares of the Acquiring Fund will be transferred to a shareholder’s brokerage account. For Target Fund shareholders that hold Target Fund shares through accounts that are not permitted to hold the Acquiring Fund’s shares as of the Closing Date, such Acquiring Fund shares will be liquidated on the Closing Date and proceeds sent to the Target Fund shareholders.

After the Reorganizations, individual shares of the Acquiring Fund may only be purchased and sold on the Cboe Exchange, Inc. (the “Exchange”) other national securities exchanges, electronic crossing networks and other alternative trading systems. Should you decide to purchase or sell shares in the Acquiring Fund after the Reorganization, you will need to place a trade through a broker who will execute your trade on an exchange at prevailing market prices. Because Acquiring Fund shares trade at market prices rather than at NAV, Acquiring Fund shares may trade at a price less than (discount) or greater than (premium) the Acquiring Fund’s NAV. As with all ETFs, your broker may charge a commission for purchase and sales transactions, although ETFs may also trade on some no transaction fee platforms.

Question: Are the investment objectives and strategies of the Acquiring Fund similar to the investment objectives and strategies of the Target Fund?

Answer: The investment objectives and the principal investment strategies of the Target Fund and the Acquiring Fund are substantially similar.

Question: Are there significant differences between the risks of the Target Fund and Acquiring Fund?

Answer: While the Acquiring Fund has been created to have a substantially similar investment objective and a similar investment strategy as the Target Fund, the fact that the Acquiring Fund is a new fund and structured as an ETF and not a mutual fund creates certain additional risks such as:

●	New Fund Risk: The Acquiring Fund is a new ETF, with no operating history, which may result in additional risks for investors in the Acquiring Fund. Please note that the Acquiring Fund is a continuation of the Target Fund, and the investment adviser for the Acquiring Fund will be the Sub-Adviser for the new fund.

●	ETF Risk. The Acquiring Fund is an ETF and thus is subject to the risks of being structured as an ETF including certain risks noted below.

●	Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

●	Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

●	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

●	Trading. Although Shares are listed for trading on the Exchange and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares, and this could lead to differences between the market price of the Shares and the underlying value of those Shares.

Please see “SUMMARY COMPARISON OF THE FUNDS – Principal Risks and Funds’ Investment Limitations” in the Combined Proxy Statement and Prospectus for additional information regarding the differences in risks and investment limitations of the Funds.

Question: What are some features of ETFs that differ from mutual funds?

Answer: The following are some unique features of ETFs as compared to mutual funds:

Sales of ETF Shares on an Exchange throughout the Day.  ETFs provide shareholders with the opportunity to purchase and sell shares throughout the day at market-determined prices, instead of being required to wait to make a purchase or a redemption at the next calculated NAV per share at the end of the trading day.  This means that when a shareholder decides to purchase or sell shares of the ETF, the shareholder can act on that decision immediately by contacting the shareholder’s broker to execute the trade.  The market price of the ETF may be higher or lower than the then-current pro rata value of the ETF’s net assets and may be higher or lower than the ETF’s next calculated NAV at the close of the trading day.

Transparency. The Acquiring Fund will be a transparent ETF that operates with full transparency into its portfolio holdings. Following the Reorganization, the Acquiring Fund, like other transparent ETFs, will make its portfolio holdings public each day. This holdings information, along with other information about the Acquiring Fund, will be available on the Acquiring Fund’s website at www.RiverNorth.com.

Tax Efficiency. Shareholders of an ETF may benefit from the potential for greater tax efficiency with respect to the management of capital gains as a function of the in-kind creation and redemption process. In a mutual fund, when portfolio securities (i.e., securities owned by the mutual fund) are sold, including in order to rebalance holdings or to raise cash for redemptions, the sale can create capital gains that impact all taxable shareholders of the mutual fund. In contrast, the ETF structure permits an ETF to acquire securities in-kind and redeem securities in-kind, which generally allows shareholders of an ETF to defer the realization of capital gains. Thus, an ETF’s in-kind redemptions generally do not result in taxable distributions for its non-redeeming shareholders. Instead, non-redeeming shareholders in an ETF that creates and redeems its shares in-kind may recognize capital gains with respect to their ETF shares when they sell their ETF shares. The Acquiring Fund generally expects to redeem a significant portion of creation units for cash and, therefore, may recognize more capital gains than if it redeemed creation units in-kind.

Sales only through a Broker. Unlike a mutual fund’s shares, individual shares of ETFs, like the Acquiring Fund, are generally not directly purchased or redeemed from the Acquiring Fund at NAV. Shares of the Acquiring Fund may be purchased or redeemed directly from the Acquiring Fund only in block size creation units of 10,000 or more or multiples thereof, and only an Authorized Participant may engage in purchase or redemption transactions directly with the Acquiring Fund. Once created, shares of the Acquiring Fund generally trade in the secondary market in amounts less than a creation unit. Acquiring Fund shares may only be purchased and sold on a stock exchange through a broker at market prices. When buying and selling shares through a financial intermediary, a shareholder may incur brokerage or other charges determined by the financial intermediary, although ETFs may also trade with no transaction fees on many platforms. In addition, a shareholder of an ETF, such as the Acquiring Fund, may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Because ETF shares trade at market prices rather than at NAV, shares of an ETF, like the Acquiring Fund, may trade at a price less than (discount) or greater than (premium) the Acquiring Fund’s NAV. The trading prices of an ETF’s shares in the secondary market will fluctuate continuously throughout trading hours based on the supply and demand for the ETF’s shares and shares of the underlying securities held by the ETF, economic conditions and other factors.

Single Share Class. A mutual fund, like the Target Fund, may offer multiple share classes with different sales charges, expenses, and/or minimum investments. The Acquiring Fund does not issue multiple classes of shares.

Please see “SUMMARY COMPARISON OF THE FUNDS – Purchase and Sale of Fund Shares” in the Combined Proxy Statement and Prospectus and “Appendix D – Shareholder Information on the Acquiring Fund” for additional information regarding the purchase procedures for the Funds.

Question: How do the purchase procedures of the Funds compare?

Answer: Shares of the Target Fund are sold on a continuous basis by ALPS Distributors, Inc. (the “Fund’s Distributor”) at the next calculated NAV per share at the end of the trading day that the New York Stock Exchange (“NYSE”) is scheduled to be open for business. Acquiring Fund shares may be purchased only on the Exchange, other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market determined prices, which means that the market price per share of the ETF may be higher or lower than the ETF’s NAV per share, and may be higher or lower than the ETF’s next calculated NAV at the close of the trading day.

Please see “SUMMARY COMPARISON OF THE FUNDS – Purchase and Sale of Fund Shares” in the Combined Proxy Statement and Prospectus for additional information regarding the purchase procedures for the Funds.

Question: How do the redemption procedures of the Funds compare?

Answer: Shares of the Target Fund may be sold (redeemed) at the next calculated NAV directly with the Target Fund or through a financial intermediary each day that the NYSE is scheduled to be open for business. Unlike the Target Fund, individual shares of the Acquiring Fund are generally not sold at NAV per share directly by the Acquiring Fund. Shares of the Acquiring Fund generally may only be sold on exchanges and other trading platforms at market prices on days that the NYSE is scheduled to be open for business (with the exception of Authorized Participants who may purchase and redeem creation units directly with the Acquiring Fund).

Please see “SUMMARY COMPARISON OF THE FUNDS – Purchase and Sale of Fund Shares” in the Combined Proxy Statement and Prospectus for additional information regarding the redemption and exchange privileges of the Funds.

Question: Are there other circumstances where the Target Fund shareholder will not be able to hold ETF shares?

Answer: Omnibus retirement plan recordkeepers may not be able to include ETF shares on their platforms, and in such a case a retirement plan investor may be required by its retirement plan recordkeeper to redeem the Target Fund’s shares prior to the Reorganization.

Question: What if the Reorganization is approved by shareholders and I don’t want to hold ETF shares?

Answer: If the Reorganization is approved and you do not want to receive ETF shares in connection with the Reorganization, you may redeem your shares of the Target Fund prior to the closing of the Reorganization. You should consult your tax advisor because if you redeem your shares and such shares are held in a taxable account, you generally will recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount that you receive for such shares.

Question: What do I need to do to prepare for the Reorganization?

Answer: It is important for you to determine that you hold your shares of the Target Fund in the type of account that can accommodate the receipt of the ETF shares that will be received in the Reorganization. If you are unsure about the ability of your account to accept ETF shares, contact the Target Fund at (888) 848-7569 or your financial advisor or other financial intermediary.

Accounts That Require No Action

If you hold your shares of the Target Fund in a brokerage account that permits you to hold ETF shares, then you will not need to take any action with respect to your account prior to the Reorganization to receive ETF shares of the Acquiring Fund.

Accounts that Require Action

Transfer Agent Accounts. If you hold your shares of the Target Fund in an account directly with the Fund at the Fund’s transfer agent, ALPS Fund Services, Inc. (the “Transfer Agent”), you should transfer your shares of the Target Fund to a brokerage account prior to the Reorganization. You have an account directly with the Transfer Agent if you receive quarterly account statements directly from the Target Fund and not from a third-party broker-dealer.

Non-Accommodating Brokerage Accounts. If you hold your shares of the Target Fund in a brokerage account that only allows you to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investment in ETF shares.

Fund Direct Individual Retirement Account (“IRA”). If you hold your shares of the Target Fund through a fund direct IRA and do not take action to transfer your investment in the Target Fund to a different investment option prior to the Reorganization, your Target Fund shares will be liquidated and you will receive cash equal to the NAV of your Target Fund shares.

In addition, prior to the consummation of the Reorganization, you may redeem your Target Fund shares, generally resulting in the recognition of gain or loss for U.S. federal income tax purposes based on the difference between your tax basis in the shares and the amount you receive for them. You should consult your tax advisor.

You can contact your financial advisor or other financial intermediary for further information. You also may contact RiverNorth Funds at (561) 484-7185 or (toll-free) (888) 848-7569.

If shares are held in an account that cannot accept ETF shares at the time of the Reorganization of the Target Fund, Target Fund shares will be converted to cash and the cash proceeds sent to the account holder of record (subject to applicable federal or state laws concerning unclaimed property). The conversion of Target Fund shares to cash may be subject to fees and expenses and will be a taxable event.

Question: Who will manage the Acquiring Fund?

Answer: TrueMark will become the investment adviser to the Acquiring Fund as a result of the Reorganization and the sub-adviser will be RiverNorth, the current investment adviser to the Target Fund.

Question: Will there be changes to the Board of Trustees and service providers for the Acquiring Fund?

Answer: Yes, RiverNorth Funds and Elevation Series Trust have different Boards of Trustees, administrators, distributors, fund accountants, transfer agents, and legal counsel, as set forth in the table below; however, RiverNorth Funds and Elevation Series Trust have the same custodian and independent registered public accounting firm.

	Target Fund	Acquiring Fund
Administrator and Fund Accounting Agent	ALPS Fund Services, Inc.	Paralel Technologies LLC
Transfer and Dividend Disbursing Agent	ALPS Fund Services, Inc.	State Street Bank and Trust, Co.
Custodian	State Street Bank and Trust, Co.	State Street Bank and Trust, Co.
Distributor and Principal Underwriter	ALPS Distributors, Inc.	Paralel Distributors LLC
Independent Registered Public Accounting Firm	Cohen & Company, Ltd.	Cohen & Company, Ltd.
Legal Counsel	Faegre Drinker Biddle & Reath LLP	Thompson Hine LLP

Question: Will the Reorganization affect the ongoing fees and expenses I pay as a shareholder of the Target Fund?

Answer: Following the Reorganization, the Acquiring Fund is expected to have a lower total expense ratio than the Target Fund, before and after applicable waivers. The Acquiring Fund will be subject to a unitary fee structure, which will require the Acquiring Fund’s investment manager, TrueMark, to pay the Acquiring Fund’s ordinary operating expenses without any increase in the management fee, typically resulting in lower fees and expenses to shareholders. The Acquiring Fund’s unitary management fee rate is lower than the management fee rate currently paid by the Target Fund.

Please see “SUMMARY COMPARISON OF THE FUNDS – Fees and Expenses of the Funds” in the Combined Proxy Statement and Prospectus for additional information regarding the differences in the fees and expenses of the Funds.

Question: Will I own the same number of shares of the Acquiring Fund as I currently own of the Target Fund?

Answer: Although the number of shares of the Acquiring Fund you receive in exchange for your shares of the Target Fund may differ from the number of shares of the Target Fund that you hold, you will receive shares of the Acquiring Fund equal in value to the net asset value of your shares of the Target Fund immediately prior to the Reorganization, which will be after the redemption by the Target Fund of any fractional shares of the Target Fund you may own for cash.

Question: Will the Reorganization result in any taxes?

Answer: The Reorganization is expected to qualify as a “reorganization” within the meaning of section 368(a)(1)(F) of the U.S. Internal Revenue Code of 1986, as amended. In general, the Target Fund will not recognize any gain or loss as a direct result of the transfer of all of its assets and liabilities in exchange for shares of the Acquiring Fund or as a result of its liquidation and termination, and shareholders of the Target Fund will not recognize any gain or loss upon receipt of shares of the Acquiring Fund in connection with the Reorganization, except with respect to cash received in connection with the redemption by the Target Fund of fractional shares. Shareholders of the Target Fund should consult their own tax advisers regarding the federal, state, local, and other tax treatment and implications of the Reorganization in light of their individual circumstances.

Question: Will my basis change as a result of the Reorganization?

Answer: No, your aggregate tax basis for federal income tax purposes of the Acquiring Fund shares that you receive in the Reorganization will be the same as the basis of the Target Fund shares that you held immediately before the Reorganization, except with respect to the cash received in connection with the redemption by the Target Fund of any fractional shares.

Question: Will I incur any direct or indirect fees or expenses as a result of the Reorganization?

Answer: No commission or other direct transactional fees will be imposed on shareholders in connection with the Reorganization except for any related portfolio transaction costs. The portfolio transaction costs discussed below, if any, are expected to be minimal because there generally will be no need to reposition the investment portfolio of the Target Fund to effect the Reorganization. It is possible that the Reorganization may result in the Target Fund and the Acquiring Fund investing in cash on a temporary basis pending purchase and settlement of investments made pursuant to the Acquiring Fund’s principal investment strategies. Uninvested cash may negatively impact the performance of the Target Fund and the Acquiring Fund.

As of the date of this Combined Proxy Statement and Prospectus, it is not anticipated that dispositions of portfolio holdings by the Target Fund, if any, will result in the recognition of material amounts of capital gains by Target Fund shareholders because portfolio holdings that may need to be sold are in a net unrealized depreciated position. The amount of any capital gain or loss that ultimately might be realized because of dispositions of portfolio holdings of the Target Fund will depend on the net unrealized appreciation or depreciation of such holdings at the time such holdings are sold.

Question: Why do I need to vote?

Answer: Your vote is needed to ensure that a quorum and sufficient votes are present at the Special Meeting so that the proposals can be acted upon. Your immediate response on the enclosed Proxy Card will help prevent the need for any further solicitations for a shareholder vote. Your vote is very important to us regardless of the number of shares you own.

Question: Who is paying expenses related to the Special Meeting and the Reorganization?

Answer: RiverNorth will bear all expenses relating to the Reorganization, including the costs relating to the Special Meeting and Proxy Statement, whether or not the Reorganization is consummated.

Question: Will the Reorganization affect my ability to buy and sell shares?

Answer: It is anticipated that shareholders may continue to purchase and redeem Target Fund shares until three trading days prior to the Closing Date. Any purchase or sales of Target Fund shares after the Reorganizations will be purchases or sales of the Acquiring Fund and such purchase and exchanges will occur on an exchange and you may incur brokerage commissions when making such purchases and sales of Acquiring Fund shares. If the Reorganization is approved, your Target Fund shares will automatically be converted to Acquiring Fund shares provided that your brokerage account can accept ETF shares. You will receive confirmation of this transaction following the Reorganization.

Prior to the closing of the Reorganization, investors may purchase and redeem shares of the Target Fund at the NAV of the Target Fund. Following the closing of the Reorganization, investors may purchase Acquiring Fund shares on an exchange at market prices.

Question: What will happen if the Plan is not approved by shareholders?

Answer: If shareholders of the Target Fund do not approve the Plan, then the Target Fund will not be reorganized into the Acquiring Fund and the Board will consider what further actions to take with respect to the Target Fund, if any. In such event, the Target Fund will continue to operate and RiverNorth will continue to serve as investment adviser to the Target Fund while the Board considers other alternatives in the best interest of the Target Fund’s shareholders.

Question: Why did RiverNorth Capital Management, LLC recommend the Reorganization to the Board of RiverNorth Funds?

Answer: Upon careful consideration of various relevant factors, including the potential impact of the Reorganization on the Target Fund’s shareholders, RiverNorth concluded that reorganizing the Target Fund into the Acquiring Fund would be in the best interests of the Target Fund and its shareholders in light of certain benefits to the Target Fund’s shareholders and recommended to the Board the approval of the Reorganization. These benefits include: (1) the Acquiring Fund will be managed pursuant to a substantially similar investment objective and principal investment strategy as the Target Fund; (2) the benefits of the ETF structure; (3) the total annual operating expense ratio of the Acquiring Fund is expected to be lower than the Target Fund; (4) the Acquiring Fund will benefit from the skill, financial capacity, and resources of TrueMark; (5) the Target Fund will not bear any direct expenses in connection with the Reorganization; (6) the Reorganization is not expected to dilute the interest of Target Fund shareholders; (7) the Target Fund shareholders will continue to have the ability to redeem their shares until 3 trading days prior to the closing date of the Reorganization; and (8) the Reorganization is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes.

Question: What is the recommendation of the Board of RiverNorth Funds?

Answer: After careful consideration of the circumstances and terms of the proposed Reorganization, the Board, including the Trustees who are not “interested persons” of the RiverNorth Funds (as defined in the 1940 Act) (the “Independent Trustees”) determined that the proposed Reorganization would be in the best interests of the Target Fund and its shareholders.

In determining to approve the Plan, and to recommend that shareholders of the Target Fund approve the Plan, the Board received information and made inquiries into all matters it deemed appropriate. Please see “OVERVIEW OF THE PROPOSED REORGANIZATION” and “Board Considerations” in the Combined Proxy Statement and Prospectus for additional information regarding the factors considered by the RiverNorth Funds Board.

The RiverNorth Funds Board recommends that you vote FOR the approval of the Plan to authorize the Reorganization with respect to your Target Fund.

Please see “SUMMARY OF COMPARISON OF THE FUNDS – Fees and Expenses of the Funds” in the Combined Proxy Statement and Prospectus for additional information regarding how the fees and expenses of the Funds compare.

Question: When is the Reorganization expected to occur?

Answer: If approved and certain other closing conditions are met or waived, the Reorganization is expected to occur on or about August 1, 2025, or as soon as reasonably practicable after shareholder approval is obtained and the closing conditions are met or waived (the “Closing Date”).

Question: How do I vote my shares?

Answer: You can vote your shares as indicated under “HOW TO VOTE YOUR SHARES” which immediately precedes this Question and Answers section.

Question: Who do I call if I have questions?

Answer: If you have any questions regarding the proposals or the proxy card, or need assistance voting your shares, please call RiverNorth Funds at (561) 484-7185 or (toll-free) (888) 848-7569.

COMBINED PROXY STATEMENT AND PROSPECTUS

[July 10, 2025]

For the Reorganization of

RiverNorth Core Opportunity Fund a series of RiverNorth Funds 360 S. Rosemary Avenue, Suite 1420, West Palm Beach, FL 33401
into
RiverNorth Active Income ETF a series of Elevation Series Trust 1700 Broadway, Suite 1850, Denver, Colorado 80290

This Combined Proxy Statement and Prospectus (the “Proxy Statement”) is being sent to you in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of RiverNorth Funds for use when the Special Meeting of Shareholders (the “Special Meeting”) of the RiverNorth Core Opportunity Fund (the “Target Fund”), a series of RiverNorth Funds, is held at the principal executive offices of TrueMark Investments, LLC, located at 433 W. Van Buren St., Suite 1100-D, Chicago, Illinois 60607, on July 23, 2025, at 10:00 a.m. Central time. At the Special Meeting, shareholders of the Target Fund will be asked to consider and vote upon the following proposal:

Proposal

To approve the Agreement and Plan of Reorganization

(the “Plan”) approved by the Board of Trustees of RiverNorth Funds, which provides for the reorganization of the Target Fund, a series of RiverNorth Funds, into the RiverNorth Active Income ETF, a newly created series of Elevation Series Trust (the “Reorganization”) and any other matter to come before the Board of Trustees of RiverNorth Funds.

After careful consideration, the Board recommends that shareholders vote “FOR” the proposal.

The Plan provides that all of the assets of the Target Fund will be transferred to the RiverNorth Active Income ETF (the “Acquiring Fund”) in exchange for whole shares of beneficial interest (“shares”), no par value per share, of the Acquiring Fund, the Acquiring Fund’s assumption of the Target Fund’s liabilities, the pro rata distribution of Acquiring Fund shares to the shareholders of the Target Fund, and the redemption by the Target Fund of fractional shares at the aggregate net asset value (“NAV”) of their shares in cash. If shareholders of the Target Fund vote to approve the Plan, shareholders of the Target Fund will receive whole shares of the Acquiring Fund with a value equal to the NAV of their shares of the Target Fund held immediately prior to the Reorganization. The table below shows the Target Fund and Acquiring Fund.

Target Fund (a series of RiverNorth Funds)	Acquiring Fund (a series of Elevation Series Trust)
RiverNorth Core Opportunity Fund (the “Target Fund”)	RiverNorth Active Income ETF (the “Acquiring Fund”)

The Target Fund and the Acquiring Fund are each a series of a registered, open-end management investment company, although the Target Fund is a mutual fund while the Acquiring Fund will operate as an exchange-traded fund (“ETF”). The Acquiring Fund is a newly organized series and currently has no assets or liabilities. The Acquiring Fund was created specifically in connection with the Reorganization for the purpose of acquiring the assets and assuming the liabilities of the Target Fund and will not commence operations until the date of the Reorganization. The Target Fund will be the accounting and performance survivor in its respective Reorganization (subject to shareholder approval of such Reorganization), and the Acquiring Fund, as the corporate survivor in the Reorganization, will adopt the accounting and performance history of the Target Fund.

In order to transact in shares of the Acquiring Fund received as part of the Reorganization, you must hold your Target Fund shares in a brokerage account that can accept shares of an ETF. If Target Fund shareholders do not hold their shares of the Target Fund through a brokerage account that can accept shares of an ETF, the Target Fund Shares will be liquidated and proceeds sent to such Target Fund shareholders. This Proxy Statement includes additional information on the actions that Target Fund shareholders that do not currently hold their Target Fund shares through a brokerage account that can hold shares of an ETF must take in order to transact in shares of the Acquiring Fund as part of a Reorganization.

Those present and the appointed proxies also will transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof. This Proxy Statement sets forth concisely the basic information you should know before voting on the proposal. You should read it and keep it for future reference.

The following documents containing additional information about the Target Fund and Acquiring Fund, each having been filed with the SEC, are incorporated by reference into (legally considered to be part of) this Proxy Statement:

●	the Prospectus of the Target Fund, dated January 28, 2025 (the “Target Fund’s Prospectus”) (File Nos. 333-136185 and 811-21934);

●	the Statement of Additional Information of the Target Fund, dated January 28, 2025 (the “Target Fund’s SAI”) (File Nos. 333-136185 and 811-21934);

●	the Annual Report for the Target Fund for the fiscal year ended September 30, 2024 (the “Target Fund’s Annual Report”) (File No. 811-21934);

●	the Prospectus of the Acquiring Fund, dated April 28, 2025 (File Nos. 333-265972 and 811-23812);

●	the Statement of Additional Information of the Acquiring Fund, dated April 28, 2025 (File Nos. 333-265972 and 811-23812); and

●	the Semi-Annual Report of the Target Fund, dated March 31, 2025 (File No. 811-21934).

This Proxy Statement will be mailed on or about July 11, 2025 to shareholders of record of the Target Fund as of June 5, 2025.

The Target Fund’s Prospectus and Annual Report have previously been delivered to shareholders of the Target Fund. Additional information about the Acquiring Fund that will be included in the Acquiring Fund’s Prospectus, when available, is included in Appendix D to this Proxy Statement. The Acquiring Fund is newly-organized and currently has no assets or liabilities. The Acquiring Fund has been created in connection with the Reorganization for the purpose of acquiring the assets and liabilities of the Target Fund and will not commence operations until the date of the Reorganization.

Copies of the Proxy Statement and any of the foregoing documents relating to the Target Fund are available upon request and without charge by writing the Target Fund’s distributor, ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, CO 80203, by visiting the Target Fund’s website at https://rivernorth.com, or by calling 1-800-646-0148. Copies of documents relating to the Acquiring Fund, when available, may be obtained upon request and without charge by writing to the Acquiring Fund, Elevation Series Trust, 1700 Broadway, Suite 1850, Denver, Colorado 80290, by calling (toll-free) at 1-877-524-9155 or visiting https://rivernorth.com.

No person has been authorized to give any information or make any representation not contained in this Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS IT PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

An investment in the Target Fund or the Acquiring Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in any fund involves investment risk, including the possible loss of principal.

PROPOSAL – TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION

OVERVIEW OF THE PROPOSED REORGANIZATION

The Board recommends that shareholders of the Target Fund approve the Plan, pursuant to which the Target Fund will reorganize into the Acquiring Fund and each Target Fund shareholder will become a shareholder of the Acquiring Fund. A copy of the Plan is attached to this Proxy Statement as Appendix A. At a meeting held on April 23, 2025, the Board considered the Reorganization. Based upon the Board’s evaluation of the terms of the Plan and other relevant information presented to the Board in advance of and at the meetings, and in light of its fiduciary duties under federal and state law, the Board determined that the Reorganization is in the best interests of the Target Fund and its shareholders. See the section entitled “Board Considerations” for a summary of the factors considered and conclusions drawn by the Board in approving the Plan and authorizing the submission of the Plan to shareholders for approval.

As part of the Reorganization, the Acquiring Fund, a new series of Elevation Series Trust, with similar investment strategies as the Target Fund, has been created. If the shareholders of the Target Fund approve the Plan, the Reorganization will have these primary steps:

●	Prior to the closing of the Reorganization, the Target Fund will redeem fractional shares of the Target Fund at the NAV of such shares in cash;

●	At the closing of the Reorganization, all of the assets of the Target Fund will be transferred to the Acquiring Fund in exchange for whole shares of beneficial interest, no par value per share, of the Acquiring Fund and the Acquiring Fund’s assumption of the Target Fund’s liabilities;

●	Immediately after the transfer of the Target Fund’s assets as provided for in the Plan, the pro rata distribution of Acquiring Fund shares to the shareholders of the Target Fund; and

●	The Target Fund will be liquidated, dissolved, and terminated.

Approval of the Plan will constitute approval of the transfer of the Target Fund’s assets to the Acquiring Fund, the assumption of the Target Fund’s liabilities by the Acquiring Fund, the distribution of the Acquiring Fund shares to Target Fund shareholders, redemption of fractional shares of the Target Fund, and the liquidation and termination of the Target Fund. Shares of the Acquiring Fund issued in connection with the Reorganization will have an aggregate NAV equal to the aggregate value of the assets that the Target Fund transferred to the Acquiring Fund, less the Target Fund’s liabilities that the Acquiring Fund assumes. As a result of the Reorganization, existing shareholders of the Target Fund will become shareholders of the Acquiring Fund. Shareholders of the Target Fund will receive whole shares of the Acquiring Fund with a value equal to the aggregate NAV of their shares of the Target Fund held immediately prior to the Reorganization. No commissions or other transaction fees will be charged to the Target Fund’s shareholders in connection with the Reorganization.

For U.S. federal income tax purposes, the Reorganization is expected to qualify as a “reorganization” within the meaning of section 368(a)(1)(F) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”). In general, the Target Fund will not recognize any gain or loss as a result of the transfer of all of its assets and liabilities in exchange for shares of the Acquiring Fund or as a result of their liquidation and termination, and shareholders of the Target Fund will not recognize any gain or loss upon receipt of shares of the Acquiring Fund in connection with the Reorganization except with respect to cash received in connection with the redemption of fractional shares of the Target Fund. RiverNorth Funds and Elevation Series Trust will receive an opinion from tax counsel to Elevation Series Trust confirming such tax treatment.

EFFECT OF THE REORGANIZATION

The primary purpose of the Reorganization is for the Acquiring Fund to acquire the assets of the Target Fund and continue the business of the Target Fund. Certain basic information about the Target Fund and Acquiring Fund is provided in the table below.

	Target Fund	Acquiring Fund
Identity of Fund	RiverNorth Core Opportunity Fund, a series of RiverNorth Funds (an open-end management investment company registered with the SEC)	RiverNorth Active Income ETF, a series of Elevation Series Trust (an open-end management investment company registered with the SEC)
Investment Adviser	RiverNorth Capital Management, LLC (“RiverNorth”)	TrueMark Investments, LLC (the “Adviser”)
Sub-Adviser	None	RiverNorth Capital Management, LLC (the “Sub-Adviser)
Portfolio Managers	Patrick W. Galley, CFA® Stephen O’Neill, CFA®	Patrick W. Galley, CFA® Stephen O’Neill, CFA®
Management Fee	1.00%	0.89%
Investment Objective	The Fund’s investment objective is long-term capital appreciation and income.	The Fund’s investment objective is long-term capital appreciation and income.
Form of Organization	Series of an Ohio business trust	Series of a Delaware statutory trust

The Reorganization will shift management responsibility for the Target Fund from RiverNorth to the Adviser of the Acquiring Fund. RiverNorth will be the sub-adviser of the Acquiring Fund.

Shareholders will continue to be able to make additional purchases or redemptions of the Target Fund shares directly with the Target Fund or through their financial intermediary up to three days prior to the day of the closing of the Reorganization. If the Reorganization is approved, the Target Fund shares will automatically be converted to the Acquiring Fund shares.

SUMMARY COMPARISON OF THE FUNDS

Fees and Expenses of the Funds

The table below describes the fees and expenses that you pay if you buy, hold, and sell shares of the Target Fund and the pro forma fees and expenses that you may pay if you buy, hold, and sell shares of the Acquiring Fund after giving effect to the Reorganization. The Target Fund previously held two share classes, including the Class I and Class R Shares. Investors who held Class I Shares exchanged their shares for Class R Shares on [July 7], 2025. Expenses for the Target Fund are based on operating expenses of the Class R Shares of the Target Fund for the fiscal year ended September 30, 2024. Expenses for the Acquiring Fund are pro forma operating expenses of the Acquiring Fund for the same period, assuming the Reorganization had occurred prior to the start of the period. This table and the Example below do not include the brokerage commissions and other fees to financial intermediaries that investors may pay on their purchases and sales of Fund shares.

Fees and Expenses	Target Fund Shares	Acquiring Fund Shares (pro forma)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.00%	0.89%
Distribution (12b-1) Fees	0.25%	0.00%
Other Expenses	0.59%	0.00%(1)
Acquired Fund Fees and Expenses	2.47%(2)	2.47%(2)
Total Annual Fund Operating Expenses	4.31%	3.36%

(1)  Other Expenses are estimated for the Acquiring Fund's initial fiscal year.

(2)  Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example

The Example below is intended to help you compare the cost of investing in shares of the Target Fund with the cost of investing in shares of the Acquiring Fund on a pro forma basis. The Example assumes that you invest $10,000 in each Fund and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return and that operating expenses remain the same. The Example, with respect to the Acquiring Fund, does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the Acquiring Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Target Fund shares	$432	$1,306	$2,192	$4,459
Acquiring Fund shares – (pro forma)	$339	$1033	$1,749	$3,644

Fund Performance

For information on the performance of the Target Fund, see the Target Fund’s Prospectus dated January 28, 2025, as amended and supplemented.

The Acquiring Fund will not commence operations until after the closing of the Reorganization, subject to the approval of the Target Fund’s shareholder. At that time, the Acquiring Fund will adopt the performance history of the Class R Shares of the Target Fund.

The bar chart and table below provide some indication of the risks of investing in the Acquiring Fund by showing changes in the Target Fund’s performance from year to year and by showing how the Target Fund’s average annual total returns for one year, five years, ten year, and since inception periods compare with those of a broad-based securities market index. The Target Fund’s past performance, before and after taxes, does not necessarily indicate how it or the Acquiring Fund will perform in the future. Updated performance information on the Acquiring Fund when available can be found on the Acquiring Fund’s website at RiverNorth.com.

Calendar Year Total Return

During the period shown in the bar chart, the Target Fund’s highest quarterly return was 18.02% for the quarter ended June 30, 2020 and the lowest quarterly return was -25.51% for the quarter ended March 31, 2020. The Year-to-Date Total Return of the Target Fund for the three months ended March 31, 2025 was 1.78%.

Average Annual Total Returns

For the Period Ended December 31, 2024

RiverNorth Core Opportunity Fund	1 Year	5 Years	10 Years	Since Inception (12/27/06)
Return Before Taxes	13.47%	6.54%	6.69%	7.46%
Return After Taxes on Distributions	10.97%	3.27%	3.17%	4.71%
Return After Taxes on Distributions and Sale of Shares	7.94%	3.75%	3.93%	5.00%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	25.02%	14.53%	13.10	13.33%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	1.25%	-0.33%	1.35%	1.46%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as 401(k) plans, an individual retirement account (“IRA”) or other tax-advantaged accounts. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. This rate excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Acquiring Fund’s Shares and securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less. For the fiscal year ended September 30, 2024, the Target Fund’s portfolio turnover rate was 41% of the average value of its portfolio. Because the Acquiring Fund is newly organized, no portfolio turnover data is available.

Principal Investment Objectives, Strategies, and Policies

The Target Fund and the Acquiring Fund have substantially similar investment objectives and similar strategies, except that the Acquiring Fund is an exchange-traded fund (“ETF) subject to certain risks unique to operating as ETFs.

TARGET FUND	ACQUIRING FUND
Investment Objective
The Fund’s investment objective is long-term capital appreciation and income.	Same
Principal Investment Strategies

The Fund’s adviser, RiverNorth Capital Management, LLC (“RiverNorth Capital” or the “Adviser”), will allocate the Fund’s investments among equities, fixed income securities, and cash and cash equivalents. The Adviser may allocate to the various asset classes either through the purchase of closed-end investment companies (including business development companies (“BDCs”)), exchange-traded funds (“ETFs”) and other investment companies (collectively, “Underlying Funds”) or through direct investment in the various securities. The Adviser considers a number of factors when making these allocations, including fundamental and technical analysis to assess the relative risk and reward potential throughout the financial markets. As a result, the percentages allocated to equities, fixed income securities and cash and cash equivalents will vary. The Fund does not expect to directly invest in securities rated below Baa3 by Moody’s Investor Services, Inc. (“Moody’s”) (securities rated below BBB by S&P Global Ratings (“S&P”) and Baa3 by Moody’s are commonly referred to as “junk bonds”), although it may invest in Underlying Funds that hold securities rated below Baa3 or that are in default.

To achieve exposure to the asset classes discussed above, the Fund will typically invest more than 50% of its assets in Underlying Funds. The remaining portion of the Fund’s assets will be invested in individual equity and fixed income securities and real estate investment trusts (“REITs”), limited partnerships and structured securities, such as collateralized mortgage and debt obligations. REITs are companies that invest in real estate either directly or through mortgage securities. Collateralized mortgage obligations are securities that are backed by a pool of mortgage instruments and collateralized debt obligations are securities backed by a pool of bonds, debt or other assets. The Fund may invest directly in exchange-traded notes (“ETNs”), which are debt securities whose returns are linked to a particular index. The Fund may also invest in structured notes, which are debt securities whose returns are linked to the performance of a single equity security, a basket of equity securities, or an equity index.

The Principal Investment Strategies remain the same except that the Acquiring Fund will not invest in Special Purpose Acquisition Companies.

The Fund also may invest directly in the equity and debt securities of U.S. corporate issuers, and U.S. government securities. Equity securities purchased by the Fund may include, but are not limited to, common stocks, preferred stocks, convertible securities, and warrants to buy common stocks. Fixed income securities purchased by the Fund may include corporate bonds, U.S. Treasury securities and municipal bonds. In addition, the Fund may invest without limitation in foreign securities, including securities issued in emerging market countries, either directly or by purchasing sponsored or unsponsored American Depositary Receipts (“ADRs”). Unsponsored ADRs are generally established by banks or brokers and may not share in the benefits or voting rights of sponsored ADRs. The Fund may also invest in Underlying Funds that hold foreign securities or ADRs. The Fund may also seek to realize additional gains or hedge investments by selling a security short. When the Fund engages in a short sale, it sells a security it does not own and, to complete the sale, borrows the same security from a broker or other institution. The Fund may liquidate positions in order to change the Fund’s asset allocation or to generate cash to invest in more attractive opportunities, which may result in a larger portion of any net gains being realized as short-term capital gains. In addition, a negative change in the fundamental or qualitative characteristics of the issuer may cause the Adviser to sell a security. Finally, the Adviser may sell a security when its price approaches, meets or exceeds the Adviser’s target price.

The Fund may invest in special purpose acquisition companies (“SPACs”). SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Certain SPACs may seek acquisitions only in limited industries or regions, which may increase the volatility of their prices. Investments in SPACs may be illiquid and/or be subject to restrictions on resale. To the extent the SPAC is invested in cash or similar securities, this may impact the Fund’s ability to meet its investment objective.

The Fund may enter into total return swaps. Total return swaps are agreements that provide the Fund with a return based on the performance of an underlying asset (called a “reference asset”), in exchange for fee payments to a counterparty based on a specific rate of return. The difference in the value of these income streams is recorded daily by the Fund, and is settled in cash at the end of each month. The fee paid by the Fund will typically be determined by multiplying the face value of the swap agreement by an agreed upon interest rate. In addition, if the reference asset declines in value over the term of the swap, the Fund would also be required to pay the dollar value of that decline to the counterparty. Total return swaps could result in losses if the reference asset does not perform as anticipated by the Adviser. The Fund may use its own net asset value (“NAV”) or the NAV of a similar fund as the reference asset in a total return swap. This strategy serves to reduce “cash drag” (the impact of uninvested cash on the Fund’s overall return) by replacing it with the total return of the Fund’s own, or a similar fund’s investment holdings. The Fund records fluctuations in the value of open swap contracts on a daily basis as unrealized gains or losses.

Principal Risks

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Fund’s shares (the “Shares”) may be affected by its investment objective, principal investment strategies, and particular risk factors. However, other factors may also affect each Fund’s NAV. There is no guarantee that a Fund will achieve its investment objective or that it will not lose principal value.

The principal risks of investing in the Funds are substantially similar, except that (i) the Acquiring Fund is subject to certain risks unique to operating as an ETF, (ii) the LIBOR Risk was removed since it is no longer relevant due to its recent phaseout, and (iii) the Special Purpose Acquisition Company (“SPAC”) Risk was removed because the Acquiring Fund will not invest in SPACs.

 Note that “Total Return Swap Risk” was included in the 485(a) for the ETF (it is part of the principal strategy) but it is not in the mutual fund prospectus.

The principal risks of investing in the Funds are set forth below. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s NAV, trading price, yield, total return and/or ability to meet its objectives.

Principal Risks Of The Target Fund & The Acquiring Fund

Target Fund	Acquiring Fund

Closed-End Fund Risk. The Fund invests in closed-end investment companies or funds. The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the NAV per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined NAV, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their NAV.

The Fund may invest in shares of closed-end funds that are trading at a discount to NAV or at a premium to NAV. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the NAV of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and NAV than an investment in shares of investment companies without a leveraged capital structure.

BDCs are a type of closed-end investment company that generally invest in less mature U.S. private companies or thinly traded U.S. public companies which involve greater risk than well-established publicly traded companies. While BDCs are expected to generate income in the form of dividends, certain BDCs during certain periods of time may not generate such income. The Fund will indirectly bear its proportionate share of any management fees and other operating expenses incurred by closed-end funds and BDCs in which it invests, and of any performance based or incentive fees payable by the BDCs in which it invests, in addition to the expenses paid by the Fund.

Same

Market Risk. The value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, unexpected trading activity among retail investors, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, geopolitical events, recessions or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets.	Same
Borrowing Risk. The Fund may borrow amounts up to one-third of the value of its total assets, but it will not borrow more than 5% of the value of its total assets except to satisfy redemption requests or for other temporary purposes. Such borrowings would result in increased expense to the Fund and, while they are outstanding, would magnify increases or decreases in the value of Fund shares. The Fund will not purchase additional portfolio securities while outstanding borrowings exceed 5% of the value of its total assets.	Same
Convertible Security Risk. The risk that the market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.	Same

Correlation Risk. Because the Fund allocates its investments among different asset classes, the Fund is subject to correlation risk. Although the prices of equity securities and fixed-income securities, as well as other asset classes, often rise and fall at different times so that a fall in the price of one may be offset by a rise in the price of the other, in down markets the prices of these securities and asset classes can also fall in tandem.	Same
Emerging Markets Risk. Investment in emerging market securities involves greater risk than that associated with investment in securities of issuers in developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.	Same
Equity Risk. To the extent the Fund invests in common stocks, preferred stocks, convertible securities, rights and warrants, it will be exposed to equity risk. Equity markets may experience volatility and the value of equity securities may move in opposite directions from each other and from other equity markets generally. Preferred stocks often behave more like fixed income securities. If interest rates rise, the value of preferred stocks having a fixed dividend rate tends to fall. The value of convertible securities fluctuates with the value of the underlying stock. Convertible stocks can also fluctuate based on the issuer’s credit rating or creditworthiness and may be subject to call or redemption by the issuer. Rights and warrants do not necessarily move in parallel with the price of the underlying stock and the market for rights and warrants may be limited. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.	Same

Exchange-Traded Fund Risk. ETFs may trade at a discount to the aggregate value of the underlying securities and frequent trading of ETFs by the Fund can generate brokerage expenses. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual ETFs in which the Fund invests and these fees and expenses are in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations.	Same
Exchange-Traded Note Risk. The Fund may invest in ETNs, which are notes representing unsecured debt of the issuer. ETNs are typically linked to the performance of an index plus a specified rate of interest that could be earned on cash collateral. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index. There may be restrictions on the Fund’s right to redeem its investment in an ETN, and there may be limited availability of a secondary market.	Same

ETF Structure Risks. The Fund and the Underlying ETFs are ETFs, and, as a result of an ETF’s structure, it is exposed to the following risks:

-      Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

-      Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

-      Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

-      Trading. Although Shares are listed for trading on the Exchange and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares, and this could lead to differences between the market price of the Shares and the underlying value of those Shares.

Fixed Income Risk. The Fund may invest, directly or indirectly, through Underlying Funds in fixed income securities, including high yield securities, also known as “junk bonds.” Fixed income securities increase or decrease in value based on changes in interest rates. If interest rates increase, the value of the Fund’s fixed income securities generally declines. On the other hand, if interest rates fall, the value of the fixed income securities generally increases. Junk bonds are not considered to be investment grade. Junk bonds may provide greater income and opportunity for gain, but entail greater risk of loss of principal. The issuer of a fixed income security may not be able to make interest and principal payments when due. With regard to junk bond issuers, the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation may be more at risk. Some of the related risks of fixed income securities include:

*    Credit Risk. The risk that the issuer of a fixed income security may not be able to make interest and principal payments when due. The Fund could also be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.

*     High Yield Securities/Junk Bond Risk. High yield securities may provide greater income and opportunity for gain, but entail greater risk of loss of principal. The market for such securities may not be liquid at all times. In a relatively illiquid market, the Fund may not be able to acquire or dispose of such securities quickly and, as such, the Fund may experience adverse price movements upon liquidation of its investments.

*     Government Risk. The U.S. government’s guarantee of ultimate payment of principal and timely payment of interest on certain U.S. government securities owned by the Fund does not imply that the Fund’s shares are guaranteed or that the price of the Fund’s shares will not fluctuate. All U.S. government obligations are subject to interest rate risk.

*     Interest Rate Risk. The risk that the Fund’s share price and total return will vary in response to changes in interest rates. If rates increase, the value of the Fund’s investments generally will decline, as will the value of your investment in the Fund. Changing interest rates may have unpredictable effects on the markets and the Fund’s investments. Any declines in interest rates could cause the Fund’s earnings to fall below the Fund’s expense ratio, resulting in a decline in the Fund’s share price. Securities with longer maturities tend to produce higher yields, but are more sensitive to changes in interest rates and are subject to greater fluctuations in value.

*     Sovereign Obligation Risk. The Underlying Funds may invest in sovereign debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Underlying Funds may have limited recourse in the event of a default.

Same

Foreign Investing Risk. Investments in foreign securities may be affected by currency controls and exchange rates, different accounting, auditing, financial reporting, and legal standards and practices, expropriation, changes in tax policy, greater market volatility, less publicly available information, less stringent investor protections, differing securities market structures, higher transaction costs, and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in emerging or developing countries.	Same
Investment Style Risk. The Fund is managed by allocating the Fund’s assets to Underlying Funds. Underlying Funds charge their own management and operating fees. This may cause the Fund to underperform funds that do not allocate their assets to Underlying Funds.	Same
Large Shareholder Purchase and Redemption Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large purchases of the Fund’s shares may also adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.	Same

Liquidity Risk. When there is little or no active trading market for specific types of investments, it can become more difficult to sell the investments in a timely manner at or near their perceived value. In such a market, the value of such investments and the Fund’s share price may fall dramatically, even during periods of declining interest rates. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities. Liquidity risk also may refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund’s share price.	Same
Management Risk. The risk that the Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s judgment will produce the desired results.	Same
Preferred Stock Risk. Preferred stock represents the senior residual interest in the assets of an issuer after meeting all claims, with priority to corporate income and liquidation payments over the issuer’s common stock. As such, preferred stock is inherently more risky than the bonds and other debt instruments of the issuer, but less risky than its common stock. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. When interest rates fall below the rate payable on an issue of preferred stock or for other reasons, the issuer may redeem the preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Preferred stocks may be significantly less liquid than many other securities, such as U.S. government securities, corporate debt and common stock.	Same

REIT Risk. The value of equity REITs may be affected by changes in the value and vacancy rate of the underlying property owned by the REITs, while the value of mortgage REITs may be affected by the quality of any credit extended. Investment in REITs involves risks similar to those associated with investing in small capitalization companies, and REITs (especially mortgage REITs) are subject to interest rate risks. Mortgage REITs are also subject to prepayment risk. Because REITs incur expenses like management fees, investments in REITs also add an additional layer of expenses. In addition, REITs could possibly fail to (i) qualify for favorable tax treatment under applicable tax law, or (ii) maintain their exemptions from registration under the Investment Company Act of 1940, as amended (the “1940 Act”).	Same
Security Risk. The risk that the value of the Fund may decrease in response to the activities and financial prospects of individual securities in the Fund’s portfolio.	Same
Short Sale Risk. Positions in shorted securities are speculative and more risky than long positions (purchases) in securities. Short selling will also result in higher transaction costs (such as interest and dividends), and may result in higher taxes, which reduce the Fund’s return. Generally, the short sales in which the Fund may invest will not be “against the box,” meaning the Fund will not own the shorted security, so theoretically the potential loss resulting from short sales is unlimited.	Same
Smaller Company Risk. The Fund, directly or indirectly through Underlying Funds, may invest in smaller capitalization companies (companies with market capitalizations of $1 billion or less). The earnings and prospects of smaller companies are more volatile than those of larger companies. Smaller companies also may experience higher failure rates than larger companies. In addition, the securities of smaller companies may trade less frequently and in smaller volumes than the securities of larger companies, which may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies. Finally, smaller companies may have limited markets, product lines or financial resources and may lack management experience.	Same

Special Purpose Acquisition Companies Risks. The Fund may invest in SPACs. Unless and until an acquisition is completed, a SPAC generally invests its assets (less an amount to cover expenses) in U.S. government securities, money market fund securities and cash. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Accordingly, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Certain SPACs may seek acquisitions only in limited industries or regions, which may increase the volatility of their prices. Investments in SPACs may be illiquid and/or be subject to restrictions on resale. To the extent the SPAC is invested in cash or similar securities, this may impact the Fund’s ability to meet its investment objective. The officers of a SPAC may operate multiple SPACs and could have conflicts of interest in determining to which SPAC a particular business opportunity should be presented. In such circumstances, there can be no assurance that a given business opportunity would be presented to the SPAC in which the Fund holds an investment.	Not included.
Structured Notes Risk. Structured notes are subject to a number of fixed income risks including general market risk, interest rate risk, and the risk that the issuer on the note may fail to make interest and/or principal payments when due, or may default on its obligations entirely. In addition, as a result of the imbedded derivative features, structured notes generally are subject to more risk than investing in a simple note or bond issued by the same issuer.	Same
Tax Risk. With respect to federal income taxes, any distributions to shareholders that represent income from taxable securities will generally be taxable as ordinary income. In addition, short-term capital gains and a portion of any gain attributable to bonds purchased at market discount will be treated as ordinary income for federal tax purposes. Distributions may include ordinary income, capital gain, a return of capital, or some combination of the foregoing. Distributions also are generally subject to state taxes with certain exceptions (e.g. some states may have an exception where a portion of the Fund’s income is attributable to municipal securities issued in the state in which you reside). New federal or state governmental action could adversely affect the tax-exempt status of municipal securities held by the Fund, resulting in higher tax liability for shareholders and potentially hurting Fund performance as well.	Same

Underlying Fund Risk. The Fund will incur higher and duplicative expenses, including advisory fees, when it invests in Underlying Funds. There is also the risk that the Fund may suffer losses due to the investment practices of the Underlying Funds (such as the use of derivatives). The Underlying Funds in which the Fund invests that attempt to track an index may not be able to replicate exactly the performance of the indices they track, due to transactions cost and other expenses of the Underlying Funds. The shares of closed-end funds frequently trade at a discount to their NAV. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease, and it is possible that the discount may increase. In addition, certain closed-end funds utilize leverage in their portfolios. This use of leverage could subject the Underlying Fund, and indirectly, the Fund, to increased risks including increased volatility in the price of the Underlying Fund shares.	Same
Valuation Risk. Unlike publicly traded common stock that trades on national exchanges, there is no central exchange for loans or fixed-income instruments to trade. Loans and fixed-income instruments generally trade on an “over-the-counter” market, which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of loans or fixed-income instruments may carry more risk than that of common stock. Additionally, fair valuation of the Fund’s investments involves subjective judgment, and the Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third-party service providers.	Same

Funds’ Investment Limitations

As required by the 1940 Act, each of RiverNorth Funds and Elevation Series Trust, on behalf of their respective series, has adopted certain fundamental investment policies including policies regarding borrowing money, issuing senior securities, engaging in the business of underwriting, concentrating investments in a particular industry or group of industries, purchasing and selling real estate, making loans, diversification, and investing in commodities. Both RiverNorth Funds and Elevation Series Trust have also adopted non-fundamental policies regarding pledging fund assets, borrowing level of purchased securities, margin purchases, and illiquid investments.

The Target Fund’s fundamental investment restrictions, as well as the Target Fund’s interpretations of those restrictions, are summarized under the section entitled “Investment Limitations” in the Target Fund’s SAI, which is incorporated by reference into this Proxy Statement. The Acquiring Fund’s fundamental investment restrictions, as well as the Acquiring Fund’s interpretations of those restrictions, are described in the Proxy Statement SAI.

A fundamental restriction cannot be changed without the affirmative vote of the lesser of: (1) 67% or more of the voting securities of a Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of a Fund. A non-fundamental limitation may be changed by a Fund’s Board of Trustees without shareholder approval.

Portfolio Holdings Information

Information about the Target Fund’s daily portfolio holdings is not available since the Target Fund is a mutual fund and not required to provide such information. A complete description of the Target Fund’s policies and procedures with respect to the disclosure of the Target Fund’s portfolio holdings is available in the Target Fund’s SAI, which is incorporated by reference into this Proxy Statement. Information about the Acquiring Fund’s daily portfolio holdings will be available at RiverNorth.com. In addition, the Fund discloses its complete portfolio holdings as of the end of its fiscal year and its second fiscal quarter in its reports to shareholders. No later than 30 days after the end of each month, each Fund files with the SEC on Form N-PORT a complete list of its portfolio holdings as of each month-end during the relevant quarter. You can find the SEC filings on the SEC’s website, www.sec.gov. A summarized description of the Acquiring Fund’s policies and procedures with respect to the disclosure of the Acquiring Fund’s portfolio holdings is included in the Proxy Statement SAI.

Management

Boards of Trustees

The Board of Trustees of RiverNorth Funds is responsible for the management and supervision of the Target Fund. The Board approves all significant agreements between the RiverNorth Funds, on behalf of the Target Fund, and those companies that furnish services to the Target Fund; and oversees the business activities of the Target Fund. The Board currently has five Trustees, two of whom are “interested persons,” as that term is defined under the 1940 Act. A list of the Trustees and officers of RiverNorth Funds, and their present positions and principal occupations, is provided under “Management of the Fund” in the Target Fund’s SAI, which is incorporated by reference into this Proxy Statement.

Overall responsibility for oversight of Elevation Series Trust rests with its Board. The Board is responsible for overseeing TrueMark and other service providers in the operations of Elevation Series Trust in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and Elevation Series Trust’s governing documents. The Board of Elevation Series Trust currently consists of three Trustees, two of whom are not “interested persons” (as defined in the 1940 Act), of the Trust. A list of the Trustees and officers of Elevation Series Trust, and their present positions and principal occupations, is provided under the section entitled “Management of the Trust” in the Proxy Statement/SAI.

Investment Advisers

RiverNorth is an investment adviser registered with the SEC and serves as the investment adviser to the Target Fund. RiverNorth administers the affairs of the Target Fund, subject to the oversight of the Board of Trustees of RiverNorth Funds.

TrueMark is an investment adviser registered with the SEC and serves as the investment adviser to the Acquiring Fund. TrueMark is responsible for overseeing the management and business affairs of the Acquiring Fund and has discretion to purchase and sell securities in accordance with the Acquiring Fund’s investment objectives, policies, and restrictions, subject to the oversight of the Board of Trustees of Elevation Series Trust. RiverNorth will serve as sub-adviser to the Acquiring Fund.

As of the date of this combined proxy statement, TrueMark Investments, LLC is controlled by TrueMark Group, LLC (“TrueMark Group”), which in turn, is controlled by Mike Loukas. By virtue of a corporate transaction that will close prior to the shareholder meeting, TrueMark Group is expected to undergo a change of control whereby RiverNorth Strategic Holdings, LLC will become TrueMark Group's controlling shareholder by virtue of its ownership of a majority of the voting securities of TrueMark Group. Certain officers and employees of TrueMark Investments also own non-voting securities of TrueMark Investments or TrueMark Group. RiverNorth Strategic Holdings is an affiliate of RiverNorth Capital Management, LLC, the proposed subadviser to the Acquiring Fund.

Portfolio Managers

The Target Fund is managed by a portfolio management team consisting of Patrick W. Galley, CFA and Stephen O’Neill, CFA. Each member of the portfolio management team is jointly and primarily responsible for the day-to-day management of the Fund. Mr. Galley has been a member of the portfolio management team of the Target Fund since inception since its inception in December 2006. Mr. O’Neill has been a member of the portfolio management team of the Target Fund since May 2007.

Mr. Galley, CFA is the Chief Executive Officer, Chief Investment Officer and Portfolio Manager for RiverNorth. While serving as the President and Chairman of RiverNorth Funds, Mr. Galley also heads RiverNorth’ research and investment team and oversees all portfolio management activities at the firm. Prior to joining RiverNorth, Mr. Galley was most recently a Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group, where he specialized in analyzing and structuring corporate transactions for investment management firms in addition to closed-end and open-end funds, hedge funds, funds of funds, structured investment vehicles and insurance/reinsurance companies. He graduated with honors from Rochester Institute of Technology with a B.S. in Finance. Mr. Galley has received the Chartered Financial Analyst (CFA) designation, is a member of the CFA Institute, and is a member of the CFA Society of Chicago.

Mr. O’Neill, CFA conducts qualitative and quantitative analysis of closed-end funds and their respective asset classes. Prior to joining RiverNorth in 2007, Mr. O’Neill was most recently an Assistant Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group. At Bank of America, he specialized in the corporate real estate, asset management, and structured finance industries. Mr. O’Neill graduated magna cum laude from Miami University in Oxford, Ohio with a B.S. in Finance. Mr. O’Neill has received the Chartered Financial Analyst (CFA) designation, is a member of the CFA Institute, and is a member of the CFA Society of Chicago.

The following portfolio managers are jointly and primarily responsible for the day-to-day management of the Acquiring Fund.

Mr. Galley and Mr. O’Neill will continue as Portfolio Managers for the Acquiring Fund. Messrs. Galley and O’Neill will be jointly and primarily responsible for the day to day management of the Acquiring Fund.

Investment Advisory Fees

Pursuant to an advisory agreement between RiverNorth Funds, on behalf of the Target Fund, and RiverNorth (the “RiverNorth Advisory Agreement”), the Target Fund pays RiverNorth an annual advisory fee based on average daily net assets for the services and facilities it provides payable at the annual rate of 1.00% of the Target Fund’s average daily net assets. For the fiscal year ended September 30, 2024, the aggregate management fee paid by the Fund to RiverNorth was equal to 1.00% of the Fund’s average daily net assets.

Pursuant to an investment advisory agreement between Elevation Series Trust, on behalf of the Acquiring Fund, and TrueMark Investments, LLC (the “TrueMark Advisory Agreement”), the Acquiring Fund pays TrueMark a monthly unitary management fee at an annual rate of 0.89% of the Acquiring Fund’s average daily net assets. Out of the unitary management fee, TrueMark has agreed to pay substantially all expenses of the Acquiring Fund, including the cost of transfer agency, custody, fund administration, securities lending and other non-distribution related services necessary for the Fund to operate, except for: the fee paid to TrueMark pursuant to the TrueMark Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, litigation expenses and other non-routine or extraordinary expenses.

A discussion regarding the basis for the Board’s most recent approval of the RiverNorth Advisory Agreement with respect to the Target Fund is available in the Target Fund’s semi-annual report for the fiscal period ended March 31, 2024. You may obtain a copy of the Fund’s semi-annual report, without charge, upon request to the Target Fund. A discussion regarding the basis for Elevation Series Trust’s approval of the TrueMark Advisory Agreement with respect to the Acquiring Fund will be available in the Acquiring Fund’s first semi-annual or annual financial statements following the Reorganization.

Other Service Providers

The following table identifies the principal service providers that service the Target Fund and that are expected to service the Acquiring Fund:

	Target Fund	Acquiring Fund
Administrator and Fund Accounting Agent	ALPS Fund Services, Inc.	Paralel Technologies LLC
Transfer and Dividend Disbursing Agent	ALPS Fund Services, Inc.	State Street Bank and Trust, Co.
Custodian	State Street Bank and Trust, Co.	State Street Bank and Trust, Co.
Distributor and Principal Underwriter	ALPS Distributors, Inc.	Paralel Technologies LLC
Independent Registered Public Accounting Firm	Cohen & Company, Ltd.	Cohen & Company, Ltd.
Legal Counsel	Faegre Drinker Biddle & Reath LLP	Thompson Hine LLP

Purchase and Sale of Fund Shares

The Target Fund and the Acquiring Fund have different procedures for purchasing and redeeming shares, which are summarized below. This Combined Proxy Statement and Prospectus contains more information on the procedures applicable to purchases and redemptions of the shares of the Acquiring Fund. The Target Fund’s Prospectus provides information with respect to the procedures applicable to purchases and sales of the shares of the Target Fund.

Target Fund – Purchase and Sale of Fund Shares

The Target Fund previously had two share classes, including the Class I Class and the Class R Class. Investors who held Class I Shares exchanged their shares for Class R Shares on [July 7], 2025. The Target Fund’s Class R Shares’ Minimum Initial Investment is $1,000 for IRA accounts and $5,000 for other account types. The Minimum Subsequent Investment is $100 for Class R Shares. You may purchase or redeem (sell) shares of the Target Fund on each day that the New York Stock Exchange (“NYSE”) is open for business. Transactions may be initiated by written request, by telephone or through your financial intermediary. Written requests to the Target Fund should be sent to the RiverNorth Funds, P.O. Box 219427, Kansas City, Missouri 64121-9427. For more information about purchasing and redeeming shares, please see “Buying and Selling Fund Shares” in the Target Fund’s Prospectus or call 1-888-848-7569. The Target Fund’s distributions are generally taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements. If you purchase the Target Fund through a broker-dealer or other financial intermediary (such as a bank), the Target Fund and its related companies may pay the intermediary for the sale of Target Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Target Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Class R Shares of the Target Fund are available for investment under the symbol RNCOX.

For a discussion of how the Target Fund shares may be purchased and redeemed, as applicable, see “Buying and Selling Fund Shares” and “How to Buy Shares” and “How to Redeem (Sell) Shares” in the Target Fund’s Prospectus incorporated by reference herein.

Acquiring Fund –- Purchase and Redemption of Shares in Creation Units

The Acquiring Fund issues and redeems shares at NAV only in a large, specified number of shares called a “Creation Unit” or multiples thereof. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash. It is expected that only a limited number of institutional investors, called Authorized Participants or “APs,” will purchase and redeem shares directly from the Acquiring Fund.

Individual shares of the Acquiring Fund may only be purchased and sold in secondary market transactions through brokers. Shares can be bought or sold through an investor’s broker throughout the trading day like shares of any publicly traded issuer. When buying or selling shares through a broker, the investor will incur customary brokerage commissions and charges, and may pay some or all of the spread between the bid and the offered prices in the secondary market for shares. The price at which an investor buys or sells shares (i.e., the market price) may be more or less than the NAV of the shares. Unless imposed by the broker, there is no minimum dollar amount that shareholders must invest in the Acquiring Fund and no minimum number of shares that shareholders must buy.

Shares of the Acquiring Fund will be listed for trading on the Exchange under the ticker symbol CEFZ.

For a discussion of how the Acquiring Fund shares may be purchased, exchanged, and redeemed, as applicable, see “Buying and Selling Fund Shares” in Appendix D attached to this Proxy Statement.

If the Plan is approved by the Target Fund’s shareholders, any fractional shares held by shareholders will be redeemed and the Target Fund will distribute the redemption proceeds to those shareholders prior to the Reorganization. The redemption of shareholders’ fractional shares will likely be a taxable event for such shareholders and those shareholders are encouraged to consult their tax advisors to determine the effect of any such redemption.

On the closing date, which is scheduled to occur on or about July 18, 2025 (the “Closing Date”), but which may occur on an earlier or later date as the officers of the Target Fund and the Acquiring Fund may mutually agree, the Target Fund will transfer substantially all of its assets, free and clear of all liens, encumbrances, and claims whatsoever (except for liens or encumbrances that do not materially detract from the value or use of the Target Fund’s assets), to the Acquiring Fund and the Acquiring Fund will assume all liabilities of the Target Fund. In exchange, the Acquiring Fund will issue the Acquiring Fund shares that have an aggregate NAV equal to the dollar value of the net assets delivered to the Acquiring Fund by the RiverNorth Funds, on behalf of the Target Fund. The RiverNorth Funds, on behalf of the Target Fund, will distribute to shareholders the Acquiring Fund shares it receives. Each shareholder of the Target Fund will receive the Acquiring Fund shares with an aggregate NAV equal to the aggregate NAV of his or her shares of the Target Fund (and, immediately prior to the Reorganization, cash in connection with the redemption of fractional shares, if any). It is anticipated that Target Fund shareholders may continue to purchase and redeem Target Fund shares if received in proper form until approximately four business days before the Closing Date. Shareholders other than APs who wish to redeem shares after 4:00 p.m., Eastern time, four business days before the Closing Date will no longer be entitled to do so and will instead have to sell their shares on an exchange using their brokerage account. The Target Fund will then terminate its existence, liquidate, and dissolve.

Tax Information

Distributions shareholders receive from a Fund are generally taxable to them as ordinary income for federal income tax purposes, except that distributions may be taxed to shareholders at long-term capital gain rates to the extent reported by a Fund as “capital gain dividends” or “qualified dividend income,” and may also be subject to state or local taxes. Fund distributions may not be taxable to a shareholder if he/she/it is investing through a tax-advantaged retirement plan account or is a tax-exempt investor, although he/she/it may be taxed on withdrawals from his/her/its tax-advantaged account.

BOARD CONSIDERATIONS

The RiverNorth Fund’s Board (the “RiverNorth Board”) discussed the Reorganization at its April 23, 2025 meeting. The RiverNorth Board, with the assistance of counsel to the Target Fund and counsel to the independent trustees, evaluated the terms of the Plan, the Target Fund’s and the Acquiring Fund’s investment objectives and principal investment strategies, the differences between open-ended mutual funds and ETFs, the Acquiring Fund’s anticipated fees and total annual operating expenses, the skills, financial capacity and resources of the Acquiring Fund’s investment adviser, the direct expenses relating to the Reorganization, that the proposed Reorganization is not expected to result in the dilution of the Target Fund’s shareholder’s interests, the Target Fund shareholders’ continuing ability to redeem their shares prior to the Reorganization, the federal income tax consequences of the Reorganization, and possible alternatives to the Reorganization. The RiverNorth Board also considered and discussed with counsel alternatives to the Reorganization, including those that were identified by RiverNorth and the officers of RiverNorth Funds.

The RiverNorth Board, including the Trustees who were not “interested persons” of RiverNorth Funds under the 1940 Act, determined that the Reorganization is in the best interests of the Target Fund and its shareholders and approved the Reorganization and the Plan subject to shareholder approval. If shareholders of the Target Fund do not approve the Plan, the Target Fund will continue to operate and RiverNorth will continue to serve as investment adviser to the Target Fund while the RiverNorth Board considers possible other alternatives, if any, in the best interest of the Target Fund’s shareholders.

Prior to and at the RiverNorth Board’s meetings, the independent trustees requested and received additional information from Elevation Series Trust and the Adviser relating to particular aspects of the proposed transaction. During its review, the RiverNorth Board did not identify any particular information or consideration that was all-important or controlling, and each Trustee may have attributed different weights to various factors. The RiverNorth Board considered the following factors, among others, in its evaluation of the Reorganization:

General. In connection with its meeting on April 23, 2025, the RiverNorth Board was provided with background materials, analyses and other information regarding, among other things, the topics discussed below, and also additional information in response to questions raised by the RiverNorth Board during the meeting. RiverNorth, as the investment adviser to the Target Fund, recommended that the RiverNorth Board approve the Reorganization because of, among other things, anticipated operational and tax advantages that the Acquiring Fund, as an ETF, would provide compared to the Target Fund, a mutual fund, including the anticipated lower overall operating expenses, potentially more efficient portfolio management, lower portfolio transaction costs and tax efficiency, the tax-free nature of the Reorganization, and the ability to retain the performance track record of the Target Fund. Other factors the Board considered in connection with the Reorganization, based on information provided at the meeting, included the governance of Elevation Series Trust and its oversight by the EST Board, including, among others, the experience of its members, its composition and committee structure, and its oversight processes with respect to fund expenses, and performance.

KEY INFORMATION ABOUT THE PROPOSED REORGANIZATION

Shareholders of the Target Fund are being asked to approve the Plan, which sets forth the terms and conditions under which the Reorganization will be implemented. Material provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, a copy of which is attached to this Proxy Statement as Appendix A.

The Plan

The Plan provides for the redemption in cash of fractional shares by the Target Fund at the NAV of such shares prior to the closing of the Reorganization, the transfer of all of the assets of the Target Fund to the Acquiring Fund in exchange for whole shares of the Acquiring Fund of equal value to the net assets of the Target Fund being acquired, and the Acquiring Fund’s assumption of all of the Target Fund’s liabilities, if any, as of the closing date of the Reorganization. The aggregate NAV of the Acquiring Fund shares issued in the exchange will equal the aggregate NAV of the Target Fund at the Closing (as defined in the Plan). As soon as reasonably practicable after the Closing Date, the Target Fund will transfer the Target Fund’s assets as provided for in the Plan, the Target Fund will distribute the Acquiring Fund shares pro rata to its shareholders by the Acquiring Fund’s transfer agent establishing accounts on the Acquiring Fund’s share records in the names of those shareholders and transferring those shares of the Acquiring Fund to those accounts in redemption of the Target Fund shares and in complete liquidation of the Target Fund. The outstanding shares of the Target Fund held by the shareholders will then be canceled. As a result of the Reorganization, each shareholder of the Target Fund will receive the number of shares of the Acquiring Fund equal in value to his or her holdings in the Target Fund immediately before the Reorganization. In addition, each shareholder of the Target Fund will receive cash for any fractional Target Fund share. Shares will be held in book entry form only.

The value of the Target Fund’s assets to be acquired and the liabilities to be assumed, if any, by the Acquiring Fund and the NAV per share of the Target Fund will be determined as of the close of regular trading on the New York Stock Exchange on the closing date of the Reorganization. The NAV per share amount will be determined in accordance with the valuation methodologies approved and agreed upon by the RiverNorth and EST Boards and described in the Plan. RiverNorth will be responsible for all expenses relating to the Reorganization, including expenses related to the Special Meeting and solicitation of proxies, preparing and filing this Proxy Statement, and the cost of copying, printing, and mailing proxy materials.

The Reorganization is subject to a number of conditions, including the approval of the Plan by the shareholders of the Target Fund and the receipt of a legal opinion from Thompson Hine LLP, counsel to Elevation Series Trust, with respect to certain tax matters (see “Federal Income Tax Consequences of the Reorganization,” below). Assuming satisfaction of the conditions in the Plan, the closing date of the Reorganization is expected to be on or about August 1, 2025, or another date agreed to by RiverNorth Funds and Elevation Series Trust. The Plan may be amended or terminated and the Reorganization abandoned at any time by mutual consent of RiverNorth Funds, on behalf of the Target Fund, and Elevation Series Trust, on behalf of the Acquiring Fund.

Termination of the Plan

The consummation of the Reorganization is subject to the terms and conditions of, and the representations and warranties being true as set forth in, the Plan. The Plan may be terminated by mutual agreement of the parties thereto. In addition, either Fund may at its option terminate the Plan at or before the closing.

Costs of the Reorganization

RiverNorth will pay all of the expenses resulting from the Reorganization, whether or not the Reorganization is consummated.

Repositioning

No material repositioning of the Target Fund’s portfolio is expected to occur in connection with the Reorganization.

Federal Income Tax Consequences of the Reorganization

The following is a general summary of the material federal income tax consequences of the Reorganization and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the Internal Revenue Service (“IRS”) and published judicial decisions, all of which are subject to change. This discussion is limited to U.S. persons who hold shares of beneficial interest of the Target Fund as capital assets for federal income tax purposes. Shareholders who are not U.S. persons are strongly urged to consult their own tax advisors with respect to the particular tax consequences of the Reorganization and of an investment in the shares of the Acquiring Fund. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. Because the foregoing discussion only relates to the federal income tax consequences of the proposed Reorganization, shareholders should also consult their tax advisors as to state, local and foreign tax consequences, if any, of the proposed Reorganization.

The Reorganization is intended to qualify as a tax-free reorganization within the meaning of Section 368(a)(1)(F) of the Code. As a condition to the Reorganization, the Target Fund and the Acquiring Fund have requested an opinion of Thompson Hine LLP substantially to the effect that with respect to the Reorganization, based on certain assumptions, facts, the terms of the Plan and representations set forth in the Plan or otherwise provided by the Target Fund and the Acquiring Fund and on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

1.	The Acquiring Fund’s acquisition of the assets of the Target Fund in exchange solely for the Acquiring Fund shares and its assumption of the liabilities of the Target Fund, followed by the Target Fund’s distribution of the Acquiring Fund shares pro rata to the Target Fund shareholders actually or constructively in exchange for their Target Fund shares in complete liquidation of the Target Fund, will qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, and the Target Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

2.	No gain or loss will be recognized by the Target Fund upon the transfer of the Target Fund’s assets to the Acquiring Fund solely in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund shares to the Target Fund shareholders in exchange for their Target Fund shares.

3.	No gain or loss will be recognized by the Acquiring Fund upon the receipt of the Target Fund’s assets solely in exchange for the Acquiring Fund shares and the Acquiring Fund’s assumption of the liabilities of the Target Fund.

4.	The adjusted basis in each of the Target Fund’s assets acquired by the Acquiring Fund will be the same as the adjusted basis of such assets to the Target Fund immediately prior to the Reorganization.

5.	The holding period of each of the assets of the Target Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Target Fund (except where the Acquiring Fund’s investment activities have the effect of reducing or eliminating an asset’s holding period).

6.	No gain or loss will be recognized by the Target Fund shareholders upon the exchange of their Target Fund shares solely for the Acquiring Fund shares in complete liquidation of the Target Fund pursuant to the Reorganization, except with respect to any cash distributed by the Target Fund on or prior to the Reorganization in connection with i. the redemption of fractional Target Fund shares, and ii. the liquidation of Target Fund shares held through accounts that are not permitted to hold Acquiring Fund shares.

7.	The aggregate adjusted basis of the Acquiring Fund shares received by each Target Fund shareholder pursuant to the Reorganization will be the same as the aggregate adjusted basis of the Target Fund shares held by such shareholder immediately prior to the Reorganization, after taking into account cash distributed in by the Target Fund immediately prior to the Reorganization in connection with the redemption of Target Fund fractional shares, if any.

8.	The holding period of the Acquiring Fund shares received by each Target Fund shareholder in the Reorganization will include the period during which the Target Fund shares exchanged therefor were held by such shareholder (provided the Target Fund shares were held as capital assets on the date of the Reorganization).

9.	The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code. In particular, under Treasury Regulations §1.381(b)-1(a)(2), the Acquiring Fund will be treated for purposes of section 381 of the Code just as the Target Fund would have been treated if there had been no Reorganization, the tax attributes of the Target Fund enumerated in Section 381(c) of the Code shall be taken into account by the Acquiring Fund as if there had been no Reorganization, and the taxable year of the Target Fund will not end on the date of the Reorganization merely because of the closing of the Reorganization.

No opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund or the Acquiring Fund with respect to any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code; (2) the effect of the Reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under U.S. federal income tax principles upon the transfer of such asset regardless of whether such transfer would otherwise be a non-recognition transaction; (3) whether either the Target Fund or Acquiring Fund qualifies or will qualify as a regulated investment company; (4) the federal income tax consequences of the payment of Reorganization Expenses by TrueMark or RiverNorth, except in relation to the qualification of the Reorganization as a reorganization under Section 368(a) of the Code; (5) whether any federal income tax will be imposed or required to be withheld under the Foreign Investment in Real Property Tax Act of 1980 with respect to any Target Fund shareholder that is a foreign person; (6) the effect of the Reorganization on the Target Fund with respect to any transferred asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes under a mark-to-market system of accounting (including under Section 1256 of the Code); (7) the effect of the Reorganization on any shareholder of the Target Fund that is required to recognize unrealized gains or losses for federal income tax purposes under a mark-to-market system of accounting; (8) whether accrued market discount, if any, on any market discount bonds held by the Target Fund will be required to be recognized as ordinary income under Section 1276 of the Code as a result of the Reorganization; or (9) any other U.S. federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Description of the Acquiring Fund Shares

Shares of the Acquiring Fund issued to the shareholders of the Target Fund pursuant to the Reorganization will be duly authorized, validly issued, fully paid, and non-assessable when issued in accordance with the Plan and will be transferable without restriction and will have no preemptive or conversion rights.

Capitalization

The capitalization of the Target Fund as of March 31, 2025 and the Acquiring Fund’s pro forma combined capitalization as of that date, after giving effect to the Reorganization, are as follows:

(unaudited)	Target Fund Class I Shares	Target Fund Class R Shares	Pro forma Acquiring Fund Shares
Net Assets	$27,091,074	$15,259,633	$42,350,707
Shares Outstanding	3,604,355	2,026,833	5,624,264
Net Asset Value per Share	$7.52	$7.53	$7.53

ADDITIONAL INFORMATION ABOUT THE FUNDS

General

For a general discussion of the operation and organization of the Target Fund, see “Description of the Trust” and “Management and other Service Providers” in the Target Fund’s SAI, which is incorporated by reference herein. For a general discussion of the operation and organization of the Acquiring Fund, see “General Information About the Trust” and “Exchange Listing and Trading” in the Proxy Statement SAI.

Rights of the Fund’s Shareholders

RiverNorth Funds is not required to hold an annual meeting of shareholders. Target Fund shareholders shall have the right to vote only (i) for the election or removal of Trustees, (ii) with respect to any contract with a contracting party as to which shareholder approval is required by the 1940 Act, (iii) with respect to any termination or reorganization of the RiverNorth Funds or any series to the extent and as provided in the RiverNorth Funds Agreement and Declaration of Trust, (iv) with respect to any amendment of the RiverNorth Funds Agreement and Declaration of Trust to the extent and as provided in the RiverNorth Funds Agreement and Declaration of Trust, (v) to the same extent as the stockholders of an Ohio business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of RiverNorth Funds or the Shareholders, and (vi) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, the RiverNorth Funds Agreement and Declaration of Trust, the By-Laws of RiverNorth Funds or any registration of the RiverNorth Funds with the SEC (or any successor agency) or any state, or as the RiverNorth Funds trustees may consider necessary or desirable. Shares of the Target Fund have equal voting rights for each share held by such shareholder on the record date on each matter submitted to a vote at a meeting of shareholders. Shares of the Target Fund will not have preemptive rights or cumulative voting rights, and none of the shares will have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature unless otherwise authorized by the RiverNorth Funds Trustees. The Target Fund is divided into an unlimited number of shares without par value.  For a description of other significant attributes of shares of the Target Fund see “Description of the Trust and Fund” in the Target Fund’s SAI, which is incorporated by reference herein.

Elevation Series Trust is not required to hold meetings of shareholders. Acquiring Fund shareholders shall have the right to vote only (i) for the election of Trustees, (ii) for the removal of Trustees, (iii) with respect to any investment advisory or management contract, and (iv) with respect to such additional matters relating to the Trust as may be required by law, by the Elevation Series Trust Bylaws or any registration of the Elevation Series Trust with the SEC or any State, or as the Trustees may consider necessary or desirable. Each shareholder of the Acquiring Fund shall have one vote for each share and each fractional share shall be entitled to a proportionate fractional vote. Acquiring Fund shares are freely transferable. Shares of the Acquiring Fund will not have preemptive rights or cumulative voting rights, and none of the shares will have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. For a description of other significant attributes of shares of the Acquiring Fund see “Description of Shares” in the Proxy Statement and SAI.

The Acquiring Fund has established and designated one class of shares, without par value which are offered through this Combined Proxy Statement and Prospectus to be issued to Target Fund shareholders in the Reorganization. No certificates for Acquiring Fund shares will be issued as part of the Reorganization.

Pricing of Fund Shares

For information on how the NAV per share of each Fund is calculated, see “Pricing of Shares” in the Target Fund’s Prospectus and, for the Acquiring Fund, see “Buying and Selling Fund Shares” and “Determination of Net Asset Value” in Appendix D attached to this Proxy Statement.

Dividends, Other Distributions, and Taxes

The Target Fund distributes dividends, if any, to its shareholders monthly and its net realized capital gains at least annually. A portion of the distributions made by the Fund may be treated as return of capital for federal income tax purposes. One or more additional distributions may be made generally in December or after a Fund’s fiscal year-end to comply with applicable law. Each Fund will declare and pay capital gain distributions in cash. Distributions in cash may be reinvested automatically in additional Fund shares only if the broker through whom you purchased Fund shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you. For a discussion of the Target Fund’s policies with respect to dividends and distributions, and federal income tax considerations, see “Dividends, Distributions and Taxes” in the Target Fund’s Prospectus, which is incorporated by reference herein.

The Acquiring Fund intends to pay out dividends, if any, annually. The Acquiring Fund intends to distribute any net realized capital gains to its shareholders at least annually. The Acquiring Fund will declare and pay capital gain distributions, if any, in cash. Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you. For a discussion of the Acquiring Fund’s policies with respect to dividends and distributions, and federal income tax considerations, see “Dividends, Distributions and Taxes” in Appendix D attached to this Proxy Statement.

Disclosure of Portfolio Holdings and Premium/Discount Information

For a description of the Target Fund’s policies and procedures with respect to the disclosure of its portfolio holdings, see “Disclosure of Portfolio Holdings” in the Target Fund’s SAI, which are incorporated by reference herein. For a description of the Acquiring Fund’s policies and procedures with respect to the disclosure of its portfolio holdings and premium/discount information, see “Portfolio Holdings Disclosure Policies and Procedures” in Appendix D attached to this Proxy Statement, and “Portfolio Holdings Disclosure Policies and Procedures” in the Proxy Statement SAI.

Frequent Purchases and Redemptions

For a discussion of the Target Fund’s policies with respect to frequent purchases and redemptions, see “How to Buy Shares” in the Target Fund’s Prospectus, which is incorporated by reference herein. For a discussion of the Acquiring Fund’s policies with respect to frequent purchases and redemptions, see “Frequent Purchases and Redemptions of Shares” in Appendix D attached to this Proxy Statement.

Investments by Registered Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including Fund shares. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in section 12(d)(1), subject to certain terms and conditions set forth in rules under the 1940 Act, including that such investment companies enter into agreements with the Fund.

Purchases Through Broker-Dealers and Other Financial Intermediaries

If shareholders purchase shares through a broker-dealer or other financial intermediary, a Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Fund shares over another investment. Shareholders should ask their salespersons or visit their financial intermediary’s website for more information.

Financial Information

For certain financial information about the Target Fund, see “Financial Highlights” which are appended to this Proxy Statement as Appendix B.

VOTING INFORMATION

RECORD DATE, VOTING RIGHTS, AND VOTES REQUIRED

Proxies are being solicited from the shareholders of the Target Fund by RiverNorth Fund’s Board for the Special Meeting, which will be convened on July 23, 2025, at the principal executive offices of the Adviser, located at 433 W. Van Buren St., Suite 1100-D, Chicago, Illinois 60607 at 10:00 a.m. Central time, or at such later time made necessary by adjournment.

The Board has fixed the close of business on June 5, 2025 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Special Meeting and any adjournments thereof. Shareholders of record as of the Record Date will be entitled to one vote for each dollar of the net asset value of each share (including fractional shares) held by such shareholder. As of the Record Date, the total number of issued and outstanding shares of the Target Fund was 4,767,305. Shareholders of record who owned five percent or more of the shares of the Target Fund as of the Record Date are set forth on Appendix C to this Proxy Statement. Approval of the Plan will require the affirmative vote of the lesser of: (a) 67% of the Target Fund’s shares present at the Special Meeting, if the holders of more than 50% of the Target Fund’s outstanding shares are present in person or represented by proxy; or (b) more than 50% of the Target Fund’s outstanding shares. If a quorum of shareholders of the Target Fund is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the Reorganization described in this Proxy Statement are not received, the chairman of the Special Meeting, upon the affirmative vote of holders of a majority of the votes properly cast in person or by proxy upon the question of adjourning the meeting, may adjourn the Special Meeting of the Target Fund one or more times to permit further solicitation of proxies.

HOW TO VOTE

You can vote your shares in person at the Special Meeting or by mail as set forth below:

●	Mail: To vote your proxy by mail, check the appropriate voting box on your proxy card, sign and date the card and return it in the enclosed postage-prepaid envelope. If you sign, date, and return the proxy card but give no voting instructions, the proxies will vote FOR the proposal.

●	In-Person: To vote your proxy in person, you must attend the meeting at the principal executive offices of TrueMark Investments, LLC located at 433 W. Van Buren St., Suite 1100-D, Chicago, Illinois 60607 on July 23, 2025, at 10:00 a.m. Central time.

●	Internet*: www.proxy-direct.com

●	Phone*: Call (800) 337-3503 toll free.

○	Read the Proxy Statement and have your Proxy Card at hand.

○	Use any touch-tone telephone.

○	Follow the simple recorded instructions.

*Note: The web address and phone number for voting are for shareholders who hold shares directly with the Target Fund only. Shareholders that own shares through a broker, bank or other nominee should refer to their individual proxy card for specific voting instructions.

If you can attend the Special Meeting and wish to vote your shares in person at that time, you will be able to do so. If you hold your shares in “street name” through a broker, bank, or other nominee, you should contact your nominee about voting in person at the Special Meeting.

PROXIES

All proxies solicited by the Board that are properly executed and received by the Secretary prior to the Special Meeting, and are not revoked, will be voted at the Special Meeting. A proxy with respect to shares held in the name of two or more persons is valid if executed by any one of them unless at or prior to its use the Target Fund receives written notification to the contrary from any one of such persons. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy, it will be voted “FOR” the matters specified on the proxy. All shares that are voted and votes to “ABSTAIN” will be counted towards establishing a quorum.

You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a subsequent later dated proxy or a written notice of revocation to the Target Fund. You may also give written notice of revocation in person at the Special Meeting. Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.

QUORUM AND ADJOURNMENTS

The presence in person or by proxy of the holders of record of Target Fund shares issued and outstanding and entitled to vote representing more than fifty percent (50%) of the total combined value net asset value of all Target Fund shares issued and outstanding and entitled to vote will be considered a quorum for the transaction of business with respect to the Target Fund. Written notice of any meeting of Shareholders shall be given or caused to be given by the Trustees by mailing such notice at least seven days before such meeting, postage prepaid, stating the time, place and purpose of the meeting, to each Shareholder at the Shareholder’s address as it appears on RiverNorth Fund’s records. If a quorum of shareholders of the Target Fund is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the Reorganization described in this Proxy Statement are not received, the chairman of the Special Meeting may adjourn the Special Meeting of the Target Fund one or more times to permit further solicitation of proxies. Any business that might have been transacted at the Special Meeting with respect to the Target Fund may be transacted at any such adjourned session(s) at which a quorum is present. The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Target Fund on any other proposals raised at the Special Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

EFFECT OF ABSTENTIONS AND BROKER “NON-VOTES”

All proxies voted, including abstentions, will be counted toward establishing a quorum. Because the proposal is expected to “affect substantially” a shareholder’s rights or privileges, a broker may not vote shares if the broker has not received instructions from beneficial owners or persons entitled to vote, even if the broker has discretionary voting power (i.e., the proposal is non-discretionary). Because the proposal is non-discretionary, the Trust does not expect to receive broker non-votes. Abstentions will have the same effect as votes against the proposal.

SOLICITATION OF PROXIES

The Target Fund expects that the solicitation of proxies will be primarily by mail. The solicitation also may include electronic notices to intermediaries. RiverNorth has agreed to be responsible for the paying, or causing to the paid, the expenses relating to the Reorganization.

OTHER INFORMATION

OTHER BUSINESS

The Board knows of no other business to be brought before the Special Meeting. If any other matters come before the Special Meeting, the Board intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed proxy card.

APPRAISAL RIGHTS

Shareholders will have no appraisal rights in connection with the Reorganization.

NEXT MEETING OF SHAREHOLDERS

The Target Fund does not hold regular meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of shareholders should send their written proposals to the Target Fund’s Secretary within a reasonable time before the proxy materials for the next meeting are sent to shareholders. Timely submission of a proposal does not necessarily mean that the proposal will be included.

LEGAL MATTERS

Certain legal matters concerning the issuance of shares of the Acquiring Fund in connection with the Reorganization and the federal income tax consequences of the Reorganization will be passed upon by Thompson Hine LLP.

EXPERTS

The financial statements of the Target Fund incorporated into this Combined Proxy Statement and Prospectus by reference from the Target Fund’s Annual Report on Form N-CSR for the fiscal year ended September 30, 2024 have been audited by Cohen & Company, Ltd, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference. Such financial statements have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. Because the Acquiring Fund will not be in operation until after the Reorganizations, there are currently no financial statements for the Acquiring Fund.

AVAILABLE INFORMATION

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, file reports and other information, including proxy materials, with the SEC. Reports and other information filed by the Funds are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic mail to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. In addition, the Funds’ shares are listed on the Exchange. Reports, proxy statements and other information that may be filed with the Exchange and also may be inspected at the offices of the Exchange.

APPENDIX A – AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (“Reorganization Agreement”) is made as of this 9th day of June, 2025 by the Elevation Series Trust, a Delaware statutory trust (“Acquiring Trust”), on behalf of RiverNorth Active Income ETF, a new series of the Acquiring Trust (the “Acquiring Fund”); RiverNorth Funds, an Ohio business trust (“Acquired Trust”), on behalf of the RiverNorth Core Opportunity Fund, a series of the Acquired Trust (the “Target Fund”); TrueMark Investments, LLC, a Delaware limited liability company (“TrueMark”), the investment adviser to the Acquiring Fund, but only for purposes of Sections 4.4, 5.10, 8.8, 9.1, and 9.2 of this Reorganization Agreement; RiverNorth Capital Management, LLC (“RiverNorth Capital”), the investment adviser to the Target Fund, but only for purposed of Sections 4.5, 6.6, 8.8, 9.1, and 9.2 of this Reorganization Agreement; and RiverNorth Capital, (the “Sub-Adviser”) the investment sub-adviser to the Acquiring Fund, but only for purposes of Sections 5.10, 9.1, and 9.2 of this Reorganization Agreement.

The principal place of business of the Acquiring Trust is 1700 Broadway, Suite 1850, Denver, Colorado 80290; and the principal place of business of the Acquired Trust and RiverNorth Capital is 360 S. Rosemary Avenue, Suite 1420, West Palm Beach, FL 33401. Notwithstanding anything to the contrary contained herein, the obligations, agreements, representations and warranties with respect to the Acquiring Fund and the Target Fund shall be the obligations, agreements, representations and warranties of that Fund only, and in no event shall any other series of the Acquiring Trust or the Acquired Trust or the assets of any other series of the Acquiring Trust or the Acquired Trust be held liable with respect to the breach or other default by the Acquiring Fund or the Target Fund, respectively, of its obligations, agreements, representations, and warranties as set forth herein.

This Reorganization Agreement is intended to be and is adopted as a plan of “reorganization” within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (“Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of:

(a)	the transfer of all the assets of the Target Fund to the Acquiring Fund (as set forth in Exhibit A hereto), in exchange for whole shares of beneficial interest, no par value per share, of the Acquiring Fund (the “Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and

(b)	the pro rata distribution of Acquiring Fund Shares and cash in lieu of fractional Acquiring Fund Shares and cash in lieu of undeliverable Acquiring Fund Shares to the shareholders of the Target Fund (the “Target Fund Shares”), and the termination, dissolution and complete liquidation of the Target Fund as provided herein, all upon the terms and conditions set forth in this Reorganization Agreement (collectively, the “Reorganization”).

WHEREAS, the Acquiring Fund is a separate series of the Acquiring Trust, the Target Fund is a separate series of the Acquired Trust, and the Acquiring Trust and the Acquired Trust are each open-end management investment companies registered under the Investment Company Act of 1940, as amended (“1940 Act”);

WHEREAS, the Acquiring Fund has been organized to continue the business and operations of the Target Fund;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares;

WHEREAS, the Board of Trustees of the Acquiring Trust, including a majority of the trustees who are not “interested persons” of the Acquiring Trust as that term is defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustees”), has determined that the Reorganization is in the best interests of the Acquiring Fund; and

WHEREAS, the Board of Trustees of the Acquired Trust, including a majority of its Independent Trustees, has determined that the Reorganization is in the best interests of the Target Fund and that the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE TARGET FUND IN EXCHANGE FOR

ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE

TARGET FUND’S LIABILITIES, AND TERMINATION AND

LIQUIDATION OF THE TARGET FUND

1.1           THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to transfer all its assets, as set forth in Section 1.2 of this Reorganization Agreement, to the Acquiring Fund. In consideration for such transfer, the Acquiring Fund agrees (a) to deliver to the Target Fund the number of whole Acquiring Fund Shares having an aggregate net asset value (“NAV”) equal to the value of the assets of the Target Fund; and (b) to assume all the liabilities of the Target Fund, as set forth in Section 1.3 of this Reorganization Agreement. All Acquiring Fund Shares delivered to the Target Fund shall be delivered at NAV without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in Section 3.1 of this Reorganization Agreement (“Closing”).

1.2           ASSETS TO BE TRANSFERRED. The Target Fund shall transfer all its assets to the Acquiring Fund, including, without limitation, cash, cash equivalents, securities, commodities and futures interests, dividends and interest receivable, receivables for shares sold, claims and rights of action and all other properties and assets that are owned by the Target Fund on the Closing Date (as defined in Section 3.1 of this Reorganization Agreement), including any prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date. The assets of the Target Fund shall be delivered free and clear of all liens, encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2) of the Code, or that are restricted to resale by their terms), hypothecations, and claims whatsoever, and there shall be no restrictions on the full transfer thereof. For avoidance of doubt, assets being transferred by the Target Fund to the Acquiring Fund under this Section shall not include the (i) assets required to pay out any fractional shares in cash to Target Fund shareholders (“Target Fund Shareholders”) immediately prior to the Closing Date, it being understood and agreed that fractional Acquiring Fund Shares will not be issued to the Target Fund Shareholders, and (ii) shares held by Target Fund Shareholders that have not provided brokerage account information to the Acquiring Fund’s transfer agent, which will be liquidated on Closing Date. Prior to the Closing, the Target Fund will redeem any fractional Target Fund shares and Target Fund Shares that are not transferable to the Acquiring Fund because such Target Fund Shareholder has not provided brokerage account information, at NAV in exchange for a cash payment in lieu thereof.

1.3           LIABILITIES TO BE ASSUMED. The Acquiring Fund shall assume all liabilities of the Target Fund, which assumed liabilities shall include all of the corresponding Target Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether arising in the ordinary course of business, whether determinable at the Closing Date, and whether specifically referred to in this Reorganization Agreement. Notwithstanding the foregoing, the Target Fund will endeavor, consistent with its obligation to continue to pursue its investment objective and employ its investment strategies in accordance with the terms of its prospectus, to discharge all of its known liabilities and obligations that are or will become due before the Closing to the extent possible before the Closing Date, other than those liabilities and obligations which otherwise would be discharged at a later date in the ordinary course of business or any liabilities or obligations that are intended to be assumed and paid by another person or entity (including RiverNorth Capital and TrueMark).

1.4           LIQUIDATION AND DISTRIBUTION. As soon as reasonably practicable after the Closing Date the Target Fund will distribute, in complete liquidation, all of the Acquiring Fund Shares received by the Target Fund pursuant to Section 1.2 of this Reorganization Agreement on a pro rata basis to its shareholders of record, determined as of the close of business on the Valuation Time (as defined in Section 2.1 of this Reorganization Agreement). Each Target Fund Shareholder’s account shall be credited with the pro rata number of whole Acquiring Fund Shares having an aggregate NAV equal to the aggregate NAV of the Target Fund shares that the Target Fund Shareholder holds at the Valuation Time.

Such liquidation and distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders, representing the respective numbers of Acquiring Fund Shares due to such shareholders. All issued and outstanding Target Fund Shares will simultaneously be canceled on the books of the Target Fund, and the Target Fund will thereupon proceed to terminate as set forth in paragraph 1.7 below. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange. Each Target Fund Shareholder shall have the right to receive any unpaid dividends or other distributions that were declared by the Target Fund before the Effective Time (as defined in paragraph 3.1) with respect to Target Fund Shares that are held of record by the Target Fund Shareholder at the Effective Time on the Closing Date.

For Target Fund Shareholders that hold Target Fund Shares through accounts that are not permitted to hold Acquiring Fund Shares or have not otherwise provided their brokerage account information as of the Closing Date, such Target Fund shares will be liquidated on the Closing Date and the cash proceeds will be distributed to such Target Fund shareholders.

1.5           OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.6           TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Target Fund shares on the books of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7           TERMINATION. As soon as practicable on or after the Closing Date, the Target Fund shall make all filings and take all other steps as shall be necessary and proper to terminate and cease operations as a series of the Acquired Trust. After the Closing Date, the Target Fund shall not conduct any business except in connection with its dissolution or as otherwise contemplated hereby. Immediately after the Closing Date, the share transfer books relating to the Target Fund shall be closed and no transfer of shares shall thereafter be made on such books.

1.8           BOOKS AND RECORDS. All books and records of the Target Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and copies thereof shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date. The Acquiring Fund shall maintain all books and records relating to the Reorganization for the time periods required under applicable law.

ARTICLE II

VALUATION

2.1           VALUATION OF ASSETS AND LIABILITIES. The value of the Target Fund’s assets shall be the value of all of the Target Fund’s assets computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date (such time and date being hereinafter called the “Valuation Time”) less the value of any cash or other assets used to redeem fractional shares, if any, which shall reflect the declaration of any dividends, on the Closing Date, using the valuation procedures set forth in the then-current prospectus for the Target Fund and the valuation procedures established by the Target Fund’s Board of Trustees. The NAV per share of the Acquiring Fund Shares issued in connection with the Reorganization shall be the NAV per share of the Target Fund as of the close of business at the Valuation Time. On the Closing Date, the Target Fund shall record the value of its assets, as valued pursuant to this Section 2.1, on a valuation report (the “Valuation Report”) and deliver a copy of the Valuation Report to the Acquiring Fund by 7:00 p.m. (Eastern time) on the Closing Date, or as soon as practicable thereafter.

2.2           VALUATION OF SHARES AND CALCULATION OF NUMBERS OF SHARES. The number of Acquiring Fund shares issued in exchange for the Target Fund’s net assets shall equal the number of shares of the Target Fund outstanding as of the Valuation Time. All Acquiring Fund shares delivered to a Target Fund shareholder will be delivered at NAV without the imposition of a sales load, commission, transaction fee or other similar fee.

2.3           EFFECT OF SUSPENSION IN TRADING. The Valuation Time and Closing Date shall be postponed, if as of the Valuation Time, either:

(a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or

(b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable as mutually agreed upon by the parties.

The postponement shall continue until the first business day after the day when trading is fully resumed and reporting is restored, or such later date as the parties may agree pursuant to Section 3.1.

2.4           DETERMINATION OF VALUE. All computations of value shall be made by the Administrator, in accordance with its regular practice in pricing the shares and assets of the Target Fund. In the case of differences in valuation, the parties shall discuss in good faith to resolve by the Closing Date.

ARTICLE III

CLOSING AND CLOSING DATE

3.1           CLOSING DATE. The Closing shall occur on July 18, 2025 or such other date as the parties may agree in writing (“Closing Date”). The Closing of the Reorganization shall be held in person, by facsimile, email or such other communication means as the parties may reasonably agree.

3.2           CUSTODIAN’S CERTIFICATE. The Target Fund shall cause State Street Bank and Trust, Co. (“State Street”), as custodian for the Target Fund (“Custodian”), to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that (a) the Target Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable U.S. federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Target Fund. The Target Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to the custodian for the Acquiring Fund for examination no later than five (5) business days preceding the Closing Date (unless the custodian for the Target Fund is also the custodian for the Acquiring Fund) and transferred and delivered by the Target Fund as of the Closing for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The cash to be transferred by the Target Fund shall be delivered by wire transfer of federal funds as of the Closing (or such other suitable means if the custodian for the Target Fund is also the custodian for the Acquiring Fund). If the Target Fund is unable to make such delivery as of the Closing in the manner contemplated by this Section for the reason that any of such securities or other investments purchased prior to the Closing have not yet been delivered to the Target Fund or their broker, then the Acquiring Fund may, in its full discretion, waive the delivery requirements of this Section with respect to said undelivered assets if the Target Fund has, by the Closing, delivered to the Acquiring Fund or the Acquiring Fund’s custodian, executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or the Acquiring Fund’s custodian.

3.3           TRANSFER AGENT’S CERTIFICATE. The Target Fund shall cause the Administrator, as transfer agent for the Target Fund to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the corresponding Target Fund Shareholders, and the number, class and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Trust, on behalf of the Acquiring Fund, shall issue and deliver or cause State Street, its transfer agent, to issue and deliver to the Secretary of the Acquired Trust at the Closing (a) a certificate as to the opening of accounts in the Target Fund Shareholders’ names on the Acquiring Fund’s share transfer books; and (b) a confirmation evidencing the Acquiring Fund Shares to be credited at the Closing or provide evidence satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the corresponding Target Fund’s account on the books of the Acquiring Fund.

3.4           DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts, and other documents, if any, as such other party or its counsel may reasonably request to affect the transactions contemplated by this Reorganization Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1           REPRESENTATIONS OF THE TARGET FUND. The Acquired Trust, on behalf of the Target Fund, represents and warrants to the Acquiring Fund as follows:

(a)           The Acquired Trust is a business trust duly organized, validly existing and in good standing under the laws of the State of Ohio.

(b)           The Target Fund is a separate series of the Acquired Trust duly established in accordance with the applicable provisions of the Acquired Trust’s Declaration of Trust, as amended.

(c)           The Acquired Trust is registered as an open-end management investment company under the 1940 Act, and such registration has not been revoked or rescinded and is in full force and effect.

(d)           The Target Fund is not, and the execution, delivery, and performance of this Reorganization Agreement will not result, in a conflict with or a material violation of any provision of the Acquired Trust’s Declaration of Trust or By-Laws (collectively, the “Acquired Trust Governing Documents”) or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Target Fund is a party or by which it is bound.

(e)           Except as otherwise disclosed in writing to the Acquiring Fund, the Target Fund has no material contracts or other commitments (other than this Reorganization Agreement) that will be terminated with liability to the Target Fund before the Closing Date, except for liabilities, if any, to be discharged as provided in Section 1.3 of this Reorganization Agreement.

(f)           No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently known to be pending or to its knowledge threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Target Fund to carry out the transactions contemplated by this Reorganization Agreement. Except as otherwise disclosed to the Acquiring Fund, the Target Fund knows of no facts that might form a reasonable basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g)           The annual financial statements of the Target Fund for the most recently ended fiscal year were prepared in accordance with generally accepted accounting principles and were audited by the independent registered public accounting firm identified in the Target Fund’s prospectus or statement of additional information included in the Target Fund’s N-1A Registration Statement (as defined in Section 4.3(b) of this Reorganization Agreement), and such statements (copies of which have been furnished to the Acquiring Fund) fairly, in all material respects, reflect the financial condition of the Target Fund as of such period, and there are no known contingent liabilities of the Target Fund as of such date that are not disclosed in such statements.

(h)           Since the end of the Target Fund’s most recently completed fiscal year, there have been no material adverse changes in the Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Target Fund arising after such date, except as otherwise disclosed in writing to the Acquiring Fund. For the purposes of this subsection (h), distributions of net investment income and net realized capital gains, changes in portfolio securities, a decline in the NAV of the Target Fund, or net redemptions shall not constitute a material adverse change.

(i)           All U.S. federal, state, local and other tax returns and reports of the Target Fund required by law to have been filed by it by the Closing (taking into account permitted extensions for filing) have been or will, prior to the Closing, be timely filed (taking into account such extensions) and are or will be correct in all material respects. All U.S. federal, state, local and other taxes shown as due or claimed to be due by any government entity have been paid, or provision shall have been made for the payment thereof. To the best of the Target Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Target Fund, and no assessment for taxes, interest, additions to tax, or penalty has been asserted or threatened against the Target Fund.

(j)           All issued and outstanding shares of the Target Fund are, and as of the Closing will be, validly issued and fully paid and non-assessable by the Target Fund. All the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the Target Fund’s shareholder records as the Target Fund provided in Section 1.4 of this Reorganization Agreement. The Target Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any shares of the Target Fund and has no outstanding securities convertible into shares of the Target Fund.

(k)           Except as otherwise disclosed to and accepted in writing by or on behalf of the Acquiring Fund, at the time of the Closing, the Target Fund will have good and marketable title to the Target Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2 of this Reorganization Agreement, and full right, power, and authority to sell, assign, transfer, and deliver such assets, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no other restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (“1933 Act”), except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing.

(l)           The execution, delivery and performance of this Reorganization Agreement have been duly authorized by all necessary action on the part of the Target Fund and the Acquired Trust’s Board of Trustees. This Reorganization Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement, bankruptcy, insolvency, reorganization, receivership, moratorium, and other laws relating to or affecting the rights and remedies of creditor’s generally and to general principles of equity.

(m)           The information to be furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority, Inc.) that may be necessary in connection with the transactions contemplated herein will be accurate and complete in all material respects and will comply in all material respects with applicable U.S. federal securities and other laws and regulations.

(n)           The current prospectus and statement of additional information of the Target Fund conform, in all material respects, to the applicable requirements of the 1933 Act, and the 1940 Act and the rules and regulations thereunder and do not include, with respect to the Acquired Trust or the Target Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(o)           From the mailing of the N-14 Registration Statement (as defined in Section 5.7 of this Reorganization Agreement) and on the Closing Date, any written information furnished by the Acquired Trust with respect to the Target Fund for use in the N-14 Registration Statement, the N-1A Registration Statement (as defined in Section 4.3(b) of this Reorganization Agreement), or any other materials provided by the Target Fund in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(p)           For each taxable year of its operations ending prior to the Closing Date, the Target Fund (i) has had in effect an election to qualify as, and has qualified, as a “regulated investment company” under Subchapter M of the Code (“RIC”), (ii) has been eligible to compute and has computed its U.S. federal income tax under Section 852 of the Code, (iii) has been treated as a separate corporation for U.S. federal income tax purposes pursuant to Section 851(g) of the Code. The Target Fund has no earnings and profits accumulated in any taxable year to which the provisions of Subchapter M of the Code (or the corresponding provision of prior law) did not apply to it. The Target Fund meets all applicable requirements for qualification as a RIC as of the Closing Date. The Target Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to Section 852 or 4982 of the Code that remains unpaid.

(q)           No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act or Ohio law, as applicable, for the execution of this Reorganization Agreement by the Acquired Trust on behalf of the Target Fund, except for the effectiveness of the Acquiring Trust’s N-1A Registration Statement relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto and the N-14 Registration Statement relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto, and the filing of any documents that may be required under Ohio law and except for such other consents, approvals, authorizations and filings as have been made or received and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

(r)           The Acquired Trust’s Board of Trustees satisfies the fund governance standards defined in Rule 0-1(a)(7) under the 1940 Act as they currently apply to the Acquired Trust.

(s)           The Target Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Target Fund’s then applicable prospectus and statement of additional information, except as previously disclosed in writing to the Acquiring Fund.

4.2           REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Target Fund as follows:

(a)           The Acquiring Trust is a statutory trust, duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)           The Acquiring Fund is a separate series of the Acquiring Trust duly authorized in accordance with the applicable provisions of the Acquiring Trust’s Second Amended and Restated Agreement and Declaration of Trust (“Amended Agreement and Declaration of Trust”).

(c)           The Acquiring Trust is registered as an open-end management investment company under the 1940 Act, and such registration has not been revoked or rescinded and is in full force and effect.

(d)           The Acquiring Fund is not, and the execution, delivery and performance of this Reorganization Agreement will not result, in a violation of the Acquiring Trust’s Amended Agreement and Declaration of Trust or By-Laws, as revised, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e)           No litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Trust or the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Trust or the Acquiring Fund to carry out the transactions contemplated by this Reorganization Agreement. Neither the Acquiring Trust nor the Acquiring Fund knows of any facts that might form a reasonable basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

(f)           The execution, delivery and performance of this Reorganization Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund and the Acquiring Trust’s Board of Trustees, and this Reorganization Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, bankruptcy, insolvency, reorganization, receivership, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(g)           All issued and outstanding Acquiring Fund Shares to be issued and delivered to the Target Fund pursuant to the terms of this Agreement, will be, at the Closing Date, validly issued, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Acquiring Fund, and has no outstanding securities convertible into shares of the Acquiring Fund.

(h)           The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with U.S. federal securities laws and other laws and regulations.

(i)           The prospectus and statement of additional information of the Acquiring Fund conform in all material respects, to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not, and will not, with respect to the Acquiring Trust or the Acquiring Fund, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(j)           The Acquiring Fund is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service (“Service”) or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; the Acquiring Fund is a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); the Acquiring Fund has not filed any income tax return and has never had tax attributes, and intends, for each taxable year of its operation (including its current taxable year through the Effective Time), to meet (and for its current taxable year through the Effective Time will meet) the requirements of Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) for qualification as a RIC and has been (and for its current taxable year through the Effective Time will be) eligible to and has computed its federal income tax under section 852; the Acquiring Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to sections 852 or 4982; and the Acquiring Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it.

(k)           No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Reorganization Agreement by the Acquiring Trust, for itself and on behalf of the Acquiring Fund, or the performance of this Reorganization Agreement by the Acquiring Trust, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the N-1A Registration Statement and N-14 Registration Statement, and the filing of any documents that may be required under the laws of the Delaware and except for such other consents, approvals, authorizations and filings as have been made or received and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

(l)           The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state securities laws as it may deem appropriate to commence and continue its operations after the Closing Date.

(m)          The Acquiring Trust’s Board of Trustees satisfies the fund governance standards defined in Rule 0-1(a)(7) under the 1940 Act as they currently apply to the Acquiring Trust.

(n)           The Acquiring Fund is, and will be at the time of Closing, a newly created series without assets (other than the seed capital provided in exchange for shares issued to the initial shareholder (the “Initial Shares”)) and without liabilities, created for the purpose of acquiring the assets and assuming the liabilities of the Target Fund, and, prior to the Closing, will not carry on any business activities other than such activities as are customary to the organization of a new series of a registered investment company prior to its commencement of investment operations and as necessary to consummate the transactions hereunder. The Initial Shares will be redeemed and cancelled prior to Closing.

4.3           REPRESENTATIONS OF THE ACQUIRING FUND AND THE TARGET FUND. The Acquiring Trust and the Acquired Trust, on behalf of the Acquiring Fund and Target Fund, respectively, represents and warrants to the other, as follows:

(a)           To the knowledge of the Acquiring Trust and the Acquired Trust, the Target Fund’s Shareholders will be responsible for their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization.

(b)           The Acquiring Trust has filed a post-effective amendment to its registration statement on Form N-1A (“N-1A Registration Statement”) for the purpose of registering the Acquiring Fund under the 1940 Act.

4.4           REPRESENTATIONS OF TRUEMARK. TrueMark represents and warrants to each Trust and Fund as follows:

(a)           TrueMark is a limited liability company duly formed and validly existing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry out its obligations under this Agreement. TrueMark has all necessary federal, state, and local authorizations to carry on its business as now being conducted.

(b)           The execution, delivery and performance of this Reorganization Agreement have been duly authorized by the appropriate governing body of TrueMark and by all other necessary limited liability company action on the part of TrueMark, and, subject to the due authorization, execution and delivery of this Reorganization Agreement by the other parties hereto, this Reorganization Agreement constitutes the valid and binding obligation of TrueMark enforceable against TrueMark in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(c)           As of each of the effective date of the N-1A Registration Statement, the effective date of the N-14 Registration Statement, the date of the meeting of shareholders of the Target Fund, and the Closing Date, the documents contained or incorporated therein by reference, insofar as they relate to TrueMark, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(d)           No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to TrueMark’s knowledge, threatened against TrueMark, with respect to its business or the Acquiring Fund, if adversely determined, would materially and adversely affect TrueMark’s financial condition or the conduct of its business; and TrueMark knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that could materially and adversely affect TrueMark’s business or TrueMark’s ability to fulfil its obligations under this Reorganization Agreement.

4.5           REPRESENTATIONS OF RIVERNORTH CAPITAL. RiverNorth Capital represents and warrants to each Trust and Fund as follows:

(a)           RiverNorth Capital is a limited liability company duly formed and validly existing under the laws of the Delaware and has power to own all of its properties and assets and to carry out its obligations under this Agreement. RiverNorth Capital has all necessary federal, state, and local authorizations to carry on its business as now being conducted.

(b)           The execution, delivery and performance of this Reorganization Agreement have been duly authorized by the appropriate governing body of RiverNorth Capital and by all other necessary limited liability company action on the part of RiverNorth Capital, and, subject to the due authorization, execution and delivery of this Reorganization Agreement by the other parties hereto, this Reorganization Agreement constitutes the valid and binding obligation of RiverNorth Capital enforceable against RiverNorth Capital in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(c)           As of each of the effective date of the N-14 Registration Statement, the date of the meeting of shareholders of the Target Fund, and the Closing Date, the documents contained or incorporated therein by reference, insofar as they relate to RiverNorth Capital, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(d)           No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to RiverNorth Capital’s knowledge, threatened against RiverNorth Capital, with respect to its business or the Target Fund, if adversely determined, would materially and adversely affect RiverNorth Capital’s financial condition or the conduct of its business; and RiverNorth Capital knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that could materially and adversely affect RiverNorth Capital’s business or RiverNorth Capital’s ability to fulfil its obligations under this Reorganization Agreement.

ARTICLE V

COVENANTS OF ACQUIRING FUND AND TARGET FUND

5.1           OPERATION IN ORDINARY COURSE. Subject to Section 1.2 of this Reorganization Agreement, the Target Fund will operate its business in the ordinary course of business between the date of this Reorganization Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions, any other distribution necessary or desirable to avoid U.S. federal income or excise taxes, and shareholder purchases and redemptions. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Reorganization Agreement being or becoming untrue in any material respect.

5.2           SHAREHOLDER APPROVAL. Target Fund will call a special Target Fund Meeting to consider and act upon this Reorganization Agreement (or transactions contemplated thereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3           INVESTMENT REPRESENTATION. The Target Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Reorganization Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Reorganization Agreement.

5.4           ADDITIONAL INFORMATION. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares as permitted by shareholder account registrations.

5.5           FURTHER ACTION. Subject to the provisions of this Reorganization Agreement, the Target Fund and Acquiring Fund, as applicable, will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Reorganization Agreement, including any actions required to be taken after the Closing Date. In particular, the Target Fund covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Target Fund’s assets and otherwise to carry out the intent and purpose of this Reorganization Agreement.

5.6           STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty (60) days after the Closing Date, the Acquired Trust shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which will be certified by the Acquired Trust’s Treasurer, a statement of the earnings and profits of the Target Fund for U.S. federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers, that will be carried over to the Acquiring Fund as a result of Section 381 of the Code.

5.7           PREPARATION N-14 REGISTRATION STATEMENT. The Acquiring Trust will prepare file with the Securities and Exchange Commission (the “Commission”) a registration statement on Form N-14 (the “N-14 Registration Statement”) relating to the transactions contemplated by this agreement in compliance, in all material respects, with the 1933 Act, the 1934 Act, and the 1940 Act, as applicable. The Target Fund will provide the Acquiring Fund with the materials and information necessary to prepare and file the N-14 Registration Statement.

5.8           REPORTING RESPONSIBILITY. Any reporting responsibility of the Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Commission, any state securities commission, and any U.S. federal, state or local tax authorities or any other relevant authority, is and shall remain the responsibility of the Target Fund.

5.9           TAX STATUS OF REORGANIZATIONS. The parties intend that the Reorganization will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code. None of the Acquired Trust, the Target Fund, the Acquiring Trust or the Acquiring Fund shall (either before or after the Closing Date) take any action or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or that results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code. At or prior to the Closing Date, the parties to this Reorganization Agreement will take such reasonable action, or cause such action to be taken, as is reasonably necessary to enable Thompson Hine LLP to render the tax opinion contemplated in this Reorganization Agreement.

5.10         STATEMENT OF ASSETS AND LIABILITIES. The Target Fund shall, as soon as is reasonably practicable after the Closing Date, deliver to the Acquiring Fund a statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Acquired Trust.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

The obligations of the Target Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

6.1           All representations, covenants, and warranties of the Acquiring Trust, the Acquiring Fund, and TrueMark contained in this Reorganization Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Fund shall have delivered to the Target Fund a certificate executed in the Acquiring Fund’s name by the Acquiring Trust’s President and its Treasurer, in form and substance satisfactory to the Target Fund and dated as of the Closing Date, to such effect and as to such other matters as the Target Fund shall reasonably request.

6.2           The Acquiring Fund, the Acquiring Trust, and TrueMark shall have performed and complied, in all material respects, with all terms, conditions, covenants, obligations, agreements and restrictions required by this Reorganization Agreement to be performed or complied with by the Acquiring Fund, the Acquiring Trust, and TrueMark, as applicable, prior to or at the Closing.

6.3           The Acquiring Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Acquired Trust an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the Assumed Liabilities of the Target Fund not discharged prior to the Closing Date in accordance with Section 1.3 of this Reorganization Agreement.

6.4           The Target Fund shall have received on the Closing Date an opinion from Thompson Hine LLP, with such assumptions, qualifications and limitations as shall be in reasonable opinion of such firm appropriate to render the opinion expressed herein, dated as of the Closing Date, in a form reasonably satisfactory to the Target Fund substantially to the effect that:

(a)           The Acquiring Trust has been formed as a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and, as far as counsel’s knowledge, has the power as a statutory trust under its Amended Agreement and Declaration of Trust to carry on its business as an open-end investment company. The Acquiring Fund has been established as a separate series of the Trust under the Amended Agreement and Declaration of Trust.

(b)           The Acquiring Trust is registered as an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(c)           Assuming that the consideration of not less than NAV has been paid, the corresponding Acquiring Fund Shares to be issued and delivered to the Target Fund on behalf of the Target Fund Shareholders, as provided by this Reorganization Agreement, are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights with respect to Acquiring Fund Shares.

(d)           The N-1A Registration Statement and N-14 Registration Statement are effective and to such counsel’s knowledge, no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except as have been obtained.

(e)           To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except as have been obtained.

(f)           The execution and delivery of this Reorganization Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of the Acquiring Trust’s Amended Agreement and Declaration of Trust or Code of Regulations.

(g)           This Reorganization Agreement has been duly authorized, executed and delivered by the Acquiring Trust on behalf of the Acquiring Fund and, assuming due authorization, execution and delivery of this Reorganization Agreement by the Acquired Trust, on behalf of the Target Fund, is a valid and binding obligation of the Acquiring Trust on behalf of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equity principles and to an implied covenant of good faith and fair dealing.

(h)           Except as disclosed in writing to the Acquired Trust, such counsel knows of no material legal proceedings pending against the Acquiring Fund or Acquiring Trust.

6.5           The Target Fund and the Acquiring Fund shall have agreed on the number of Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with Section 2.2 of this Reorganization Agreement.

6.6           INSURANCE. The Acquired Trust will maintain directors and officers/errors and omissions insurance providing liability coverage to any former and/or current directors and officers of the Acquired Trust as of the date of this Agreement, covering the actions of such directors and officers of the Acquired Trust prior to the Reorganization for the period(s) they served as such.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

7.1           All representations, covenants, and warranties of the Acquired Trust, the Target Fund, and RiverNorth Capital contained in this Reorganization Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Target Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Target Fund’s name by the Acquired Trust’s President and Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2           The Target Fund, the Acquired Trust, and RiverNorth Capital shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Reorganization Agreement to be performed or complied with by the Target Fund, the Acquired Trust, and RiverNorth Capital, as applicable, prior to or at the Closing.

7.3           The Acquiring Fund shall have received on the Closing Date an opinion from Faegre Drinker Biddle & Reath LLP, with such assumptions, qualifications and limitations as shall be in reasonable opinion of such firm appropriate to render the opinion expressed herein, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Fund substantially to the effect that:

(a)           The Acquired Trust has been formed as a business trust and is existing under the laws of the State of Ohio and, as far as counsel’s knowledge, has the power as a statutory trust under its Declaration of Trust, to carry on its business as an open-end investment company. The Target Fund has been established as a separate series of the Acquired Trust under the Declaration of Trust.

(b)           The Acquired Trust is registered as an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(c)           To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Ohio is required for consummation by the Target Fund of the transactions contemplated herein, except as have been obtained.

(d)           The execution and delivery of this Reorganization Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of the Acquired Trust’s Declaration of Trust, as amended (assuming approval of the Target Fund’s Shareholders has been obtained) or its By-Laws.

(e)           This Reorganization Agreement has been duly authorized, executed and, so far as known to such counsel, delivered by the Acquired Trust on behalf of the Target Fund and, assuming due authorization, execution and delivery of this Reorganization Agreement by the Acquiring Trust on behalf of the Acquiring Fund, is a valid and binding obligation of the Acquired Trust on behalf of the Target Fund enforceable against the Acquired Trust on behalf of the Target Fund in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles.

(f)           Except as disclosed in writing to the Acquiring Trust, such counsel knows of no material legal proceedings pending against the Target Fund or the Acquired Trust.

7.4           The Target Fund will, within five (5) business days prior to the Closing Date, as such term is defined in Section 3.1 of this Reorganization Agreement, furnish the Acquiring Fund with a list of the Target Fund’s portfolio securities and other investments.

7.5           The Target Fund will, prior to the Closing, consolidate its outstanding share classes into a single class (the “Share Class Consolidation”) so that it has a single class of shares outstanding and so that each shareholder of that single class of shares holds shares of that single class immediately after the Share Class Consolidation with an aggregate value equal to the aggregate value of the shares of the Target Fund held immediately prior to the Share Class Consolidation.

ARTICLE VIII
FURTHER CONDITIONS PRECEDENT

The obligations of the Acquiring Fund and the Target Fund shall also be subject to the fulfillment of the following conditions (or waiver by the affected parties, except for Section 8.1 and Section 8.7 of this Reorganization Agreement), and if any of the conditions set forth below have not been satisfied on or before the Closing Date, the Acquiring Fund or Target Fund shall, at its option, not be required to consummate the Reorganization contemplated by this Agreement:

8.1           This Reorganization Agreement and the transactions contemplated herein, with respect to the Target Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with applicable law and the provisions of the Acquired Trust Governing Documents. Notwithstanding anything herein to the contrary, neither Fund may waive the conditions set forth in this Section 8.1 of this Reorganization Agreement.

8.2           This Reorganization Agreement and the transactions contemplated herein shall have been approved by the Board of Trustees of the Acquiring Trust and the Board of Trustees of the Acquired Trust, and the Acquiring Fund and the Target Fund shall have delivered to the other a copy of the resolutions approving this Reorganization Agreement adopted by its Board, certified by its Secretary or equivalent officer.

8.3           The Acquiring Trust, on behalf of and with respect to the Acquiring Fund, shall have entered into or adopted any and all agreements necessary for the Acquiring Fund’s operation as a series of an open-end investment company.

8.4           On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Reorganization Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit or obtain damages or other relief in connection with this Reorganization Agreement or the transactions contemplated herein.

8.5           All required consents of other parties and all other consents, orders, and permits of U.S. federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such U.S. federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not result in a material adverse effect on the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions.

8.6           Each of the N-1A Registration Statement and the N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.7           The Target Fund and the Acquiring Fund shall have received an opinion of Thompson Hine LLP, addressed to the Acquiring Trust, the Acquired Trust, and their Boards of Trustees, respectively, substantially to the effect that with respect to the Reorganization for U.S. federal income tax purposes:

(a)           The Acquiring Fund’s acquisition of the Target Fund’s assets in exchange solely for the Acquiring Fund Shares and its assumption of the liabilities of the Target Fund, followed by the Target Fund’s distribution, of the Acquiring Fund Shares pro rata to the Target Fund shareholders actually or constructively in exchange for their Target Fund Shares in complete liquidation of the Target Fund, will qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, and the Target Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(b)           Under Sections 361 and 357(a) of the Code, no gain or loss will be recognized by the Target Fund upon the transfer of the Target Fund’s assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to the Target Fund shareholders in exchange for their Target Fund Shares.

(c)           Under Section 1032(a) of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets solely in exchange for the Acquiring Fund Shares and the Acquiring Fund’s assumption of the liabilities of the Target Fund.

(d)           Under Section 362(b) of the Code, the adjusted basis in each of the Target Fund’s assets acquired by the Acquiring Fund will be the same as the adjusted basis of such assets to the Target Fund immediately prior to the Reorganization.

(e)           Under Section 1223(2) of the Code, the holding period of each of the assets of the Target Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Target Fund (except where the Acquiring Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period).

(f)           Under Section 354(a)(1) of the Code, no gain or loss will be recognized by the Target Fund shareholders upon the exchange of their Target Fund Shares solely for the Acquiring Fund Shares in complete liquidation of the Target Fund pursuant to the Reorganization, except with respect to any cash distributed by the Target Fund immediately prior to the Reorganization in connection with the redemption of fractional Target Fund Shares.

(g)           Under Section 358(a)(1) of the Code, the aggregate adjusted basis of the Acquiring Fund Shares received by each Target Fund shareholder pursuant to the Reorganization will be the same as the aggregate adjusted basis of the Target Fund Shares held by such shareholder immediately prior to the Reorganization, as adjusted for amounts allocable to cash distributed by the Target Fund immediately prior to the Reorganization in connection with the redemption of fractional Target Fund Shares.(h) Under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Target Fund shareholder in the Reorganization will include the period during which the Target Fund Shares exchanged therefor were held by such shareholder, provided the Target Fund Shares were held as capital assets on the date of the Reorganization.

(i)           The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code. In particular, under Treasury Regulations § 1.381(b)-1(a)(2), the Acquiring Fund will be treated for purposes of section 381 of the Code just as the Target Fund would have been treated if there had been no Reorganization, the tax attributes of the Target Fund enumerated in Section 381(c) of the Code shall be taken into account by the Acquiring Fund as if there had been no Reorganization, and the taxable year of the Target Fund will not end on the date of the Reorganization merely because of the closing of the Reorganization.

No opinion will be expressed as to (1) the effect of a Reorganization on the Target Fund or the corresponding Acquiring Fund with respect to any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code; (2) the effect of the Reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under U.S. federal income tax principles upon the transfer of such asset regardless of whether such transfer would otherwise be a non-recognition transaction; (3) whether either the Target Fund or Acquiring Fund qualifies or will qualify as a regulated investment company; (4) the federal income tax consequences of the payment of Reorganization Expenses by TrueMark or RiverNorth Capital, except in relation to the qualification of the Reorganization as a reorganization under Section 368(a) of the Code; (5) whether any federal income tax will be imposed or required to be withheld under the Foreign Investment in Real Property Tax Act of 1980 with respect to any Target Fund shareholder that is a foreign person; (6) the effect of a Reorganization on a Target Fund with respect to any transferred asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes under a mark-to-market system of accounting (including under Section 1256 of the Code); (7) the effect of a Reorganization on any shareholder of a Target Fund that is required to recognize unrealized gains or losses for federal income tax purposes under a mark-to-market system of accounting; (8) whether accrued market discount, if any, on any market discount bonds held by a Target Fund will be required to be recognized as ordinary income under Section 1276 of the Code as a result of the Reorganization; or (9) any other U.S. federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on customary assumptions and such representations as tax counsel may reasonably request of the Target Fund and the Acquiring Fund, and the Target Fund and the corresponding Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this Section 8.7 of this Reorganization Agreement.

8.8           All representations, covenants, and warranties of TrueMark and RiverNorth Capital contained in this Reorganization Agreement shall be true and correct in all material respects as of the date hereof, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing, with the same force and effect as if made on and as of such Closing. TrueMark and RiverNorth Capital shall have delivered to Acquiring Fund Trust, on Acquiring Fund’s behalf, and Target Fund Trust, on Target Fund’s behalf, at the Closing a Certificate, in form and substance satisfactory to the Acquiring Fund Trust and Target Fund Trust and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund Trust and Target Fund Trust shall reasonably request.

ARTICLE IX
EXPENSES

9.1           The Target Fund and the Acquiring Fund will pay no Reorganization Expenses. RiverNorth Capital will pay and/or cause to be paid all Reorganization Expenses including, but not limited to: (a) expenses associated with the preparation and filing of the N-14 Registration Statement and printing and distribution of the N-14 Registration Statement for the Reorganization (including the prospectus/proxy statement contained therein) and any supplements to the Target Fund’s current prospectus and statement of additional information; (b) postage; (c) accounting fees; (d) legal fees incurred by the Acquiring Fund and the Target Fund, including fees to counsel of the Acquired Trust and counsel to the Acquired Trust; (e) solicitation costs of the transaction; (f) expenses associated with special meetings, if any, of the Boards of Trustees of the Acquiring Trust and Acquired Trust in connection with the Reorganizations; and (g) other related administrative or operational costs (including, for example, brokerage commissions, transfer fees, transfer taxes, exchange fees, and securities registration fees). In addition, RiverNorth Capital will pay and/or cause to be paid the costs of the Tail Insurance, if acquired. For avoidance of doubt, if the Reorganization is not consummated, RiverNorth Capital will bear full responsibility for payment of the Reorganization Expenses.

9.2           At the Closing, the Advisers shall pay and/or cause to be paid the estimated costs of the Reorganizations pursuant to Section 9.1, and any remaining balance within thirty (30) days after the Closing.

9.3           Each party represents and warrants to the other that there is no person or entity entitled to receive any brokerage fees or similar fees or commission payments in connection with the transactions provided for herein.

9.4           Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of the Target Fund or the Acquiring Fund, as the case may be, as a RIC.

ARTICLE X
COOPERATION AND EXCHANGE OF INFORMATION

10.1.        With respect to the Reorganization, prior to the Closing and for a reasonable time thereafter, the Target Fund and the Acquiring Fund will provide each other and their respective representatives with such cooperation, assistance and information as is reasonably necessary (i) for the filing of any Tax Return, for the preparation for any audit, and for the prosecution or defense of any claim, suit or proceeding relating to any proposed adjustment, or (ii) for any financial accounting purpose. Each such party or their respective agents will retain until the applicable period for assessment under applicable law (giving effect to any and all extensions or waivers) has expired all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of tax positions of the Target Fund and the Acquiring Fund for its taxable period first ending after the Closing of the applicable Reorganization and for all prior taxable periods for which the statute of limitation had not run at the time of the Closing, provided that the Target Fund shall not be required to maintain any such documents that it has delivered to the Acquiring Fund.

ARTICLE XI
INDEMNIFICATION

11.1.        With respect to the Reorganization, the Acquiring Fund Trust, out of the assets of the Acquiring Fund, agrees to indemnify and hold harmless the Target Fund Trust and each of the Target Fund’s officers and trustees from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which, jointly and severally, the Target Fund or any of its directors or officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund Trust, on behalf of the Acquiring Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the closing of the Reorganization.

11.2.        With respect to the Reorganization, the Target Fund Trust, out of the assets of the Target Fund, agrees to indemnify and hold harmless the Acquiring Fund Trust and its officers and trustees from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which, jointly and severally, the Acquiring Fund or any of its trustees or officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Target Fund Trust, on behalf of the Target Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the closing of the Reorganization.

ARTICLE XII
ENTIRE AGREEMENT; SURVIVAL OF COVENANTS

12.1        The parties agree that no party has made to the other parties any representation, warranty and/or covenant not set forth herein, and that this Reorganization Agreement constitutes the entire agreement between and among the parties.

12.2        Except for the covenants set forth in Sections 1.4, 1.8, 5.5, 5.6, 5.10, 6.6, 9.1, 9.2, 10.1, 11.1, 11.2, 15.1, 15.2, 15.3, 15.4, and 15.5 of this Reorganization Agreement, the representations, warranties, and covenants contained in this Reorganization Agreement or in any document delivered pursuant to or in connection with this Reorganization Agreement shall not survive the consummation of the transactions contemplated hereunder.

ARTICLE XIII
TERMINATION

13.1        This Reorganization Agreement may be terminated by the mutual agreement of the Acquiring Trust and the Acquired Trust and such termination may be affected by the Presidents of the Acquiring Trust and the Acquired Trust in writing without further action by their respective Boards of Trustees. In addition, either the Acquiring Trust or the Acquired Trust may at its option terminate this Reorganization Agreement at or before the Closing Date due to:

(a)        a willful material breach by the other party of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within thirty (30) days of written notice thereof to the breaching party and prior to the Closing Date;

(b)        a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

(c)        a determination by the Board of Trustees of the Acquiring Trust or the Board of Trustees of the Acquired Trust that the consummation of the transactions contemplated herein is not in the best interests of the Acquiring Fund or Target Fund, respectively.

13.2        In the event of any such termination, in the absence of willful material default, there shall be no liability for damages on the part of the Acquiring Trust, the Acquiring Fund, the Acquired Trust, the Target Fund, the Adviser, the Sub-Adviser, or their respective board members, members, shareholders and officers, but Section 9.1 shall continue to apply. In the event of willful material default, all remedies at law or in equity of the party adversely affected shall survive.

ARTICLE XIV
AMENDMENTS

14.1        This Reorganization Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Acquiring Trust and the Acquired Trust as specifically authorized by their respective Boards of Trustees; provided, however, that following the Target Fund Meeting called by the Target Fund pursuant to Section 5.2 of this Reorganization Agreement, no such amendment may have the effect of changing the provisions hereof to the detriment of such shareholders without their further approval.

ARTICLE XV
HEADINGS; COUNTERPARTS; GOVERNING LAW;
ASSIGNMENT; LIMITATION OF LIABILITY

15.1        The article and section headings contained in this Reorganization Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Reorganization Agreement. If any provision or portion of this Reorganization Agreement shall be determined to be invalid or unenforceable for any reason, the remaining provisions and portion of this Reorganization Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law.

15.2        This Reorganization Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all taken together shall constitute one agreement.

15.3        This Reorganization Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to conflict of laws.

15.4        This Reorganization Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns but, except as provided in this section, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Reorganization Agreement.

15.5        It is expressly agreed that the obligations of the Acquiring Fund and the Target Fund hereunder shall not be binding upon any of the trustees, directors, shareholders, nominees, officers, agents, or employees of the Acquiring Trust or the Acquired Trust personally but shall bind only the property of the respective Fund, as provided in the trust instrument of the Acquiring Trust and the Acquired Trust Governing Documents. Moreover, no series of the Acquired Trust or Acquiring Trust other than the Target Fund or Acquiring Fund, respectively, shall be responsible for the obligations of the Acquiring Trust or Acquired Trust hereunder, and all persons shall look only to the assets of the applicable Fund to satisfy the obligations of such Trust and Fund hereunder. The execution and delivery of this Reorganization Agreement have been authorized by the Board of Trustees of the Acquiring Trust on behalf of the Acquiring Fund and the Board of Trustees of the Acquired Trust on behalf of the Target Fund and signed by authorized officers of the Acquiring Trust and the Acquired Trust, respectively, acting as such. Neither the authorization by such Board of Trustees, as applicable, nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally but shall bind only the property of the respective Fund.

ARTICLE XVI
NOTICES

16.1        Any notice, report, statement or demand required or permitted by any provisions of this Reorganization Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three (3) days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Trust, to the Acquiring Trust, to TrueMark, or RiverNorth Capital at the applicable address set forth below, or to any other address that the Acquired Trust, the Acquiring Trust, TrueMark or RiverNorth Capital shall have last designated by notice to the other party:

If to Acquiring Trust:

Elevation Series Trust

1700 Broadway

Suite 1850

Denver, CO 80290

Attention: Christopher Moore

Telephone No. [redacted]

Email: [redacted]

With a copy (which shall not constitute notice) to:

Thompson Hine LLP

17th Floor

41 South High Street

Columbus, Ohio 43215

Attention: JoAnn Strasser

Telephone No. [redacted]

Email: [redacted]

If to Acquired Trust:

RiverNorth Funds

360 S. Rosemary Avenue

Suite 1420

West Palm Beach, FL 33401

Attention: Marcus Collins
Telephone No.: [redacted]

With a copy (which shall not constitute notice) to:

Faegre Drinker Biddle & Reath LLP
One Logan Square

Suite 2000

Philadelphia, PA 19103

Attn: Joshua B. Deringer

Telephone: [redacted]

Email: [redacted]

If to RiverNorth:

RiverNorth Capital Management, LLC

360 S. Rosemary Avenue

Suite 1420

West Palm Beach, FL 33401

Attention: Marcus Collins

Telephone No.: [redacted]

If to TrueMark:

TrueMark Investments, LLC

433 W. Van Buren

Suite 1100-D

Chicago, IL 60607

Attention: Michael N. Loukas

Telephone No.: [redacted]

Email: [redacted]

(signature page follows)

IN WITNESS WHEREOF, the parties have duly executed this Reorganization Agreement, all as of the date first written above.

RiverNorth Funds, on behalf of the Target Fund

By:	/s/ Patrick Galley
Name:	Patrick Galley
Title:	President

ELEVATION SERIES TRUST, on behalf of the Acquiring Fund

By:	/s/ Bradley Swenson
Name:	Bradley Swenson
Title:	President

TRUEMARK INVESTMENTS, LLC

By:	/s/ Michael N. Loukas
Name:	Michael N. Loukas
Title:	Chief Executive Officer

RiverNorth Capital Management, LLC

By:	/s/ Marcus Collins
Name:	Marcus Collins
Title:	General Counsel

EXHIBIT A

– Column A (Acquiring Fund)	– Column B (Target Fund)
– RiverNorth Active Income ETF	– RiverNorth Core Opportunity Fund

APPENDIX B - FINANCIAL HIGHLIGHTS OF THE TARGET FUND

The Acquiring Fund will adopt the financial statements of the Class R Shares of the Target Fund, the accounting survivor of the Reorganization. The unaudited financial highlights of the Target Fund for the period ended March 31, 2025, are included with this Proxy Statement as Appendix B. The audited financials of the Target Fund are included in the Target Fund’s annual report, which is incorporated herein by reference.

The financial highlights tables are intended to help you understand the Target Fund’s Class R Shares financial performance for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the period ended March 31, 2025 is unaudited. The information for fiscal years ended September 30, 2024, 2023, 2022, 2021 and 2020 has been audited by Cohen & Company, Ltd., the Target Fund’s independent registered public accounting firm, whose report, along with the Target Fund’s financial statements, is included in the Target Fund’s annual report, which is available upon request.

RIVERNORTH CORE OPPORTUNITY FUND

CLASS R SHARES

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the periods presented

	For the Six Months Ended March 31, 2025 (Unaudited)		For the Year Ended September 30, 2024	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020
Net asset value – beginning of period	$7.73		$6.51	$6.13	$9.31	$7.44	$8.06
Income/(Loss) from investment operations:
Net investment income(a)	0.30		0.18	0.30	0.14	0.25	0.15
Net realized and unrealized gain/(loss) on investments	(0.25)		1.41	0.38	(1.39)	2.12	(0.42)
Total income/(loss) from investment operations	0.05		1.59	0.68	(1.25)	2.37	(0.27)
Less distributions:
From net investment income	(0.25)		(0.37)	(0.28)	(0.26)	(0.37)	(0.18)
From net realized gain on investments	—		—	—	(1.61)	(0.13)	(0.17)
From tax return of capital	—		—	(0.02)	(0.06)	—	—
Total distributions	(0.25)		(0.37)	(0.30)	(1.93)	(0.50)	(0.35)
Paid-in capital from redemption fees(a)	—		—	—	—	—	—
Net increase/(decrease) in net asset value	(0.20)		1.22	0.38	(3.18)	1.87	(0.62)
Net asset value – end of period	$7.53		$7.73	$6.51	$6.13	$9.31	$7.44
Total Return(b)	0.58%	(c)	24.83%	11.07%	(16.88%)	32.58%	(3.24%)
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$15,260		$16,135	$16,557	$17,380	$25,705	$27,213
Ratios to Average Net Assets (including interest expense):
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)	N/A	(e)	N/A	N/A	N/A	N/A	N/A
Ratio of expenses to average net assets including fee waivers and reimbursements(d)	N/A	(e)	N/A	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(d)	N/A	(e)	N/A	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets including fee waivers and reimbursements(d)	N/A	(e)	N/A	N/A	N/A	N/A	N/A

	For the Six Months Ended March 31, 2025 (Unaudited)	For the Year Ended September 30, 2024	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020
Ratios to Average Net Assets (excluding interest expense):
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)	1.79%(e)	1.84%	1.74%	1.64%	1.58%	1.54%
Ratio of expenses to average net assets including fee waivers and reimbursements(d)	1.79%(e)	1.84%	1.74%	1.64%	1.58%	1.54%
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(d)	7.87%(e)	2.45%	4.51%	1.86%	2.88%	1.93%
Ratio of net investment income to average net assets including fee waivers and reimbursements(d)	7.87%(e)	2.45%	4.51%	1.86%	2.88%	1.93%
Portfolio turnover rate	19%(c)	41%	60%	106%	182%	110%

(a)	Based on average shares outstanding during the period.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized.
(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.
(e)	Annualized.

APPENDIX C – OWNERSHIP OF SHARES OF THE ACQUIRED FUND

As of June 5, 2025, the Target Fund’s shareholders of record and/or beneficial owners (to RiverNorth Active Income ETF’s knowledge) who owned 5% or more of the outstanding shares of any class of the Target Fund’s shares are set forth below. As of June 5, 2025, the Officers and Trustees of RiverNorth Funds, as a group, owned less than 1% of the outstanding shares of the Target Fund.

Name and Address	No. of Shares Owned	% of Class	Share Class	Type of Ownership
Charles Schwab & Co., Inc. ATTN: Mutual Funds 101 Montgomery St. San Francisco, CA 94104	996,674.317	51.32%	R	Record
National Financial Services, LLC 499 Washington Blvd. Jersey City, NJ 07310	547,562.545	28.19%	R	Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	865,750.072	30.64%	I	Record
MSCS Financial Services 717 17th St., Ste. 1300 Denver, CO 80202	575,599.327	20.37%	I	Record
Charles Schwab & Co., Inc. ATTN: Mutual Funds 211 Main St. San Francisco, CA 94105	485,174.699	17.17%	I	Record

APPENDIX D – SHAREHOLDER INFORMATION FOR THE ACQUIRING FUND

Buying and Selling Fund Shares

The Acquiring Fund (for purposes of this Appendix D, the “Fund”) issues and redeems Shares at NAV only in Creation Units. Only APs may acquire Shares directly from the Fund, and only APs may tender their Shares for redemption directly to the Fund, at NAV. APs must be a member or participant of a clearing agency registered with the SEC and must execute a Participant Agreement that has been agreed to by the Distributor (defined below), and that has been accepted by the Fund’s transfer agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.

Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities.

When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy Shares and receive less than NAV when you sell those Shares.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” through your brokerage account.

Frequent Purchases and Redemptions of Fund Shares

The Fund imposes no restrictions on the frequency of purchases and redemptions of Shares. In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by Fund shareholders. Purchases and redemptions by APs, who are the only parties that may purchase or redeem Shares directly with the Fund, are an essential part of the ETF process and help keep Share trading prices in line with NAV. As such, the Fund accommodates frequent purchases and redemptions by APs. However, the Board has also determined that frequent purchases and redemptions for cash may increase tracking error and portfolio transaction costs and may lead to the realization of capital gains. To minimize these potential consequences of frequent purchases and redemptions, the Fund employs fair value pricing and may impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades. In addition, the Fund and TrueMark Investments, LLC (the “Adviser”) reserve the right to reject any purchase order at any time.

Determination of Net Asset Value

The Fund’s NAV is calculated as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern time, each day the NYSE is open for business. The NAV for the Fund is calculated by dividing the Fund’s net assets by its Shares outstanding.

In calculating its NAV, the Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. If such information is not available for a security held by the Fund or is determined to be unreliable, the security will be valued by the Adviser at fair value pursuant to procedures established by the Adviser and approved by the Board.

Fair Value Pricing

The Adviser has been designated by the Board as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. In its capacity as valuation designee, the Adviser has adopted procedures and methodologies to fair value Fund securities whose market prices are not “readily available” or are deemed to be unreliable. For example, such circumstances may arise when: (i) a security has been de-listed or has had its trading halted or suspended; (ii) a security’s primary pricing source is unable or unwilling to provide a price; (iii) a security’s primary trading market is closed during regular market hours; or (iv) a security’s value is materially affected by events occurring after the close of the security’s primary trading market. The Board has appointed the Adviser as the Fund’s valuation designee to perform all fair valuations of the Fund’s portfolio investments, subject to the Board’s oversight. Accordingly, the Adviser has established procedures for its fair valuation of the Fund’s portfolio investments. Generally, when fair valuing a security held by the Fund, the Adviser will take into account all reasonably available information that may be relevant to a particular valuation including, but not limited to, fundamental analytical data regarding the issuer, information relating to the issuer’s business, recent trades or offers of the security, general and/or specific market conditions and the specific facts giving rise to the need to fair value the security. Fair value determinations are made in good faith and in accordance with the fair value methodologies established by the Adviser. Due to the subjective and variable nature of determining the fair value of a security or other investment, there can be no assurance that the Adviser’s fair value will match or closely correlate to any market quotation that subsequently becomes available or the price quoted or published by other sources. In addition, the Fund may not be able to obtain the fair value assigned to the security upon the sale of such security.

Investments by Registered Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including Shares. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in section 12(d)(1) subject to certain terms and conditions set forth in Rule 12d1-4 under the 1940 Act, including that such investment companies enter into an agreement with the Fund.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and net capital gains to its shareholders at least annually. The Fund seeks to maintain relatively stable monthly distributions, although the amount of income earned by the Fund varies from period-to-period. Each month, the Fund determines the amount of distribution to pay based on a combination of the amount of options premium generated from the Fund’s options collar strategy implemented for the applicable month, the dividends generated by the Fund’s underlying equity portfolio, and the appreciation of the Fund’s equity holdings. As a result of such distribution strategy, each Fund’s distributions are expected to exceed its earnings and profits in some or all tax years, and consequently, all or a portion of the distributions made for a taxable year may be characterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the applicable Fund and result in a higher capital gain or lower capital loss when the Shares on which the distribution was received are sold. After a shareholder’s basis in the Shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s Shares.

The Fund will declare and pay capital gain distributions in cash. Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

Taxes

The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to investments in the Fund. Your investment in the Fund may have other tax implications. Please consult your tax advisor about the tax consequences of an investment in Shares, including the possible application of foreign, state, and local tax laws. This summary does not apply to Shares held in an IRA or other tax-qualified plans, which are generally not subject to current tax. Transactions relating to Shares held in such accounts may, however, be taxable at some time in the future. This summary is based on current tax laws, which may change.

The Fund has elected or intends to elect and intends to qualify each year for treatment as a RIC. If the Fund meets certain minimum distribution requirements, a RIC is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, the Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Unless your investment in Shares is made through a tax-exempt entity or tax-advantaged account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions, when you sell your Shares listed on the Exchange, and when you purchase or redeem Creation Units (APs only).

Taxes on Distributions

The Fund intends to distribute, at least annually, substantially all of its net investment income and net capital gains. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income. Taxes on distributions of capital gains (if any) are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her Shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions of the Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by such Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains, which for non-corporate shareholders are subject to tax at reduced rates of up to 20% (lower rates apply to individuals in lower tax brackets). Distributions of short-term capital gain will generally be taxable as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional Shares.

Distributions reported by the Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. Certain of the Fund’s investment strategies may limit their ability to make distributions eligible to be treated as qualified dividend income. Corporate shareholders may be entitled to a dividends received deduction for the portion of dividends they receive from the Fund that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations. Certain of the Fund’s investment strategies may limit their ability to make distributions eligible for the dividends-received deduction for corporate shareholders.

If the Fund’s distributions exceed its earnings and profits, all or a portion of the distributions made for a taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher capital gain or lower capital loss when the Shares on which the distribution was received are sold. After a shareholder’s basis in the Shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s Shares.

Shortly after the close of each calendar year, you will be informed of the amount and character of any distributions received from the Fund.

In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the Shares’ NAV when you purchased your Shares).

You may wish to avoid investing in the Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable even though it may economically represent a return of a portion of your investment.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends) paid to you by the Fund will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. Gains from the sale or other disposition of Shares by non-U.S. shareholders generally are not subject to U.S. taxation, unless you are a nonresident alien individual who is physically present in the U.S. for 183 days or more per year. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Different tax consequences may result if you are a foreign shareholder engaged in a trade or business within the United States or if a tax treaty applies.

The Fund (or a financial intermediary, such as a broker, through which a shareholder owns Shares) generally is required to withhold and remit to the U.S. Treasury a percentage (currently 24%) of the taxable distributions and sale proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that the shareholder is not subject to such withholding.

Taxes When Shares are Sold on the Exchange

Provided that a shareholder holds Shares as capital assets, any capital gain or loss realized upon a sale of Shares generally is treated as a long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid with respect to such Shares. Any loss realized on a sale will be disallowed to the extent Shares of the Fund are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the disposition of Shares. The ability to deduct capital losses may be limited.

The cost basis of Shares of the Fund acquired by purchase will generally be based on the amount paid for the Shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

Taxes on Purchases and Redemptions of Creation Units

An AP having the U.S. dollar as its functional currency for U.S. federal income tax purposes who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the value of the Creation Units at the time of the exchange and the exchanging AP’s aggregate basis in the securities delivered, plus the amount of any cash paid for the Creation Units. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanging AP’s basis in the Creation Units and the aggregate U.S. dollar market value of the securities received, plus any cash received for such Creation Units. The Internal Revenue Service may assert, however, that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for an AP who does not mark-to-market its holdings), or on the basis that there has been no significant change in economic position. APs exchanging securities should consult their own tax advisor with respect to whether the wash sales rule applies and when a loss might be deductible.

The Fund may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. Such Fund may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause such Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, such Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.

Taxation of Options

If positions held by the Fund were treated as “straddles” for federal income tax purposes, or the Fund’s risk of loss with respect to a position was otherwise diminished as set forth in Treasury Regulations, dividends on stocks that are a part of such positions would not constitute qualified dividend income subject to such favorable income tax treatment and would not be eligible for the dividends received deduction for corporate shareholders. In addition, generally, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions by requiring, among other things, that: (1) any loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund’s holding period in straddle positions be suspended while the straddle exists (possibly resulting in a gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions that are part of a mixed straddle and that are not subject to Code Section 1256 be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions that would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred.

Net Investment Income Tax

U.S. individuals with income exceeding specified thresholds are subject to a 3.8% tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (generally including capital gains distributions and capital gains realized on the sale of Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Foreign Investments by the Fund

Interest and other income received by the Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If as of the close of a taxable year more than 50% of the value of the Fund’s assets consists of certain foreign stock or securities, each such Fund will be eligible to elect to “pass through” to investors the amount of foreign income and similar taxes (including withholding taxes) paid by such Fund during that taxable year. This means that investors would be considered to have received as additional income their respective Shares of such foreign taxes, but may be entitled to either a corresponding tax deduction in calculating taxable income, or, subject to certain limitations, a credit in calculating federal income tax. If the Fund does not so elect, each such Fund will be entitled to claim a deduction for certain foreign taxes incurred by such Fund. The Fund (or a financial intermediary, such as a broker, through which a shareholder owns Shares) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local tax on Fund distributions and sales of Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. For more information, please see the section entitled “Federal Income Taxes” in the SAI.

DISTRIBUTION

The Distributor, Paralel Distributors LLC, is a broker-dealer registered with the SEC. The Distributor distributes Creation Units for the Fund on an agency basis and does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 1700 Broadway, Suite 1850, Denver, Colorado 80290.

PREMIUM/DISCOUNT INFORMATION

Information regarding how often Shares traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund will be available on the Fund’s website at RiverNorth.com.

Statement of Additional Information

[July 10, 2025]

For the Reorganization of

RiverNorth Core Opportunity Fund a series of RiverNorth Funds 360 S. Rosemary Avenue, Suite 1420, West Palm Beach, FL 33401
into
RiverNorth Active Income ETF a series of Elevation Series Trust 1700 Broadway, Suite 1850, Denver, Colorado 80290
Acquisition of the Assets and Assumption of the Liabilities of: RiverNorth Core Opportunity Fund, a series of RiverNorth Funds
By and in Exchange for Shares of: RiverNorth Active Income ETF, a series of Elevation Series Trust

This Statement of Additional Information (“SAI”) relates specifically to the proposed reorganization of the RiverNorth Core Opportunity Fund (the “Target Fund”), a series of RiverNorth Funds, into the RiverNorth Active Income ETF (the “Acquiring Fund”), a series of Elevation Series Trust.

In connection with the Reorganization, the Target Fund will transfer all of its assets to the Acquiring Fund in return for shares of the Acquiring Fund and the Acquiring Fund’s assumption of the Target Fund’s liabilities.

This SAI, which is not a prospectus, supplements and should be read in conjunction with the Combined Proxy Statement and Prospectus dated [July 10, 2025] (the “Proxy Statement”), relating to the Reorganization. To obtain a copy of the Proxy Statement, without charge, please write to the Target Fund at the address set forth above or call (205) 803-1582.

CONTENTS OF THE SAI

This SAI consists of the cover page and the information set forth below. The Acquiring Fund has not commenced operations as of the date hereof. Accordingly, financial statements for the Acquiring Fund are not available. Copies of the Acquiring Fund’s annual and semi-annual reports, may be obtained when available, without charge, upon request by calling (205) 803-1582 or visiting RiverNorth.com.

 1

INFORMATION INCORPORATED BY REFERENCE

This SAI incorporates by reference the following documents, each of which was filed electronically with the Securities and Exchange Commission:

●	the Statement of Additional Information of the Target Fund, dated January 28, 2025, (the “Target Fund’s SAI”) (File Nos. 333-136185 and 811-21934);

●	the Annual Report for the Target Fund for the fiscal year ended September 30, 2024 (the “Target Fund’s Annual Report”) (File No. 811-21934); and

●	the Semi-Annual Report of the Target Fund, dated March 31, 2025 (the "Target Fund's Semi-Annual Report) (File No. 811-21934).

SUPPLEMENTAL FINANCIAL INFORMATION

A table showing the fees of the Target Fund and the Acquiring Fund (on a pro forma basis after giving effect to the Reorganization), are included in the “Summary — Fees and Expenses” section of the Proxy Statement/Prospectus.

The Reorganization will not result in a material change to the Target Fund’s investment portfolio due to the investment restrictions of the Acquiring Fund. As a result, schedules of investments of the Target Fund modified to show the effects of the Reorganization are not required and are not included.

The Acquiring Fund will be the accounting survivor of the Reorganization of the Target Fund. There are no material differences in accounting policies of the Acquiring Fund compared to those of the Target Fund.

 2

GENERAL DESCRIPTION OF THE TRUST AND THE FUND

Elevation Series Trust (the “Trust”) is an open-end management investment company, currently consisting of 9 investment series. This SAI relates to the RiverNorth Active Income ETF (the “Fund”). The Trust was organized as a Delaware statutory trust on March 7, 2022. The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (together with the rules and regulations adopted thereunder, as amended, the “1940 Act”), as an open-end management investment company, and the offering of the Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The Fund is actively managed. The Trust is governed by its Board of Trustees (the “Board”). TrueMark Investments, LLC (“TrueMark Investments” or the “Adviser”) serves as investment adviser to the Fund. RiverNorth Capital Management, LLC (the “Sub-Adviser”) serves as sub-adviser to the Fund. The investment objective of the Fund is long-term appreciation and income.

The Fund offers and issues Shares at its net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). The Fund generally offers and issues Shares in exchange for a basket of securities (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. Shares are listed on the Exchange and trade on the Exchange at market prices that may differ from the Shares’ NAV. Shares are also redeemable only in Creation Unit aggregations, primarily for a basket of Deposit Securities together with a Cash Component. A Creation Unit of the Fund generally consists of 10,000 Shares, though this may change from time to time. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, Shares are not redeemable securities.

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the value of the missing Deposit Securities, as set forth in the Participant Agreement (as defined below). The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. As in the case of other publicly traded securities, brokers’ commissions on transactions in the secondary market will be based on negotiated commission rates at customary levels.

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVE, POLICIES, AND RELATED RISKS

The Fund’s investment objective and principal investment strategies are described in the Prospectus. The following information supplements, and should be read in conjunction with, the Prospectus. For a description of certain permitted investments, see “Description of Permitted Investments” in this SAI.

With respect to the Fund’s investments, unless otherwise noted, if a percentage limitation on investment is adhered to at the time of investment or contract, a subsequent increase or decrease as a result of market movement or redemption will not result in a violation of such investment limitation.

Diversification

The Fund is “diversified” within the meaning of the 1940 Act. Under applicable federal laws, to qualify as a diversified fund, each Fund, with respect to 75% of its total assets, may not invest greater than 5% of its total assets in any one issuer and may not hold greater than 10% of the securities of one issuer, other than investments in cash and cash items (including receivables), U.S. government securities, and securities of other investment companies. The remaining 25% of a Fund’s total assets does not need to be “diversified” and may be invested in securities of a single issuer, subject to other applicable laws. The diversification of a Fund’s holdings is measured at the time the Fund purchases a security. However, if a Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by a Fund, the Fund may have a greater percentage of its assets invested in fewer issuers.

3

General Risks

The value of the Fund’s portfolio securities may fluctuate with changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular security or issuer and changes in general economic or political conditions. An investor in the Funds could lose money over short or long periods of time.

There can be no guarantee that a liquid market for the securities held by the Fund will be maintained. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of Shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent, or if bid-ask spreads are wide.

Cyber Security Risk. Investment companies, such as the Fund, and its service providers may be subject to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber attacks affecting the Funds, the Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investments in such portfolio companies to lose value.

Recent Market Events. U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including rising inflation, uncertainty regarding central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine and the impact of the coronavirus (COVID-19) global pandemic. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

These developments, as well as other events, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions. As a result, the risk environment remains elevated. The Adviser will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that they will be successful in doing so.

DESCRIPTION OF PERMITTED INVESTMENTS

The following are descriptions of the Fund’s permitted investments and investment practices and the associated risk factors. The Fund will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with the Fund’s investment objective and permitted by the Fund’s stated investment policies.

Asset-Backed Securities and Collateralized Debt Obligations

The Fund may invest in asset-backed securities and collateralized debt obligations (“CDOs”). Asset-backed securities and CDOs are created by the grouping of certain governmental, government related and private loans, receivables and other non-mortgage lender assets/collateral into pools. A sponsoring organization establishes a special purpose vehicle to hold the assets/collateral and issue securities. Interests in these pools are sold as individual securities. Payments of principal and interest are passed through to investors and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty or senior/subordination. Payments from the asset pools may be divided into several different tranches of debt securities, offering investors various maturity and credit risk characteristics. Some tranches are entitled to receive regular installments of principal and interest, other tranches are entitled to receive regular installments of interest, with principal payable at maturity or upon specified call dates, and other tranches are only entitled to receive payments of principal and accrued interest at maturity or upon specified call dates. Different tranches of securities will bear different interest rates, which may be fixed or floating. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pooled insurance policy issued by a financial institution, or by other credit enhancements.

4

Investors in asset-backed securities and CDOs bear the credit risk of the assets/collateral. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of credit risk. If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Senior and mezzanine tranches are typically rated, with the former receiving S&P Global Ratings (“S&P”) ratings of A to AAA and the latter receiving ratings of B to BBB. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

Because the loans held in the pool often may be prepaid without penalty or premium, asset-backed securities and CDOs can be subject to higher prepayment risks than most other types of debt instruments. Prepayments may result in a capital loss to the Fund to the extent that the prepaid securities purchased at a market discount from their stated principal amount will accelerate the recognition of interest income by the Fund, which would be taxed as ordinary income when distributed to the shareholders.

The credit characteristics of asset-backed securities and CDOs also differ in a number of respects from those of traditional debt securities. The credit quality of most asset-backed securities and CDOs depends primarily upon the credit quality of the assets/collateral underlying such securities, how well the entity issuing the securities is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement to such securities.

Asset-backed securities are subject to the risk of default on the underlying asset, particularly during periods of economic downturn. Any economic downturn could increase the risk that such assets underlying asset-backed securities purchased by the Fund will also suffer greater levels of default than were historically experienced. In addition, the liquidity of asset-backed securities (particularly below investment grade asset-backed securities) may change over time. During periods of deteriorating economic conditions, such as recessions, or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to securitizations involving loans, sales contracts, receivables and other obligations underlying asset-backed securities.

Business Development Companies (“BDCs”)

BDCs are a type of closed-end investment company regulated under the Investment Company Act of 1940, as amended (the “1940 Act”), whose shares are typically listed for trading on a U.S. securities exchange. BDCs are publicly-traded funds that typically invest in and lend to small and medium-sized private and certain public companies that may not have access to public equity markets for capital raising. BDCs invest in such diverse industries as healthcare, chemical and manufacturing, technology and service companies. At least 70% of a BDC’s investments must be made in private and certain public U.S. businesses, and BDCs are required to make available significant managerial assistance to their portfolio companies. Unlike corporations, BDCs are not taxed on income distributed to their shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the “Code”).

The Fund’s investment in securities of BDCs, which are required to distribute substantially all of their income to investors in order to not be subject to entity level taxation, often offer a yield advantage over other types of securities. The Fund intends to primarily invest in BDC shares which are trading in the secondary market on a U.S. securities exchange but may, in certain circumstances, invest in an initial public offering of BDC shares or invest in certain debt instruments issued by BDCs. The Fund will indirectly bear its proportionate share of any management and other operating expenses, and of any performance-based or incentive fees, charged by the BDCs in which it invests, in addition to the expenses paid by the Fund.

5

Investments in closed-end funds that elect to be regulated as BDCs may be subject to a high degree of risk. BDCs typically invest in small and medium-sized private and certain public companies that may not have access to public equity markets or capital raising. As a result, a BDC’s portfolio typically will include a substantial amount of securities purchased in private placements, and its portfolio may carry risks similar to those of a private equity or venture capital fund. Securities that are not publicly registered may be difficult to value and may be difficult to sell at a price representative of their intrinsic value. Small and medium-sized companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on the value of their stock than is the case with a larger company. To the extent a BDC focuses its investments in a specific sector, the BDC will be susceptible to adverse conditions and economic or regulatory occurrences affecting the specific sector or industry group, which tends to increase volatility and result in higher risk. Investments in BDCs are subject to various risks, including management’s ability to meet the BDC’s investment objective, and to manage the BDC’s portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the market at a discount to their net asset value (“NAV”).

Certain BDCs in which the Fund may invest may use leverage in their portfolios through borrowings or the issuance of preferred stock. While leverage may increase the yield and total return of a BDC, it also subjects the BDC to increased risks, including magnification of any investment losses and increased volatility. In addition, a BDC’s common share income may fall if the dividend rate on any preferred shares or the interest rate on any borrowings of the BDC rises.

The 1940 Act generally limits the amount the Fund can invest in any one closed-end fund, including BDCs, to 3% of the closed-end fund’s total outstanding stock. As a result, the Fund may hold a smaller position in a BDC than if it were not subject to this restriction. To comply with the 1940 Act, the Adviser may be required to vote shares of a BDC held by the Fund in the same general proportion as shares held by other shareholders of the BDC. Please see “Investment Company Securities” below for additional information.

Brady Bonds

Brady bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady bonds have been issued since 1989 and do not have a long payment history. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. Dollar-denominated collateralized Brady bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady bonds.

Certificates of Deposit and Bankers’ Acceptances

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

6

Closed-End Investment Companies

The Fund invests in closed-end investment companies or funds. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission generally between 4% and 6% of the initial public offering price (for many initial public offerings since 2018, this commission has been paid by the closed-end fund’s sponsor). Such securities are then listed for trading on the New York Stock Exchange (“NYSE”), NYSE American (formerly, the American Stock Exchange), the National Association of Securities Dealers Automated Quotation System (commonly known as “NASDAQ”) and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund generally will purchase shares of closed-end funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the NAV per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined NAV, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their NAV.

The Fund may invest in shares of closed-end funds that are trading at a discount to NAV or at a premium to NAV. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the NAV of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and NAV than an investment in shares of investment companies without a leveraged capital structure. Please see “Investment Company Securities” below for additional information.

Commercial Paper

The Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance current operations. Such investments are generally unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall. Asset-backed commercial paper may be issued by structured investment vehicles or other conduits that are organized to issue the commercial paper and to purchase trade receivables or other financial assets. The repayment of asset-backed commercial paper depends primarily on the cash collections received from such an issuer’s underlying asset portfolio and the issuer’s ability to issue new asset-backed commercial paper (See also “Asset-Backed Securities and Collateralized Debt Obligations” above).

7

Investments in commercial paper are subject to the risk that the issuer cannot issue enough new commercial paper to satisfy its obligations with respect to its outstanding commercial paper, also known as rollover risk. Commercial paper is also susceptible to changes in the issuer’s financial condition or credit quality. In addition, under certain circumstances commercial paper may become illiquid or may suffer from reduced liquidity. Commercial paper is generally unsecured, which increases the credit risk associated with this type of investment.

Convertible Securities

Convertible securities include fixed-income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Corporate Debt

Corporate debt securities are long and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper). The Adviser considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by S&P or Baa or higher by Moody’s Investor Services, Inc. (“Moody’s”), or if unrated, determined by the Adviser to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories. The Fund may invest in both secured and unsecured corporate bonds. A secured bond is backed by collateral and an unsecured bond is not. Therefore, an unsecured bond may have a lower recovery value than a secured bond in the event of a default by its issuer. The Adviser may incorrectly analyze the risks inherent in corporate bonds, such as the issuer’s ability to meet interest and principal payments, resulting in a loss to the Fund.

Cyber Security Risk

The Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting the Fund or its adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value. The Fund and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or the Adviser. There can be no assurance that the Fund or its service providers, or the issuers of the securities in which the Fund invests, will not suffer losses relating to cybersecurity breaches in the future. Despite reasonable precautions, the risk remains that such incidents could occur, and that such incidents could cause damage to individual investors due to the risk of exposing confidential personal data about investors to unintended parties.

8

Depositary Receipts

Sponsored and unsponsored American Depositary Receipts (“ADRs”) are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in sponsored form, are designed for use in U.S. securities markets. A sponsoring company provides financial information to the bank and may subsidize administration of the ADR. Unsponsored ADRs may be created by a broker-dealer or depository bank without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Unsponsored ADRs may carry more risk than sponsored ADRs because of the absence of financial information provided by the underlying company. Many of the risks described below regarding foreign securities apply to investments in ADRs.

Emerging Markets Securities

Investing in emerging market securities involves risks different from, and potentially greater than, risks of investing in foreign developed countries. These risks include (i) the smaller market capitalizations of emerging securities markets, which may suffer periods of relative illiquidity, (ii) significant price volatility, (iii) restrictions on foreign investment, and (iv) possible limits on repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of the Fund.

Additional risks of emerging markets securities may include (i) greater social, economic and political uncertainty and instability, (ii) more substantial governmental involvement in the economy, (iii) less governmental supervision and regulation, (iv) the unavailability of currency hedging techniques, (v) companies that are newly organized and small, (vi) differences in auditing and financial reporting standards or in the accuracy of such reporting, which may result in unavailability of material information about issuers, and (vii) less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund or an Underlying Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security. Additionally, the legal remedies for investors in emerging markets may be more limited than the remedies available in the U.S. and the ability of U.S. authorities (e.g., the Securities and Exchange Commission (“SEC”) and the U.S. Department of Justice) to bring actions against bad actors may be limited.

Equity Securities

Equity securities consist of common stock, convertible preferred stock, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Warrants are options to purchase equity securities at a specified price for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders.

9

Investing in equity securities involves market risk. Market risk is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets. Market risk also includes the risk that a particular style of investing, such as growth or value, may underperform the market generally.

Exchange-Traded Funds

The Fund may invest in a range of exchange-traded funds (“ETFs”).

When the Fund invests in sector ETFs, there is a risk that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Fund may be more heavily invested will vary.

The shares of an ETF may be assembled in a block (typically 25,000 or 50,000 shares) known as a creation unit and redeemed in-kind for a portfolio of the underlying securities (based on the ETF’s NAV) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. The Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Adviser believes it is in the Fund’s interest to do so. The Fund’s ability to redeem creation units may be limited by the Investment Company Act of 1940, as amended (“1940 Act”), which provides that the ETFs will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There is a risk that the underlying ETFs in which the Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Fund intends to invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire NAV falls below a certain amount. Although the Fund believes that, in the event of the termination of an underlying ETF it would be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in such shares trading at a significant premium or discount to its NAV. To the extent the Fund invests in a sector product, the Fund will be subject to the risks associated with that sector. Actively managed ETFs are subject to risk of poor investment, and the individual investments of an actively managed ETF may not perform as well as its investment adviser and/or sub-advisers expect, and/or the actively managed ETF’s portfolio management practices do not work to achieve their desired result. Please see “Investment Company Securities” below for additional information.

10

Exchange-Traded Notes

The Fund may invest in exchange-traded notes (“ETNs”), which are a type of unsecured, unsubordinated debt security. ETNs combine certain aspects of bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (e.g., NYSE) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s index factor. ETN returns are based upon the performance of a market index minus applicable fees. ETNs do not make periodic coupon payments and provide no principal protection. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index. The value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying index remaining unchanged.

ETF Risk. The Fund is an ETF and thus is subject to the risks of being structured as an ETF including certain risks noted below.

●	Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

●	Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

●	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

●	Trading. Although Shares are listed for trading on the Exchange and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares, and this could lead to differences between the market price of the Shares and the underlying value of those Shares.

11

Foreign Currency Exchange Transactions

The Fund may, directly or through investments in Underlying Funds, engage in foreign currency exchange transactions. The Fund or the Underlying Funds enter into these transactions either on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market or use forward contracts to purchase or sell foreign currencies. The cost of the spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

A forward foreign currency exchange contract is an obligation by the Fund or an Underlying Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contract. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund’s or an Underlying Fund’s securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

The Fund or an Underlying Fund may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions. The Fund or an Underlying Fund also may enter into forward contracts to hedge against a change in foreign currency exchange rates that would cause a decline in the value of existing investments denominated or principally traded in a foreign currency. To do this, the Fund or an Underlying Fund would enter into a forward contract to sell the foreign currency in which the investment is denominated or principally traded in exchange for U.S. dollars or in exchange for another foreign currency.

Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Fund or an Underlying Fund to assume the risk of fluctuations in the value of the currency purchased against the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

Please see “Restrictions on the Use of Derivatives and Other Transactions” below for additional information regarding the Fund’s use of derivatives.

Foreign Custody

The Fund may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

12

Foreign Securities

The Fund may invest in foreign securities, either directly or by purchasing ADRs. The Fund may also invest in Underlying Funds and other investment companies that hold foreign securities or ADRs. Purchases of foreign equity securities entail certain risks. For example, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies generally are not subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities. Further, the imposition of economic or other sanctions on the United States by a foreign country, or on a foreign country or issuer by the United States, could impair the Fund’s ability to buy, sell, hold, receive, deliver, or otherwise transact in certain investment securities or obtain exposure to foreign securities and assets. Foreign securities in which the Fund invests may be traded in markets that close before the time that the Fund calculates its NAV. Furthermore, certain foreign securities in which the Fund invests may be listed on foreign exchanges that trade on weekends or other days when the Fund does not calculate its NAV. As a result, the value of the Fund’s holdings may change on days when shareholders are not able to purchase or redeem the Fund’s shares.

Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. Futures contracts may be issued with respect to fixed-income securities, foreign currencies, single stocks or financial indices, including indices of U.S. government securities, foreign government securities, and equity or fixed-income securities. U.S. futures contracts are traded on exchanges that have been designated “contract markets” by the Commodity Futures Trading Commission (the “CFTC”) and must be executed through a futures commission merchant (“FCM”), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts between the clearing members of the exchange. The Fund and Underlying Funds may invest in futures contracts only to the extent the Fund could invest in the underlying instrument directly.

 The Fund may engage in futures transactions, primarily for hedging purposes, but for investment purposes as well. This means that the Fund’s primary purpose in entering into futures contracts is to protect the Fund from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, the Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against the Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. Conversely, if the Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. The Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

 If the Fund owns Treasury bonds and the portfolio manager expects interest rates to increase, the Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as the Fund selling Treasury bonds in its portfolio. If interest rates increase as anticipated, the value of the Treasury bonds would decline, but the value of the Fund’s interest rate futures contract will increase, thereby keeping the NAV of the Fund from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, the Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although the Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

13

The Fund may purchase and write call and put options on financial futures contracts. An option on a financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder’s option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Risk Factors in Futures Transactions

Liquidity Risk. Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Fund’s access to other assets held to cover its futures positions also could be impaired.

Risk of Loss. Although the Adviser may believe that the use of such contracts will benefit the Fund, the Fund’s overall performance could be worse than if the Fund had not entered into futures contracts if the Adviser’s investment judgment proves incorrect. For example, if the Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, the Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. In addition, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices that reflect the rising market and may occur at a time when the sales are disadvantageous to the Fund.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market that may also cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. The Fund will only engage in futures transactions when it is believed these risks are justified and will engage in futures transactions primarily for risk management purposes.

Correlation Risk. The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Fund will not match exactly the Fund’s current or potential investments. The Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities, which involves a risk that the futures position will not correlate precisely with the performance of the Fund’s investments.

14

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with the Fund’s investments. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between the Fund’s investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. The Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in the Fund’s futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the Fund’s other investments.

Margin Requirements: The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of the FCM when the contract is entered into. Initial margin deposits:

●	Are equal to a percentage of the contract’s value, as set by the exchange on which the contract is traded; and

●	Are similar to good faith deposits or performance bonds.

Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund’s investment limitations. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to the Fund only in proportion to the amount received by the FCM’s other customers. The Fund will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which it does business and by depositing margin payments in a segregated account with the Trust’s custodian. Please see “Restrictions on the Use of Derivatives and Other Transactions” for additional information regarding the Fund’s use of derivatives.

Regulation as a Commodity Pool Operator

The Adviser has claimed an exclusion from the definition of the term “commodity pool operator” in accordance with CFTC Regulation 4.5 so that the Adviser is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act (“CEA”) with respect to the Fund. In order to maintain the exclusion for the Adviser, the Fund must invest no more than a prescribed level of its liquidation value in certain futures, certain swap contracts and certain other derivatives subject to the CEA’s jurisdiction, and the Fund must not market itself as providing investment exposure to such instruments. If the Fund’s investments no longer qualify the Adviser for the exclusion, the Adviser may be subject to the CFTC’s commodity pool operator registration requirements with respect to the Fund, and the disclosure and operations of the Fund would need to comply with all applicable regulations governing commodity pools registered as investment companies under the 1940 Act and commodity pool operators. Compliance with the additional registration and regulatory requirements may increase operating expenses. Other potentially adverse regulatory initiatives could also develop.

15

High Yield Securities

The Fund and the Underlying Funds may invest in high yield securities. High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Ba1 or lower by Moody’s). Other terms used to describe such securities include “lower rated bonds,” “non-investment grade bonds,” “below investment grade bonds,” and “junk bonds.” These securities are considered to be high-risk investments. The risks include the following:

Greater Risk of Loss. These securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, the Fund would experience a decrease in income and a decline in the market value of its investments. The Fund or an Underlying Fund also may incur additional expenses in seeking recovery from an issuer that defaults.

Sensitivity to Interest Rate and Economic Changes. The income and market value of lower-rated securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

Valuation Difficulties. It is often more difficult to value lower rated securities than higher rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

Liquidity. There may be no established secondary or public market for investments in lower rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, an Underlying Fund that invests in lower rated securities may be required to sell investments at substantial losses or retain them indefinitely even where an issuer’s financial condition is deteriorating.

Credit Quality. Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

New Legislation. Future legislation may have a possible negative impact on the market for high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on an Underlying Fund’s investments in lower rated securities.

High yield, high risk investments may include the following:

Straight fixed-income debt securities. These include bonds and other debt obligations that bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

Zero-coupon debt securities. These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

Zero-fixed-coupon debt securities. These are zero-coupon debt securities that convert on a specified date to interest-bearing debt securities.

Pay-in-kind bonds. These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Pay-in-kind bonds may be considered riskier than other types of high yield bonds. If an issuer chooses to pay in additional bonds, the Fund would have a greater portion of its net assets invested in the issuer’s debt and the issuer would become more highly leveraged.

These are bonds sold without registration under the Securities Act of 1933, as amended (“1933 Act”), usually to a relatively small number of institutional investors.

Convertible Securities. These are bonds or preferred stock that may be converted to common stock.

16

Preferred Stock. These are stocks that generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation.

Loan Participations and Assignments. These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of less developed countries.

Securities issued in connection with Reorganizations and Corporate Restructurings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities. An Underlying Fund may hold such common stock and other securities even if they do not invest in such securities.

Illiquid and Restricted Securities

The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment as defined by Rule 22e-4 under the 1940 Act is an investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions within 7 calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4, and the Trustees have approved the designation of the Adviser to administer the Fund’s liquidity risk management program and related procedures. Illiquid investments include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the 1933 Act) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid investments may be subject to the potential for delays on resale and uncertainty in valuation. The Fund might be unable to dispose of illiquid investments promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the 1933 Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the 1933 Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the Financial Industry Regulatory Authority.

Under guidelines adopted by the Board, the Adviser may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the 1933 Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Adviser will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two National Statistical Rating Organizations (“NRSROs”) or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser determines that it is of equivalent quality.

17

Rule 144A securities and Section 4(a)(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(a)(2) commercial paper could have the effect of increasing the amount of the Fund’s assets invested in illiquid investments if institutional buyers are unwilling to purchase such securities.

Indexed Securities

The Fund may purchase indexed securities consistent with its investment objectives. Indexed securities are those, the value of which varies positively or negatively in relation to the value of other securities, securities indices or other financial indicators. Indexed securities may be debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Recent issuers of indexed securities have included banks, corporations and certain U.S. government agencies.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad. Indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments. Certain indexed securities that are not traded on an established market may be deemed illiquid.

Insured Bank Obligations

The Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. The Fund may purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

Additionally, U.S. and global markets recently have experienced increased volatility, including the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Fund, the Underlying Funds, and issuers in which they invest. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Fund, the Underlying Funds, and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund, the Underlying Funds, and issuers in which they invest.

Investment Company Securities

The Fund may invest in the securities of other investment companies (open-end, including ETFs, and closed-end) to the extent that such an investment would be consistent with the requirements of the 1940 Act and the Fund’s investment objectives. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations.

18

Under Section 12(d)(1)(A) of the 1940 Act, the Fund may hold securities of an Underlying Fund in amounts which (i) do not exceed 3% of the total outstanding voting stock of the Underlying Fund, (ii) do not exceed 5% of the value of the Fund’s total assets and (iii) when added to all other Underlying Fund securities held by the Fund, do not exceed 10% of the value of the Fund’s total assets. These limits may be exceeded when permitted under Rule 12d1-4. The Fund intends to rely on either Section 12(d)(1)(F) of the 1940 Act, which provides that the provisions of Section 12(d)(1)(A) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such Underlying Fund is owned by the Fund and all affiliated persons of the Fund, and (ii) certain requirements are met with respect to sales charges, or Rule 12d1-4.

The SEC recently adopted revisions to the rules permitting funds to invest in other investment companies to streamline and enhance the regulatory framework applicable to fund of funds arrangements. While new Rule 12d1-4 permits more types of fund of funds arrangements without reliance on an exemptive order or no-action letters, it imposes new conditions, including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures.

Leverage Risk

The Fund may borrow amounts up to one-third of the value of its total assets, but it will not borrow more than 5% of the value of its total assets except to satisfy redemption requests or for other temporary purposes. Borrowing for the purpose of investment is a speculative technique that increases both investment opportunity and the Fund’s ability to achieve greater diversification. However, it also increases investment risk and the possibility of fluctuation in the Fund’s NAV. Because the Fund’s investments will fluctuate in value, whereas the interest obligations on borrowed funds may be fixed, during times of borrowing, the Fund’s NAV may tend to increase more when its investments increase in value, and decrease more when its investments decrease in value, than it would without such leverage. In addition, interest costs on borrowings may fluctuate with changing market interest rates and may partially offset or exceed the return earned on the borrowed funds. Also, during times of borrowing under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the Fund compared with what it would have been without borrowing.

Market Disruption, Geopolitical, Pandemic and Climate Change Risks

Geopolitical and other events (e.g., wars, terrorism, natural disasters, climate change, epidemics or pandemics) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Fund’s investments. Sudden or significant changes in the supply or prices of commodities or other economic inputs may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies, or industries, which could significantly reduce the value of the Fund’s investments. Wars, terrorist attacks, natural disasters, climate change, epidemics or pandemics could result in unplanned or significant securities market closures or declines. Securities markets also may be susceptible to market manipulation or other fraudulent trading practices, which could disrupt the orderly functioning of markets, increase overall market volatility, or reduce the value of investments traded in them, including investments of the Fund.

The COVID-19 pandemic has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. On May 5, 2023, the World Health Organization declared the end of the global emergency status for COVID-19. The United States subsequently ended the federal COVID-19 public health emergency declaration effective May 11, 2023. Although vaccines for COVID-19 are widely available, it is unknown how long certain circumstances related to the pandemic will persist, whether they will reoccur in the future, and what additional implications may follow from the pandemic. The impact of these events and other epidemics or pandemics in the future could adversely affect Fund performance.

19

International war or conflicts (including armed conflict between Russia and Ukraine in Europe and Israel, Hamas and other militant groups in the Middle East) and geopolitical events in foreign countries, along with instability in regions such as Asia, Eastern Europe and the Middle East, possible terrorist attacks in the United States or around the world, and other similar events could adversely affect the U.S. and foreign financial markets. As a result, whether or not the Fund invests in securities located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted.

The impairment or failure of one or more banks with whom the Fund transacts may inhibit the Fund’s ability to access depository accounts. In such cases, the Fund may be forced to delay or forgo investments, resulting in lower Fund performance. In the event of such a failure of a banking institution where the Fund holds depository accounts, access to such accounts could be restricted and FDIC protection may not be available for balances in excess of amounts insured by the FDIC. In such instances, the Fund may not recover such excess, uninsured amounts.

Additionally, climate change poses long-term threats to physical and biological systems. Potential hazards and risks related to climate change include, among other things, wildfires, rising sea levels, more severe coastal flooding and erosion hazards, and more intense storms. Storms in recent years have demonstrated vulnerabilities in infrastructure to extreme weather events. Climate change risks, if they materialize, can adversely impact financial plans in current or future years. In addition, economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. A rise in sea levels, an increase in powerful windstorms and/or a climate-driven increase in sea levels or flooding could cause coastal properties to lose value or become unmarketable altogether. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may not ever recover their value. Large wildfires driven by high winds and prolonged drought may devastate businesses and entire communities and may be very costly to any business found to be responsible for the fire. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change. The Fund cannot predict the effects of or likelihood of such events on the U.S. and world economies or the NAV of the Fund. The issuers of securities, including those held in the Fund’s portfolio, could be materially impacted by such events which may, in turn, negatively affect the value of such securities or the Fund.

Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. As the use of technology grows, liquidity and market movements may be affected. As artificial intelligence is used more widely, the profitability and growth of Fund holdings may be impacted, which could significantly impact the overall performance of the Fund.

Mortgage-Backed Securities

The Fund may invest in mortgage-backed securities. Mortgage-backed securities represent participation interests in pools of one-to-four family residential mortgage loans originated by private mortgage originators. Traditionally, residential mortgage-backed securities have been issued by governmental agencies such as the Federal Housing Administration and the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation (Freddie Mac). Non-governmental entities that have issued or sponsored residential mortgage-backed securities offerings include savings and loan associations, mortgage banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing.

 While residential loans do not typically have prepayment penalties or restrictions, they are often structured so that subordinated classes may be locked out of prepayments for a period of time. However, in a period of extremely rapid prepayments, during which senior classes may be retired faster than expected, the subordinated classes may receive unscheduled payments of principal and would have average lives that, while longer than the average lives of the senior classes, would be shorter than originally expected. The types of residential mortgage-backed securities in which the Fund may invest may include the following:

20

Guaranteed Mortgage Pass-Through Securities. The Fund may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by the U.S. government and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. The guaranteed mortgage pass-through securities in which the Fund will invest are those issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac.

Private Mortgage Pass-Through Securities. Private mortgage pass-through securities (“Private Pass-Throughs”) are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities described above and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Private Pass-Throughs are usually backed by a pool of conventional fixed rate or adjustable rate mortgage loans.

Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae or Freddie Mac, such securities generally are structured with one or more types of credit enhancement.

Collateralized Mortgage Obligations (CMOs). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by whole loans or Private Pass-Throughs (such collateral collectively hereinafter referred to as “Mortgage Assets”).

Multi-class pass-through securities are equity interests in a pool of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multi-class pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the Fund to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. CMOs may be sponsored by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Under current law, a newly created CMO issuer seeking to be treated for federal income tax purposes as a Real Estate Mortgage Investment Conduit (a “REMIC”) must elect to be so treated for its first taxable year.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

The Fund may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs (PAC Bonds). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its payments of a specified amount of principal on each payment date.

21

Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the U.S. government within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the “Housing Act”), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 (“FHA Loans”), or guaranteed by the Veterans’ Administration under the Servicemen’s Readjustment Act of 1944, as amended (“VA Loans”), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. government is pledged to the payment of all amounts that may be required to be paid under any guarantee.

The Ginnie Mae Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one-to-four family housing units.

Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. Fannie Mae was originally established in 1938 as a U.S. government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder owned and privately managed corporation by legislation enacted in 1968. Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. Fannie Mae acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each Fannie Mae Certificate entitles the registered holder thereof to receive amounts representing such holder’s pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate’s pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder’s proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the U.S. government. In order to meet its obligations under such guarantee, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the U.S. government created pursuant to the Emergency Home Finance Act of 1970, as amended (the “FHLMC Act”). Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing. The principal activity of Freddie Mac currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily Freddie Mac Certificates.

Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate, whether or not received. Freddie Mac also guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not generally guarantee the timely payment of scheduled principal. Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of a claim by any mortgage insurer, or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for acceleration of payment of principal. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

22

Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one-to-four family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

On September 7, 2008, Freddie Mac and Fannie Mae were placed into conservatorship by their new regulator, the Federal Housing Finance Agency (“FHFA”). Under the plan of conservatorship, the FHFA has assumed control of, and generally has the power to direct, the operations of Freddie Mac and Fannie Mae, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers, including the power to: (1) take over the assets of and operate Freddie Mac and Fannie Mae with all the powers of the shareholders, the directors, and the officers of Freddie Mac and Fannie Mae and conduct all business of Freddie Mac and Fannie Mae; (2) collect all obligations and money due to Freddie Mac and Fannie Mae; (3) perform all functions of Freddie Mac and Fannie Mae that are consistent with the conservator’s appointment; (4) preserve and conserve the assets and property of Freddie Mac and Fannie Mae; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator. In addition, in connection with the actions taken by the FHFA, the U.S. Treasury Department (the “Treasury”) entered into certain preferred stock purchase agreements with each of Freddie Mac and Fannie Mae, which established the Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae, which stock was issued in connection with financial contributions from the Treasury to Freddie Mac and Fannie Mae.

The conditions attached to the financial contribution made by the U.S. Treasury to Freddie Mac and Fannie Mae and the issuance of this senior preferred stock placed significant restrictions on the activities of Freddie Mac and Fannie Mae. Freddie Mac and Fannie Mae must obtain the consent of the U.S. Treasury to, among other things: (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock issued to the U.S. Treasury, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. In addition, significant restrictions were placed on the maximum size of each of Freddie Mac’s and Fannie Mae’s respective portfolios of mortgages and Mortgage-Backed Securities portfolios, and the purchase agreements entered into by Freddie Mac and Fannie Mae provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year.

The future status and role of Fannie Mae and Freddie Mac could be impacted by (among other things) the actions taken and restrictions placed on Fannie Mae and Freddie Mac by the FHFA in its role as conservator, the restrictions placed on Fannie Mae’s and Freddie Mac’s operations and activities as a result of the senior preferred stock investment made by the U.S. Treasury, market responses to developments at Fannie Mae and Freddie Mac, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by Fannie Mae and Freddie Mac, including any such mortgage-backed securities held by the Fund.

Under the FHFA’s “Single Security Initiative,” Fannie Mae and Freddie Mac have entered into a joint initiative to develop a common securitization platform for the issuance of Uniform Mortgage-Backed Securities (“UMBS”), which would generally align the characteristics of Fannie Mae and Freddie Mac participation certificates. In June 2019 Fannie Mae and Freddie Mac began issuing UMBS in place of their current offerings of “to be announced”-eligible mortgage-backed securities. While the initial effects of the issuances of UMBS on the market for mortgage-related securities have been relatively minimal, the long-term effects are still uncertain.

23

Mortgage-backed securities are subject to the risk of default on the underlying mortgage, particularly during periods of economic downturn. Any economic downturn could increase the risk that such assets underlying mortgage-backed securities purchased by the Fund will also suffer greater levels of default than were historically experienced.

Federal Home Loan Bank Securities. The Federal Home Loan Bank system (“FHLB”) was created in 1932 pursuant to the Federal Home Loan Bank Act. The FHLB was created to support residential mortgage lending and community investment. The FHLB consists of 12 member banks which are owned by over 8,000 member community financial institutions. The FHLB provides liquidity for housing finance and community development by making direct loans to these community financial institutions, and through two FHLB mortgage programs, which help expand home ownership by giving lenders an alternative option for mortgage funding. Each member financial institution (typically a bank or savings and loan) is a shareholder in one or more of 12 regional FHLB banks, which are privately capitalized, separate corporate entities. Federal oversight, in conjunction with normal bank regulation and shareholder vigilance, assures that the 12 regional Banks will remain conservatively managed and well capitalized. The FHLB banks are among the largest providers of mortgage credit in the U.S.

The FHLB is also one of the world’s largest private issuers of fixed-income debt securities, and the Office of Finance serves as the FHLB’s central debt issuance facility. Debt is issued in the global capital markets and the Fund is channeled to member financial institutions to fund mortgages, community development, and affordable housing.

Securities issued by the FHLB are not obligations of the U.S. government and are not guaranteed by the U.S. government. The FHLB may issue either bonds or discount notes. The securities, issued pursuant to the Act, are joint and several unsecured general obligations of the FHLB banks. The bonds or discount notes will not limit other indebtedness that the FHLB banks may incur and they will not contain any financial or similar restrictions on the FHLB banks or any restrictions on their ability to secure other indebtedness. Under the Federal Home Loan Bank Act, the FHLB banks may incur other indebtedness such as secured joint and several obligations of the FHLB banks and unsecured joint and several obligations of the FHLB banks, as well as obligations of individual FHLB banks (although current Federal Housing Finance Board rules prohibit their issuance).

Municipal Securities

The Fund may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Although the interest earned on many municipal securities is exempt from federal income tax, the Fund may invest in taxable municipal securities. The tax-exempt nature of the interest on a municipal obligation is generally the subject of a bond counsel opinion delivered in connection with the issuance of the instrument. Tax opinions are generally provided at the time the municipal security is initially issued and neither the Fund nor its portfolio managers will independently review the bases for those tax opinions or guarantee that the tax opinions are correct.

Municipal securities share the attributes of debt/fixed-income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities which the Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

24

Under the Code, certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.

Many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. The taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors, including the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, holders of municipal securities could experience delays in collecting principal and interest and such holders may not, in all circumstances, be able to collect all principal and interest to which they are entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses.

Obligations of Supranational Entities (Underlying Funds Only)

The Fund may invest in an Underlying Fund that invests in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the “World Bank”), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity’s lending activities are limited to a percentage of its total capital (including “callable capital” contributed by its governmental members at the entity’s call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

Options

The Fund may utilize call and put options to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund’s portfolio and to generate income or gain for the Fund. The ability of the Fund to successfully utilize options will depend on the Adviser’s ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these techniques and instruments. Please see “Restrictions on the Use of Derivatives and Other Transactions” below for additional information.

The Fund may write (sell) covered call options and covered put options and purchase call and put options. The purpose of engaging in options transactions is to reduce the effect of price fluctuations of the securities owned by the Fund (and involved in the options) on the Fund’s NAV per share and to generate additional revenues.

A covered call option is an option sold on a security owned by the seller of the option in exchange for a premium. A call option gives the purchaser of the option the right to buy the underlying securities at the exercise price during the option period. If the option is exercised by the purchaser during the option period, the seller is required to deliver the underlying security against payment of the exercise price. The seller’s obligation terminates upon expiration of the option period or when the seller executes a closing purchase transaction with respect to such option. Call options on securities which the Fund sells (writes) will be covered or secured, which means that the Fund will own the underlying security or, to the extent it does not hold such a security, will maintain a segregated account with the Fund’s custodian consisting of liquid debt obligations equal to the market value of the option, marked-to-market daily. When the Fund writes a covered call option, it profits from the premium paid by the buyer but gives up the opportunity to profit from an increase in the value of the underlying security above the exercise price. At the same time, the seller retains the risk of loss from a decline in the value of the underlying security during the option period. Although the seller may terminate its obligation by executing a closing purchase transaction, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the seller. If such an option expires unexercised, the seller realizes a gain equal to the premium received. Such a gain may be offset or exceeded by a decline in the market value of the underlying security during the option period. If an option is exercised, the exercise price, the premium received and the market value of the underlying security determine the gain or loss realized by the seller.

25

When the Fund sells a covered put option, it has the obligation to buy, and the purchaser of the put the right to sell, the underlying security at the exercise price during the option period. To cover a put option, the Fund deposits U.S. government securities (or other high-grade debt obligations) in a segregated account at its custodian. The value of the deposited securities is equal to or greater than the exercise price of the underlying security. The value of the deposited securities is marked-to-market daily and, if necessary, additional assets are placed in the segregated account to maintain a value equal to or greater than the exercise price. The Fund maintains the segregated account so long as it is obligated as the seller. The obligation of the Fund is terminated when the purchaser exercises the put option, when the option expires or when a closing purchase transaction is effected by the Fund. The Fund’s gain on the sale of a put option is limited to the premium received plus interest earned on its segregated account. The Fund’s potential loss on a put option is determined by taking into consideration the exercise price of the option, the market price of the underlying security when the put is exercised, the premium received and the interest earned on its segregated account. Although the Fund risks a substantial loss if the price of the security on which it has sold a put option drops suddenly, it can protect itself against serious loss by entering into a closing purchase transaction. The degree of loss will depend upon the Fund’s ability to detect the movement in the security’s price and to execute a closing transaction at the appropriate time.

The Fund will write options on such portion of its portfolio as management determines is appropriate in seeking to attain the Fund’s objective. The Fund will write options when management believes that a liquid secondary market will exist on a national securities exchange for options of the same series so that the Fund can effect a closing purchase transaction if it desires to close out its position. Consistent with the investment policies of the Fund, a closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called or to permit the sale of the underlying security. Effecting a closing purchase transaction will permit the Fund to write another option on the underlying security with either a different exercise price or expiration date or both.

The Fund may purchase put options to protect against declines in the market value of portfolio securities or to attempt to retain unrealized gains in the value of portfolio securities. Put options might also be purchased to facilitate the sale of portfolio securities. The Fund may purchase call options as a temporary substitute for the purchase of individual securities, which then could be purchased in orderly fashion. Upon the purchase of the securities, the Fund would normally terminate the call position. The purchase of both put and call options involves the risk of loss of all or part of the premium paid. If the price of the underlying security does not rise (in the case of a call) or drop (in the case of a put) by an amount at least equal to the premium paid for the option contract, the Fund will experience a loss on the option contract equal to the deficiency.

Preferred Stock

Preferred stocks are securities that have characteristics of both common stocks and corporate bonds. Preferred stocks may receive dividends but payment is not guaranteed as with a bond. These securities may be undervalued because of a lack of analyst coverage resulting in a high dividend yield or yield to maturity. The risks of preferred stocks are a lack of voting rights and the Adviser may incorrectly analyze the security, resulting in a loss to the Fund. Furthermore, preferred stock dividends are not guaranteed and management can elect to forego the preferred dividend, resulting in a loss to the Fund.

26

Qualified Financial Contracts

Regulations adopted by federal banking regulators under the Dodd-Frank Wall Street Reform and Consumer Protection Act, which took effect in 2019, require that certain qualified financial contracts (“QFCs”) with counterparties that are part of U.S. or foreign global systemically important banking organizations be amended to include contractual restrictions on close-out and cross-default rights. QFCs include, but are not limited to, securities contracts, commodities contracts, forward contracts, repurchase agreements, securities lending agreements and swaps agreements, as well as related master agreements, security agreements, credit enhancements, and reimbursement obligations. If a covered counterparty of the Fund or certain of the covered counterparty’s affiliates were to become subject to certain insolvency proceedings, the Fund may be temporarily unable to exercise certain default rights, and the QFC may be transferred to another entity. These requirements may impact the Fund’s credit and counterparty risks.

Real Estate Investment Trusts (“REITs”)

The Fund may invest in equity interests or debt obligations issued by REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. These risks include:

●	limited financial resources;

●	infrequent or limited trading; and

●	more abrupt or erratic price movements than larger company securities.

●	In addition, small capitalization stocks, such as REITs, historically have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.

27

Repurchase Agreements

The Fund may invest up to 25% of the Fund’s net assets in fully collateralized repurchase agreements. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser’s holding period (usually not more than 7 days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with its custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser to be creditworthy. The Adviser monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions. The Fund may not enter into a repurchase agreement with a term of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments.

Restrictions on the Use of Derivatives and Other Transactions

Rule 18f-4 under the 1940 Act provides for the regulation of a registered investment company’s use of derivatives and certain related investments.

Subject to certain conditions, “limited derivatives users” (as defined in Rule 18f-4), are not subject to the full requirements of Rule 18f-4. The Fund currently operates as a limited derivatives user under Rule 18f-4 of the 1940 Act. As a limited derivatives user, the Fund has adopted written policies and procedures designed to manage its derivatives risks, and the Fund’s derivatives exposure, excluding certain currency and interest rate hedging transactions, may not exceed 10% of its net assets. This restriction is not fundamental and may be changed by the Fund without a shareholder vote. Should the Fund no longer intend to qualify as a limited derivatives user in the future, it would be required to establish and maintain a comprehensive derivative risk management program and appoint a derivative risk manager, as required by Rule 18f-4.

Rule 18f-4 could restrict the Fund’s ability to engage in certain derivatives transactions and/or increase the costs of derivatives transactions, which could adversely affect the value or performance of the Fund.

In general, the “derivatives transactions” covered by Rule 18f-4 include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions, if the Fund elects to treat these transactions as “derivatives transactions” under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, unless such transactions meet the delayed-settlement provision of the rule.

The use of derivatives is also subject to operational and legal risks. Operational risks generally refer to risks related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error. Legal risks generally refer to risks of loss resulting from insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

Reverse Repurchase Transactions

The Fund may enter into reverse repurchase transactions. In a reverse repurchase transaction, the Fund concurrently agrees to sell portfolio securities to financial institutions such as banks and broker-dealers, and to repurchase the same securities at a later date at a mutually agreed upon price. The repurchase price generally is equal to the original sales price plus interest. The Fund retains record ownership of the securities and the right to receive interest and principal payments. The Fund will enter into a reverse repurchase transaction in order to obtain funds to pursue additional investment opportunities with an expected return in excess of the cost of the reverse repurchase transaction. Such transactions may increase fluctuations in the market value of Fund assets and may be viewed as a form of leverage. Reverse repurchase transactions also involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. In the event of bankruptcy or other default by the purchaser, the Fund could experience both delays in repurchasing the portfolio securities and losses. The Fund will enter into reverse repurchase transactions only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

28

In accordance with Rule 18f-4 under the 1940 Act, when the Fund engages in reverse repurchase agreements and similar financing transactions, the Fund may either (i) comply with the asset segregation requirements of Section 18 under the 1940 Act, or (ii) treat such transactions as “derivatives transactions” and comply with Rule 18f-4 with respect to such transactions. See “Restrictions on the Use of Derivative and Other Transactions” above for additional information.

Rights

Rights are usually granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued to the public. The right entitles its holder to buy common stock at a specified price. Rights have similar features to warrants, except that the life of a right is typically much shorter, usually a few weeks. The Adviser believes rights may become underpriced if they are sold without regard to value and if analysts do not include them in their research. The risk in investing in rights is that the Adviser might miscalculate their value resulting in a loss to the Fund. Another risk is the underlying common stock may not reach the Adviser’s anticipated price within the life of the right.

Short Sales

The Fund may seek to realize additional gains or hedge investments by selling a security short. A short sale is a transaction in which the Fund sells a security that it does not own in anticipation of a decline in the market price of the security. To complete the short sale, the Fund must arrange through a broker to borrow the security in order to deliver it to the buyer. The Fund is obligated to replace the borrowed security by purchasing it at a market price at or prior to the time it must be returned to the lender. The price at which the Fund is required to replace the borrowed security may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest attributable to the borrowed security that may accrue during the period of the loan. To borrow the security, the Fund may be required to pay a premium, which would increase the cost of the security sold. Until the short position is closed out, the Fund also will incur transaction costs.

The net proceeds of the short sale plus any additional cash collateral will be retained by the broker to the extent necessary to meet margin requirements and provide a collateral cushion in the event that the value of the security sold short increases. The Fund will receive the net proceeds after it closes out the short position by replacing the borrowed security. Until the Fund closes the short position, the Fund also must maintain a segregated account with its custodian consisting of cash or other liquid securities in an amount at least equal to (i) the current market value of the security sold short, (ii) less any collateral deposited with the broker (not including the proceeds of the short sale). The assets in the segregated account are marked-to-market daily. The collateral held by the broker and the segregated account with the custodian will not necessarily limit the Fund’s potential loss on a short sale, which is unlimited.

The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividend, interest or expenses the Fund may be required to pay in connection with the short sale. There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price.

Please see “Restrictions on the Use of Derivatives and Other Transactions” above for additional information regarding the Fund’s use of derivatives, including short sales.

29

SOFR Risk

SOFR is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data. SOFR is calculated and published by the Federal Reserve Bank of New York (“FRBNY”). If data from a given source required by the FRBNY to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point.

Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from LIBOR. LIBOR was intended to be an unsecured rate that represents interbank funding costs for different short-term maturities or tenors. It was a forward-looking rate reflecting expectations regarding interest rates for the applicable tenor. Thus, LIBOR was intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates, such as three-month LIBOR, during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, and SOFR-based reference rates, cannot be predicted based on SOFR’s history or otherwise. Levels of SOFR in the future, including following the discontinuation of LIBOR, may bear little or no relation to historical levels of SOFR, LIBOR or other rates.

Sovereign Obligations (Underlying Funds Only)

The Fund may invest in an Underlying Fund that invests in sovereign debt obligations. Investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Underlying Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund’s NAV, may be more volatile than prices of U.S. debt obligations. In the past, certain sovereign emerging market debtors have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts. Sovereign debt obligations are also subject to political risks (e.g., government instability, poor socioeconomic conditions, corruption, lack of democratic accountability, internal and external conflict, poor quality of bureaucracy, and religious and ethnic tensions) and economic risks (e.g., the relative size of the governmental entity’s debt position in relation to the economy, high foreign debt as a percentage of gross domestic product or exports, high inflation or deflation, or an overvalued exchange rate) or a combination of these risks, such as the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

30

STRIPS

The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. To the extent the Fund purchases the principal portion of the STRIP, the Fund will not receive regular interest payments. Instead, they are sold at a deep discount from their face value. The Fund will accrue income on such STRIPS for tax and accounting purposes, in accordance with applicable law, which income is distributable to shareholders. Because no cash is received at the time such income is accrued, the Fund may be required to liquidate other Fund securities to satisfy its distribution obligations. Because the principal portion of the STRIP does not pay current income, its price can be very volatile when interest rates change. In calculating its dividend, the Fund takes into account as income a portion of the difference between the principal portion of the STRIP’s purchase price and its face value.

Structured Notes

Structured notes are debt securities which contain an embedded derivative component that may be linked to a particular equity security, a basket of equity securities, or an index. Structured notes generally entitle their holders to receive some portion of the principal or interest payments that would be due on traditional debt obligations. Rather than paying a straight fixed or floating coupon, the interest payments fluctuate based on the value of the linked item, as well as the underlying debt obligation.

Structured notes are subject to a number of fixed-income risks including income risk, credit risk, and market risk. In addition, as a result of the imbedded derivative feature, structured notes generally are subject to more risk than investing in a simple note or bond issued by the same issuer. It is impossible to predict whether the referenced factor (such as an index) or prices of the underlying securities will rise or fall. The Fund’s right to receive principal or interest payments on a structured product may vary in timing or amount, depending on changes in the reference factor and, at times, the price fluctuations may be very significant. In addition, changes in the reference instrument or the underlying security may cause the interest rate on a structured note to be reduced to zero, at which point further adverse changes may lead to a reduction in the principal amount payable on maturity. Even with respect to structured notes that purport to provide a “buffer”, the principal typically is protected only to the extent that the value of the reference factor does not fall below a set limit. Structured notes may also be less liquid than other types of securities, and may be more volatile than the reference factor or security underlying the note. Please see “Restrictions on the Use of Derivatives and Other Transactions” above for additional information regarding the Fund’s use of derivatives.

Swaps

The Fund may invest without limitation in interest rate, index, total return, currency and credit default swap agreements. A swap is an agreement between two parties (known as counterparties) where one stream of payments is exchanged for another based on a specified principal amount. Swaps are typically used to limit or manage exposure to fluctuations in interest rates, currency exchange rates or potential defaults by credit issuers. The Fund may attempt to enhance the return on the cash portion of its portfolio by investing in a total return swap agreement. A total return swap agreement provides the Fund with a return based on the performance of an underlying asset, in exchange for fee payments to a counterparty based on a specific rate. The difference in the value of these income streams is recorded daily by the Fund, and is settled in cash at the end of each month or sooner if one party owes the other a certain amount. If the underlying asset declines in value over the term of the swap, the Fund would be required to pay the dollar value of that decline to the counterparty. The Fund may use its own NAV as the underlying asset in a total return swap. The Adviser may utilize a total return swap using the Fund’s return as the underlying asset in order for the Fund’s cash positions allocated to the swap to share in similar investment returns as the Fund itself while maintaining a sufficient cash position to meet liquidity needs in the Fund, including liquidity to invest in new investment opportunities.

31

The CFTC has adopted rules that apply to CFTC-registered swap dealers that are not banks. Such rules generally require a Fund to provide variation margin and (in some cases) initial margin when it enters into uncleared swap agreements. Additionally, since January 1, 2023, federal position limits apply to swaps that are economically equivalent to futures contracts that are subject to CFTC set speculative position limits. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of determining whether the applicable position limits have been exceeded, unless an exemption applies.

 Please see “Restrictions on the Use of Derivatives and Other Transactions” above for additional information.

Time Deposits and Variable Rate Notes

The Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties.

The commercial paper obligations which the Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Fund’s investment restriction on illiquid investments unless such notes can be put back to the issuer on demand within seven days.

U.S. Government Securities

The Fund may invest in U.S. government securities. These securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by Ginnie Mae, are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by Freddie Mac, are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and Fannie Mae are supported by the agency’s right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited. In the absence of a suitable secondary market, such participations are generally considered illiquid.

The Fund’s investments in U.S. government securities may include agency step-up obligations. These obligations are structured with a coupon rate that “steps-up” periodically over the life of the obligation. Step-up obligations typically contain a call option, permitting the issuer to buy back the obligation upon exercise of the option. Step-up obligations are designed for investors who are unwilling to invest in a long-term security in a low interest rate environment. Step-up obligations are used in an attempt to reduce the risk of a price decline should interest rates rise significantly at any time during the life of the obligation. However, step-up obligations also carry the risk that market interest rates may be significantly below the new, stepped-up coupon rate. If this occurs, the issuer of the obligation likely will exercise the call option, leaving investors with cash to reinvest. As a result, these obligations may expose the Fund to the risk that proceeds from a called security may be reinvested in another security paying a lower rate of interest.

32

U.S. government debt securities generally do not involve the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. government debt securities are generally lower than the yields available from other securities. Additionally, from time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could impact the creditworthiness of the United States and could impact the liquidity of the U.S. government securities markets and ultimately the Fund.

Warrants

Warrants are securities that are usually issued with a bond or preferred stock but may trade separately in the market. A warrant allows its holder to purchase a specified amount of common stock at a specified price for a specified time. The risk in investing in warrants is the Adviser might miscalculate their value, resulting in a loss to the Fund. Another risk is the warrants will not realize their value because the underlying common stock does not reach the Adviser’s anticipated price within the life of the warrant.

When-Issued, Forward Commitments and Delayed Settlements

The Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis.

The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives.

The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

The obligation to purchase securities on a specified future date involves the risk that the market value of the securities that the Fund is obligated to purchase may decline below the purchase price. In addition, in the event the other party to the transaction files for bankruptcy becomes insolvent or defaults on its obligation, the Fund may be adversely affected.

Rule 18f-4 under 1940 Act permits the Fund to enter into when-issued or forward-settling securities and non-standard settlement cycle securities notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). If a when-issued, forward-settling or non-standard settlement cycle security does not satisfy the Delayed-Settlement Securities Provision, then it is treated as a derivatives transaction under Rule 18f-4. See “Restrictions on the Use of Derivative and Other Transactions” above for additional information.

Future Developments. The Board may, in the future, authorize the Fund to invest in securities contracts and investments other than those listed in this SAI and in the Fund’s Prospectus, provided they are consistent with the Fund’s investment objective and do not violate any investment restrictions or policies.

33

INVESTMENT RESTRICTIONS

Fundamental Investment Limitations. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and the SAI, the term “majority” of the outstanding shares of the Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund is present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices, which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy, are considered non-fundamental (“Non-Fundamental”).

1. Borrowing Money. The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including REITs).

5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies, which are engaged in a commodities business or have a significant portion of their assets in commodities.

6. Loans. The Fund will not make loans to other persons, except: (a) by loaning portfolio securities (limited at any given time to no more than one-third of the Fund’s total assets); (b) by engaging in repurchase agreements; or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7. Concentration. The Fund will not invest 25% or more of its total assets in a particular industry or group of industries. The Fund will not invest 25% or more of its total assets in any investment company that so concentrates. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

8. Diversification. The Fund will invest in the securities of any issuer only if, immediately after such investment, at least 75% of the value of the total assets of the Fund will be invested in cash and cash items (including receivables), government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount (determined immediately after the latest acquisition of securities of the issuer) not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. In other words, if the limitation is exceeded as a result of market fluctuations, fund redemptions or other non-investment related activity, the percentage limitation policy will not have been violated. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above and the illiquid investments policy set forth in paragraph 4 below.

34

Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see “Investment Limitations - Fundamental” above).

1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above, and then not to exceed 33⅓% of the Fund’s assets. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2. Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than one-third of its total assets are outstanding.

3. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, or futures contracts.

4. Illiquid Investments. The Fund will not invest 15% or more of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

EXCHANGE LISTING AND TRADING

Shares are listed for trading and trade throughout the day on the Exchange.

There can be no assurance that the Fund will continue to meet the requirements of the Exchange necessary to maintain the listing of Shares. The Exchange will consider the suspension of trading in, and will initiate delisting proceedings of, the Shares if any of the requirements set forth in the Exchange rules, including compliance with Rule 6c-11(c) under the 1940 Act, are not continuously maintained or such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of the Fund from listing and trading upon termination of the Fund.

The Trust reserves the right to adjust the price levels of Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

MANAGEMENT OF THE TRUST

Board Responsibilities. The management and affairs of the Trust and its series are overseen by the Board, which elects the officers of the Trust who are responsible for administering the day-to-day operations of the Trust and the Fund. The Board has approved contracts, as described below, under which certain companies provide essential services to the Trust.

The day-to-day business of the Trust, including the management of risk, is performed by third-party service providers, such as the Adviser, the Sub-Adviser, the Distributor, and the Administrator. The Board is responsible for overseeing the Trust’s service providers and, thus, has oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. The Fund and its service providers employ a variety of processes, procedures and controls to identify such events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Sub-Adviser is responsible for trading the Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Fund’s service providers the importance of maintaining vigorous risk management.

35

The Board’s role in risk oversight begins before the inception of the Fund, at which time certain of the Fund’s service providers present the Board with information concerning the investment objective, strategies, and risks of the Fund as well as proposed investment limitations for the Fund. Additionally, the Adviser and Sub-Adviser will provide the Board with an overview of, among other things, its investment philosophy, brokerage practices, and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of the Sub-Adviser, and other service providers such as the Fund’s independent registered public accounting firm, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which each Fund may be exposed.

The Board is responsible for overseeing the nature, extent, and quality of the services provided to the Fund by the Adviser and the Sub-Adviser and receives information about those services at its regular meetings. In addition, on an annual basis (following the initial two-year period), in connection with its consideration of whether to renew the Investment Advisory Agreement with the Adviser (as defined below), and Sub-Advisory Agreement with the Sub-Adviser (as defined below), the Board or its designee may meet with the Adviser and/or Sub-Adviser to review such services. Among other things, the Board regularly considers the Adviser’s and Sub-Adviser’s adherence to each Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about each Fund’s performance and each Fund’s investments, including, for example, portfolio holdings schedules.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund and Adviser or Sub-Adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser and the Sub-Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from each Fund’s service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. Annually, each Fund’s independent registered public accounting firm reviews with the Audit Committee its audit of each Fund’s financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in each Fund’s internal controls. Additionally, in connection with its oversight function, the Board oversees each Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with the Adviser and Sub-Adviser, the Chief Compliance Officer, independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Fund can be identified and/or quantified, that it may not be practical or cost- effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve each Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board as to risk management matters are typically summaries of the relevant information. Most of each Fund’s investment management and business affairs are carried out by or through the Adviser, Sub-Adviser, and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are three members of the Board, two of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”). Mr. Bradley Swenson serves as Chairman of the Board and is an interested person of the Trust and Mr. Steven Norgaard serves as the Trust’s Lead Independent Trustee. As Lead Independent Trustee, Mr. Norgaard acts as a spokesperson for the Independent Trustees in between meetings of the Board, serves as a liaison for the Independent Trustees with the Trust’s service providers, officers, and legal counsel to discuss ideas informally, and participates in setting the agenda for meetings of the Board and separate meetings or executive sessions of the Independent Trustees.

36

The Board is comprised of a super-majority (66.6 percent) of Independent Trustees. There is an Audit Committee of the Board that is chaired by an Independent Trustee and comprised solely of Independent Trustees. The Audit Committee chair presides at the Audit Committee meetings, participates in formulating agendas for Audit Committee meetings, and coordinates with management to serve as a liaison between the Independent Trustees and management on matters within the scope of responsibilities of the Audit Committee as set forth in its Board-approved charter. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the Independent Trustees of the Trust constitute a super-majority of the Board, the number of Independent Trustees that constitute the Board, the amount of assets under management in the Trust, and the number of funds overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management.

Additional information about each Trustee of the Trust is set forth below. The address of each Trustee of the Trust is c/o Paralel Technologies LLC, 1700 Broadway, Suite 1850, Denver, Colorado 80290.

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Kimberly Storms Birth Year: 1972	Trustee	Since 2022	Ms. Storms served at various roles at ALPS Fund Services, Inc. from 1998 through 2020, including as Senior Vice President - Director of Fund Administration (2004-2020) and Senior Vice President - Director of Fund Management (2020). During her tenure, Ms. Storms served as an officer to certain ETF, closed-end and open-end investment companies (1998-2020) and, within the past 5 years, Principal Financial Officer of ALPS Series Trust (2012-2020), Financial Investors Trust (2013-2020), Liberty All-Star Funds
(2013-2020), and Cambria ETF
			Trust (2020).	[9]	Sterling Capital Funds (Since October 2022)
Steven Norgaard Birth Year: 1964	Trustee	Since 2022	Mr. Norgaard has been an attorney with Steven K. Norgaard, P.C. since 1994.	[10](2)	Frontier Funds (6 Funds) (since 2013); SRH Total Return Fund, Inc. (Since 2011)
Interested Trustees and Officers
Bradley J. Swenson Birth Year: 1972	Trustee, President	Since 2022	Mr. Swenson is President of Paralel Distributors LLC (May 2022 to present) and Chief Compliance Officer of Paralel Technologies LLC (January 2023 to present). He previously served as President of TruePeak Consulting, LLC (August 2021 to December 2023). Mr. Swenson joined ALPS Fund Services, Inc. (“ALPS”) in 2004 and served as its President from June 2019 until June 2021. In this role, he served as an officer to certain other closed-end and open-end investment companies. He previously served as the Chief Operating Officer of ALPS (2015-2019). Mr. Swenson also previously served as Chief Compliance Officer to ALPS, its affiliated entities, and to certain ETF, closed-end and open-end investment companies (2004-2015).	[9]	ALPS Series Trust (March 2021 to March 2022)

(1)	The term “Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services; or have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. For the purposes of this table, all series of the Trust (9 funds, including the Funds) are included in the Fund Complex.

(2)	Mr. Norgaard also serves as a Director of the SRH Total Return Fund, Inc. whose investment adviser is the same as the investment adviser of SRH U.S. Quality ETF and SRH REIT Covered Call ETF, two series of the Trust.

37

Individual Trustee Qualifications. The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Fund provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise their business judgment in a manner that serves the best interests of the Fund’s shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on his or her own experience, qualifications, attributes and skills as described below.

Bradley Swenson. Mr. Swenson has more than 25 years experienced focused on compliance and distribution in the mutual fund industry. Prior to joining Paralel, he spent seventeen years at ALPS in various capacities including, but not limited to, Chief Compliance Officer, Chief Operating Officer and President of ALPS Fund Services and ALPS Distributors. In addition to those roles Mr. Swenson built and led the Fund CCO services division and served as Fund CCO and President to various closed-end, ETF and mutual fund trusts. Mr. Swenson also held various roles at Janus Capital Group and Oppenheimer Funds including Senior Audit Manager and Compliance Manager. Mr. Swenson graduated from the University of Minnesota-Duluth with a B.S. in Accounting. Mr. Swenson holds FINRA Series 3, 6, 7, 24, 26, and 27 licenses.

Steven K. Norgaard. Mr. Norgaard is lead independent trustee of the Trust and is an attorney and certified public accountant. Since 1994, he has been an attorney with the law firm Steven K. Norgaard, P.C. Prior to starting his own law firm, he was an attorney at McDermott, Will & Emery. In addition, he serves as an independent director on the Board of Directors of the SRH Total Return Fund, Inc. and currently serves as audit committee chair. He has also served on the Board of Directors of ATG Trust Company from 2007-2021; and on the Fronter Funds Board of Directors. Mr. Norgaard served on the Board of Directors of Attorneys’ Title Guaranty Fund, Inc. from 2012 to 2022. Prior to March 2015, Mr. Norgaard served as an independent director of the Boulder Total Return Fund, Inc., the Denali Fund, Inc., and the First Opportunity Fund, Inc., each a closed-end fund, until those funds completed a merger into the Fund currently known as SRH Total Return Fund, Inc. Mr. Norgaard brings significant financial, accounting, legal, regulatory and investment experience to the Board, as well as other directorship experience.

38

Kimberly Storms. Ms. Storms is the chair of the Audit Committee of the Board of Trustees and is the Trust’s Audit Committee Financial Expert. Ms. Storms has more than 25 years of experience concentrated on mutual fund back office and accounting operations. Ms. Storms served in various roles at ALPS Fund Services from 1998 through 2020, including as Senior Vice President - Director of Fund Administration. She graduated with a B.S. in Finance from the University of Louisiana. Ms. Storms brings significant experience from her prior time serving as an executive officer of several large fund complexes, as well as her knowledge in the accounting, investment and regulatory fields.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds.

Board Committees. The Board has established the following standing committees of the Board:

Audit Committee. The Board has a standing Audit Committee that is composed of each of the Independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Fund’s independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; pre-approving audit and non-audit services provided by the Fund’s independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust’s Administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; reviewing the Fund’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, if any, the independent registered public accounting firms’ report on the adequacy of the Trust’s internal financial controls; reviewing, in consultation with the Fund’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Fund’s financial statements; and other audit related matters.

The Audit Committee also serves as the Qualified Legal Compliance Committee (“QLCC”) for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer (the “issuer attorneys”). An issuer attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, director, employee, or agent of the Trust, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially “up the ladder” to other entities).

Nominating Committee. The Board has a standing Nominating Committee that is composed of each of the Independent Trustees of the Trust. The Nominating Committee operates under a written charter approved by the Board. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust’s Board, if any. The Nominating Committee generally will not consider nominees recommended by shareholders. The Nominating Committee meets periodically, as necessary.

39

Principal Officers of the Trust

The officers of the Trust conduct and supervise its daily business. The address of each officer of the Trust is c/o Paralel Technologies LLC, 1700 Broadway, Suite 1850, Denver, Colorado 80290. Additional information about the Trust’s officers is as follows:

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Brenna Fudjack, 1986	Chief Compliance Officer	Indefinite term; since 2023	Ms. Fudjack joined Paralel Technologies LLC as Deputy Chief Compliance officer in 2023. Prior to her current role, Ms. Fudjack served as Manager, Risk & Financial Advisory for Deloitte & Touche LLP from 2022-2023; Director of Compliance for Perella Weinberg Partners Capital Management LP / Agility from 2018-2022; Compliance Officer for Shelton Capital Management from 2017-2018; and Compliance Manager among other compliance roles for ALPS Fund Services, Inc. from 2010-2017.
Nicholas Austin, 1981	Treasurer	Indefinite term; since 2023	Mr. Austin joined Paralel Technologies, LLC as Senior Controller in 2022. Prior to his current role, Mr. Austin served as Vice President/Fund Controller for SS&C ALPS from 2018 until 2022, and as Chief Financial Officer of Champion Medical Center from 2016 until 2018.
Christopher Moore, 1984	Secretary	Indefinite term; since 2022	Mr. Moore is General Counsel of Paralel Technologies LLC and each of its subsidiaries (since 2021). He is also Chief Compliance Officer of Paralel Advisors LLC since 2021. Mr. Moore served as Deputy General Counsel and Legal Operations Manager of RiverNorth from 2020-2021; VP and Senior Counsel of ALPS Fund Services, Inc. from 2016-2020; and associate at Thompson Hine LLP (2013-2016). Mr. Moore served as a CPA for Ernst & Young (2007-2009).

Trustee Ownership of Shares. The Fund is required to show the dollar amount ranges of each Trustee’s “beneficial ownership” of Shares and each other series of the Trust as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities and Exchange Act of 1934 (the “Exchange Act”).

As of May 7, 2025, no Trustees owned Shares of the Fund.

Board Compensation. The Independent Trustees each receive a fee of $2,500 per quarter and a quarterly meeting fee of $1,000, a special meeting fee of $1,000, as well as reimbursement for reasonable travel, lodging and other expenses in connection with attendance at meetings. The Trust has no pension or retirement plan.

Independent Trustee fees are paid by the adviser of each series of the Trust through the applicable adviser’s unitary management fee, and not by the Fund. Trustee compensation does not include reimbursed out-of-pocket expenses in connection with attendance at meetings.

The following table shows the compensation anticipated to be earned by each Trustee during the initial fiscal year of the Fund.

Name	Aggregate Compensation From Fund*	Total Compensation From Fund Complex Paid to Trustees*
Interested Trustees
Bradley J. Swenson	$0	$0
Independent Trustees
Kimberly Storms	$2,190	$50,000
Steven Norgaard	$2,190	$50,000

*	Estimated for the initial fiscal year of the Fund.
+	Paid by the Adviser, not the Fund, from its unitary management fee.

40

PRINCIPAL SHAREHOLDERS, CONTROL PERSONS, AND MANAGEMENT OWNERSHIP

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding Shares of a Fund. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of a Fund. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares and is recognized as the owner of all shares for all purposes. Investors owning shares are beneficial owners as shown on the records of DTC or its participants. As of May 7, 2025, no Trustees and officers of the Trust owned Shares of the Fund.

CODES OF ETHICS

The Trust, the Adviser, the Sub-Adviser, and the Distributor (as defined under “The Distributor”) have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics are designed to prevent affiliated persons of the Trust, the Adviser, the Sub-Adviser, and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to the codes of ethics). Each Code of Ethics permits personnel subject to that Code of Ethics to invest in securities for their personal investment accounts, subject to certain limitations, including limitations related to securities that may be purchased or held by the Fund.

There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC’s website at http://www.sec.gov.

PROXY VOTING POLICIES

The Fund has delegated proxy voting responsibilities to the Adviser, subject to the Board’s oversight. In delegating proxy responsibilities, the Board has directed that proxies be voted consistent with the Fund’s and their respective shareholders’ best interests and in compliance with all applicable proxy voting rules and regulations. The Adviser has adopted the Institutional Shareholder Services Inc. Proxy Voting Guidelines as part of the Adviser’s proxy voting policies for this purpose (“Proxy Voting Policies”) and may rely on the Sub-Adviser to assist with voting proxies in a timely manner and making voting recommendations under guidelines adopted by the Adviser. A copy of the Adviser’s Proxy Voting Policies are set forth in Appendix A to this SAI. The Trust’s Chief Compliance Officer is responsible for monitoring the effectiveness of the Proxy Voting Policies. The Proxy Voting Policies have been approved by the Trust as the policies and procedures that the Adviser will use when voting proxies on behalf of a Fund.

The Proxy Voting Policies address, among other things, material conflicts of interest that may arise between the interests of the Fund and the interests of the Adviser. The Proxy Voting Policies will ensure that all issues brought to shareholders are analyzed in light of the Adviser’s fiduciary responsibilities.

When available, information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling the Distributor at 1.877.524.9155 and (2) on the SEC’s website at www.sec.gov.

INVESTMENT ADVISER AND SUB-ADVISER

Investment Adviser

TrueMark Investments LLC (the “Adviser” or “TrueMark”) serves as the investment adviser to the Fund. TrueMark is a SEC registered investment adviser with approximately $785 million in managed assets under management as of January 7, 2025. TrueMark commenced operations as an SEC registered adviser in January 2020 and its principal office is located at 433 W. Van Buren St., Suite 1100-D, Chicago, Illinois 60607.

41

As of the date of this proxy statement, TrueMark Investments, LLC is controlled by TrueMark Group, LLC (“TrueMark Group”), which in turn, is controlled by Mike Loukas. By virtue of a corporate transaction that will close prior to the shareholder meeting, Trumark Group is expected to undergo a change of control whereby RiverNorth Strategic Holdings, LLC will become TrueMark Group’s controlling shareholder by virtue of its ownership of a majority of the voting securities of TrueMark Group. Certain officers and employees of TrueMark Investments also own non-voting securities of TrueMark Investments or TrueMark Group. RiverNorth Strategic Holdings is an affiliate of RiverNorth Capital Management, LLC, the proposed subadviser to the Acquiring Fund.

Pursuant to the Investment Advisory Agreement, the Fund pays the adviser a unitary management fee, which is calculated daily and paid monthly, at an annual rate of 0.89% of the Fund’s average daily net assets. Out of the unitary management fee, the adviser has agreed to pay substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, securities lending and other non-distribution related services necessary for the Fund to operate, except for: the fee paid to the adviser pursuant to the Investment Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, litigation expenses and other non-routine or extraordinary expenses. The Adviser, in turn, compensates the Sub-Adviser from the management fee the Adviser receives.

The Investment Advisory Agreement with respect to the Fund will continue in force for an initial period of two years. Thereafter, the Investment Advisory Agreement will be renewable from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of the Adviser or the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding Shares of the Fund. The Investment Advisory Agreement automatically terminates on assignment and is terminable on a 60-day written notice either by the Trust or the Adviser.

The Adviser shall not be liable to the Trust or any shareholder for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties imposed upon it by its agreement with the Trust or for any losses that may be sustained in the purchase, holding or sale of any security.

42

Sub-Adviser

The Trust, on behalf of the Fund, and the Adviser have retained RiverNorth Capital Management, LLC (the “Sub-Adviser” or “RiverNorth”) to serve as the trading sub-adviser for the Fund. The Sub-Adviser serves as the investment adviser to the Target Fund. Its principal office is located at 360 S. Rosemary Avenue, Suite 1420, West Palm Beach, FL 33401. The Sub-Adviser was formed in 2000 and provides investment advisory services to open-end funds, closed-end funds, private funds, separately managed accounts, and ETFs.

Pursuant to a sub-advisory agreement between the Trust, the Adviser, and the Sub-Adviser (the “Sub-Advisory Agreement”), the Sub-Adviser is compensated by the Adviser from the management fees paid by the Fund to the Adviser. The sub-advisory fee is calculated daily and paid monthly, at a rate of 75% of the Adviser’s net profits (defined as the amount remaining (if any) of the management fee after payment of the Fund’s operating expenses by the Adviser).

The Sub-Advisory Agreement will continue in force for an initial period of two years. Thereafter, the Sub-Advisory Agreement is renewable from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding Shares of the Fund. The Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to the Fund, by a majority of the outstanding Shares, or by the Adviser, in each case upon 60 days’ written notice to the Sub-Adviser, or by the Sub-Adviser on 90 days’ written notice to the Adviser and the Trust. The Sub-Advisory Agreement provides that the Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

PORTFOLIO MANAGERS

Compensation

TrueMark’s Portfolio Manager’s total annual compensation includes a base salary as well as a discretionary bonus payment. The discretionary annual bonus is based on factors such as performance of the Fund and other accounts and funds managed by the Portfolio Manager. The amount of such annual bonus payment is determined by the senior officers of TrueMark during the annual performance review process.

The Sub-Adviser Portfolio Managers receive a fixed base salary and discretionary bonus that are not tied to the performance of the Fund.

Share Ownership

The Fund is required to show the dollar ranges of the portfolio managers’ “beneficial ownership” of Shares of the Fund as of the end of the most recently completed fiscal year or a more recent date for a new portfolio manager. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

43

Other Accounts

In addition to the Fund, the portfolio managers managed the following other accounts as of September 30, 2024:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Patrick W. Galley	15	$4.07 billion	5	$1.0 billion	11	$115.2 million
Steve O’Neill	12	$3.9 billion	5	$1.0 billion	11	$115.2 million

Of the accounts above, the following are subject to a performance fee:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Patrick W. Galley	$0	$0	5	$1.0 billion	10	$87.1 million
Steve O’Neill	$0	$0	5	$1.0 billion	10	$87.1 million

Portfolio Manager Share Ownership

The following table shows the dollar range of equity securities in the Fund beneficially owned by Mr. Galley and Mr. O’Neill as of September 30, 2024:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Patrick W. Galley	Over $500,000
Stephen O’Neill	$100,000 - $500,000

Conflicts of Interest

A Portfolio Manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objectives as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a Portfolio Manager could favor one account over another. Another potential conflict could include a Portfolio Manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby a Portfolio Manager could use this information to the advantage of other accounts and to the disadvantage of the Funds they manage. However, the Adviser and Sub-Adviser have each established policies and procedures to ensure that the purchase and sale of securities among all accounts the Adviser and Sub-Adviser manages are fairly and equitably allocated.

Conflicts may also arise because portfolio decisions regarding the Fund may benefit other accounts managed by the Adviser, Sub-Adviser or their affiliates. For example, the sale of a long position or establishment of a short position by a fund sub-advised by the Sub-Adviser may impair the price of the same security sold short by (and therefore benefit) one or more other funds sub-advised by the Sub-Adviser, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) one or more other funds sub-advised by the Sub-Adviser.

44

Conflicts may also arise when selecting other funds sub-advised by the Sub-Adviser as investments for the Fund because the fees paid by the Adviser to the Sub-Adviser for sub-advising certain other funds may be higher than the fees paid by the Fund or another fund.

THE DISTRIBUTOR

The Trust and Paralel Distributors LLC (the “Distributor”) are parties to a distribution agreement (“Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Trust and distributes Shares. Shares are continuously offered for sale by the Distributor only in Creation Units. The Distributor will not distribute Shares in amounts less than a Creation Unit and does not maintain a secondary market in Shares. The principal business address of the Distributor is 1700 Broadway, Suite 1850, Denver, CO 80290.

Under the Distribution Agreement, the Distributor, as agent for the Trust, will review orders for the purchase and redemption of Creation Units, provided that any subscriptions and orders will not be binding on the Trust until accepted by the Trust. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Shares. Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or DTC participants (as defined below).

The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable without penalty by the Trust on 60 days’ written notice when authorized either by majority vote of its outstanding voting Shares or by a vote of a majority of its Board (including a majority of the Independent Trustees), or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its assignment. The Distribution Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Distributor, or reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.

Intermediary Compensation. The Adviser, the Sub-Adviser, or their affiliates, out of their own resources and not out of Fund assets (i.e., without additional cost to the Fund or its shareholders), may pay certain broker dealers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing and educational training or support. These arrangements are not financed by the Fund and, thus, do not result in increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Fund’s Prospectus and they do not change the price paid by investors for the purchase of Shares or the amount received by a shareholder as proceeds from the redemption of Shares.

45

Such compensation may be paid to Intermediaries that provide services to the Fund, including marketing and education support (such as through conferences, webinars and printed communications). The Adviser and Sub-Adviser periodically assess the advisability of continuing to make these payments. Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your adviser, broker or other investment professional, if any, may also be significant to such adviser, broker or investment professional. Because an Intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the Intermediary and its clients. For example, these financial incentives may cause the Intermediary to recommend the Fund over other investments. The same conflict of interest exists with respect to your financial adviser, broker or investment professional if he or she receives similar payments from his or her Intermediary firm.

Intermediary information is current only as of the date of this SAI. Please contact your adviser, broker, or other investment professional for more information regarding any payments his or her Intermediary firm may receive. Any payments made by the Adviser, Sub-Adviser or their affiliates to an Intermediary may create the incentive for an Intermediary to encourage customers to buy Shares.

If you have any additional questions, please call 1.877.524.9155.

THE ADMINISTRATOR, CUSTODIAN, AND TRANSFER AGENT

Paralel Technologies LLC (“PTL”), located at 1700 Broadway Suite 1850, Denver, Colorado 80290 serves as the Fund’s administrator and fund accountant. PTL is the parent company of Paralel Distributors LLC, the Fund’s Distributor.

Pursuant to an Administration Servicing Agreement and a Fund Accounting Servicing Agreement between the Trust and Paralel Technologies, PTL provides the Trust with administrative and management services (other than investment advisory services) and accounting services, including portfolio accounting services, tax accounting services and furnishing financial reports. In this capacity, PTL does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Shares. As compensation for the administration, accounting and management services, the Adviser pays PTL a fee based on the Fund’s average daily net assets, subject to a minimum annual fee. PTL also is entitled to certain out-of-pocket expenses for the services mentioned above.

Pursuant to a Custody Agreement, State Street Bank and Trust (the “Custodian” or “State Street”), serves as the Custodian of the Fund’s assets. The Custodian holds and administers the assets in the Fund’s portfolio. Pursuant to the Custody Agreement, the Custodian receives an annual fee from the Adviser based on the Trust’s total average daily net assets, subject to a minimum annual fee, and certain settlement charges. The Custodian also is entitled to certain out-of-pocket expenses.

Pursuant to a Transfer Agency Agreement, State Street (in such capacity, the “Transfer Agent”) serves as Transfer Agent for the Fund. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives an annual fee from the Adviser.

Legal Counsel

Thompson Hine LLP is counsel to the Trust, including the Fund and the Trustees that are not interested persons of the Trust, as that term is defined in the 1940 Act.

46

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., 8101 East Prentice Ave., Suite 750, Greenwood Village, CO 80111 serves as the Fund’s independent registered public accounting firm and audits the Fund’s financial statements and performs other related audit services.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

The Board has adopted a policy regarding the disclosure of information about the Fund’s security holdings. The Fund’s entire portfolio holdings are publicly disseminated each day the Fund is open for business and may be available through financial reporting and news services, including publicly available internet web sites. In addition, the composition of the Deposit Securities (as defined below) is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (“NSCC”).

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and Shares. Each Share represents an equal proportionate interest in the Fund with each other Share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees may create additional series or classes of Shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing Shares will not be issued. Shares, when issued, are fully paid and non-assessable.

Each Share has one vote with respect to matters upon which a shareholder vote is required, consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds of the Trust vote together as a single class, except that if the matter being voted on affects only a particular fund it will be voted on only by that fund and if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter. As a Delaware statutory trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Upon the written request of shareholders owning at least 10% of the Trust’s Shares, the Trust will call for a meeting of shareholders to consider the removal of one or more Trustees and other certain matters. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fail to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.

LIMITATION OF TRUSTEE LIABILITY

The Second Amended and Restated Declaration of Trust (“Declaration of Trust”) provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, adviser or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee. The Declaration of Trust also provides that the Trust shall indemnify each person who is, or has been, a Trustee, officer, employee or agent of the Trust, any person who is serving or has served at the Trust’s request as a Trustee, officer, trustee, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise to the extent and in the manner provided in the Amended and Restated By-laws. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

47

BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities for the Fund is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Sub-Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Sub-Adviser will rely upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases, an exact dollar value for those services is not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of Shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.

The Sub-Adviser owes a fiduciary duty to its clients to seek to provide best execution on trades effected. In selecting a broker-dealer for each specific transaction, the Sub-Adviser chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution. “Best execution” is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Sub-Adviser will also use electronic crossing networks (“ECNs”) when appropriate.

Subject to the foregoing policies, brokers or dealers selected to execute the Fund’s portfolio transactions may include the Fund’s Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or their affiliates. An Authorized Participant or its affiliates may be selected to execute the Fund’s portfolio transactions in conjunction with an all-cash creation unit order or an order including “cash-in-lieu” (as described below under “Purchase and Redemption of Shares in Creation Units”), so long as such selection is in keeping with the foregoing policies. As described below under “Purchase and Redemption of Shares in Creation Units – Creation Transaction Fee” and “Redemption Transaction Fee”, the Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of the Fund shareholders, e.g., for creation orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order, even if the decision to not charge a variable fee could be viewed as benefiting the Authorized Participant or its affiliate selected to execute the Funds’ portfolio transactions in connection with such orders.

The Sub-Adviser may use the Fund’s assets for, or participate in, third-party soft dollar arrangements, in addition to receiving proprietary research from various full-service brokers, the cost of which is bundled with the cost of the broker’s execution services. The Sub-Adviser does not “pay up” for the value of any such proprietary research. Section 28(e) of the Exchange Act permits the Sub-Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. The Sub-Adviser may receive a variety of research services and information on many topics, which it can use in connection with its management responsibilities with respect to the various accounts over which it exercises investment discretion or otherwise provides investment advice. The research services may include qualifying order management systems, portfolio attribution and monitoring services and computer software and access charges which are directly related to investment research. Accordingly, the Fund may pay a broker commission higher than the lowest available in recognition of the broker’s provision of such services to the Sub-Adviser, but only if the Sub-Adviser determines the total commission (including the soft dollar benefit) is comparable to the best commission rate that could be expected to be received from other brokers. The amount of soft dollar benefits received depends on the amount of brokerage transactions effected with the brokers. A conflict of interest exists because there is an incentive to: 1) cause clients to pay a higher commission than the firm might otherwise be able to negotiate; 2) cause clients to engage in more securities transactions than would otherwise be optimal; and 3) only recommend brokers that provide soft dollar benefits.

48

The Sub-Adviser faces a potential conflict of interest when it uses client trades to obtain brokerage or research services. This conflict exists because the Sub-Adviser is able to use the brokerage or research services to manage client accounts without paying cash for such services, which reduces the Sub-Adviser’s expenses to the extent that the Sub-Adviser would have purchased such products had they not been provided by brokers. Section 28(e) permits the Sub-Adviser to use brokerage or research services for the benefit of any account it manages. Certain accounts managed by the Sub-Adviser may generate soft dollars used to purchase brokerage or research services that ultimately benefit other accounts managed by the Sub-Adviser, effectively cross subsidizing the other accounts managed by the Sub-Adviser that benefit directly from the product. The Sub-Adviser may not necessarily use all of the brokerage or research services in connection with managing a Fund whose trades generated the soft dollars used to purchase such products.

The Fund may deal with affiliates in principal transactions to the extent permitted by exemptive order or applicable rule or regulation.

Directed Brokerage. The Fund does not intend to direct brokerage transactions to a broker because of research services provided.

Brokerage with Fund Affiliates. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Adviser, Sub-Adviser or the Distributor for a commission in conformity with the 1940 Act, the Exchange Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

Securities of “Regular Broker-Dealers.” The Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) that it may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the Fund are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Fund’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Fund; or (iii) sold the largest dollar amounts of Shares.

PORTFOLIO TURNOVER RATE

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions is evaluated by the Sub-Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

49

BOOK ENTRY ONLY SYSTEM

DTC acts as securities depositary for Shares. Shares are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in limited circumstances set forth below, certificates will not be issued for Shares.

 DTC is a limited-purpose trust company that was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to in this SAI as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The Trust recognizes DTC or its nominee as the record owner of all Shares for all purposes. Beneficial Owners of Shares are not entitled to have Shares registered in their names and will not receive or be entitled to physical delivery of Share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of Shares.

Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. DTC will make available to the Trust upon request and for a fee a listing of Shares held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in Shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to the Fund at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Fund shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

50

PURCHASE AND REDEMPTION OF SHARES IN CREATION UNITS

The Trust issues and sells Shares only in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees, if applicable), at their NAV per share next determined after receipt of an order, on any Business Day, in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”). The NAV of Shares is calculated each Business Day as of the scheduled close of regular trading on the NYSE, generally 4:00 p.m., Eastern time. The Fund will not issue fractional Creation Units. A “Business Day” is any day on which the NYSE is open for business.

Fund Deposit. The consideration for purchase of a Creation Unit of the Fund generally consists of either (i) the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit and the Cash Component (defined below), computed as described below or (ii) the cash value of the Deposit Securities (“Deposit Cash”) and “Cash Component,” computed as described below. When accepting purchases of Creation Units for cash, the Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.

 Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The “Cash Component” is an amount equal to the difference between the NAV of Shares (per Creation Unit) and the value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).

The Fund, through NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of Shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. The Fund Deposit is subject to any applicable adjustments as described below, to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

 The identity and number of Shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for the Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund.

 The Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”). The Trust also reserves the right to permit or require the substitution of Deposit Securities in lieu of Deposit Cash. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, resulting from certain corporate actions.

51

Procedures for Purchase of Creation Units. To be eligible to place orders with the Distributor to purchase a Creation Unit of the Fund, an entity must be (i) a “Participating Party” (i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”)), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below), if applicable, and any other applicable fees and taxes.

 All orders to purchase Shares directly from the Fund must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The order cut-off time for orders to purchase Creation Units is 4:00 p.m. Eastern time, which time may be modified by the Fund from time-to-time by amendment to the Participant Agreement and/or applicable order form. In the case of custom orders, the order must be received by the Distributor no later than 3:00 p.m. Eastern time and 12:00 p.m. Eastern time for the Fund, or such earlier time as may be designated by the Fund and disclosed to Authorized Participants. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

 An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from the Fund in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

 On days when the Exchange closes earlier than normal, the Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Fund’s investments are primarily traded is closed, the Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. On behalf of the Fund, the Distributor will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a sub-custody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the sub-custodian of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the Fund or its agents by no later than 12:00 p.m. Eastern time (or such other time as specified by the Trust) on the Settlement Date. If the Fund or its agents do not receive all of the Deposit Securities, or the required Deposit Cash in lieu thereof, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. The “Settlement Date” for the Fund is generally the Business Day immediately after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by the Custodian in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of the Fund.

52

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Funds for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.

Issuance of a Creation Unit. Except as provided in this SAI, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Distributor and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the Business Day immediately following the day on which the purchase order is deemed received by the Distributor. The Authorized Participant shall be liable to the Fund for losses, if any, resulting from unsettled orders.

Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. The Authorized Participant must deposit with the Custodian the Additional Cash Deposit, as applicable, by 12:00 p.m. Eastern time (or such other time as specified by the Trust) on the Settlement Date. If the Fund or its agents do not receive the Additional Cash Deposit in the appropriate amount, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as described below under “Creation Transaction Fee,” may be charged. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

53

Acceptance of Orders of Creation Units. The Trust reserves the right to reject an order for Creation Units transmitted to it by the Distributor with respect to the Fund including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (f) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units.

Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, a sub- custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units.

All questions as to the number of Shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee. A fixed purchase (i.e., creation) transaction fee, payable to the Fund’s custodian, may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The standard fixed creation transaction fee for the Fund, regardless of the number of Creation Units created in the transaction, can be found in the table below. The Fund may adjust the standard fixed creation transaction fee from time to time. The fixed creation fee may be waived on certain orders if the Fund’s custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee, payable to the Fund, of up to the maximum percentage listed in the table below of the value of the Creation Units subject to the transaction may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes, spreads, slippage costs) involved with buying the securities with cash. The Fund may determine to not charge a variable fee on certain orders when the Adviser or Sub-Adviser has determined that doing so benefits the Fund and its shareholders (e.g., for creation orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order).

Name of Fund	Fixed Creation Transaction Fee (In-Kind)	Fixed Creation Transaction Fee (Cash)	Maximum Variable Transaction Fee
RiverNorth Active Income ETF	$250	$100	2%

Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Trust to their account or on their order.

54

Risks of Purchasing Creation Units. There are certain legal risks unique to investors purchasing Creation Units directly from the Fund. Because Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from the Fund, breaks them down into the constituent Shares, and sells those Shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary-market demand for Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with Shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act.

Redemption. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF THE FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

With respect to the Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the list of the names and Share quantities of the Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Trust. With respect to in-kind redemptions of the Fund, redemption proceeds for a Creation Unit will consist of Fund Securities—as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the NAV of Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee, as applicable, as set forth below. In the event that the Fund Securities have a value greater than the NAV of Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

Redemption Transaction Fee. A fixed redemption transaction fee, payable to the Fund’s custodian, may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units (“Redemption Order Costs”). The standard fixed redemption transaction fee for the Fund, regardless of the number of Creation Units redeemed in the transaction, can be found in the table below. The Fund may adjust the redemption transaction fee from time to time. The fixed redemption fee may be waived on certain orders if the Fund’s custodian has determined to waive some or all of the Redemption Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

55

In addition, a variable fee, payable to the Fund, of up to the maximum percentage listed in the table below of the value of the Creation Units subject to the transaction may be imposed for cash redemptions, non-standard orders, or partial cash redemptions (when cash redemptions are available) of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes, spreads, slippage costs) involved with selling portfolio securities to satisfy a cash redemption. The Fund may determine to not charge a variable fee on certain orders when the Adviser or Sub-Adviser has determined that doing so benefits the Fund and its shareholders (e.g., for redemption orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order).

Name of Fund	Fixed Redemption Transaction Fee (In-Kind)	Fixed Redemption Transaction Fee (Cash)	Maximum Variable Transaction Fee
RiverNorth Active Income ETF	$250	$100	2%

Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Trust to their account or on their order.

Procedures for Redemption of Creation Units.

Orders to redeem Creation Units of the Fund must be submitted in proper form to the Transfer Agent prior to 4:00 p.m. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.

The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant.

Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the Shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

Additional Redemption Procedures. In connection with taking delivery of Shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank, or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within two business days of the trade date. However, due to the schedule of holidays in certain countries, the different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (that is the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances, the delivery of in-kind redemption proceeds may take longer than two Business Days after the day on which the redemption request is received in proper form. If neither the redeeming Shareholder nor the Authorized Participant acting on behalf of such redeeming Shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdiction, the Trust may, in its discretion, exercise its option to redeem such Shares in cash, and the redeeming Shareholders will be required to receive its redemption proceeds in cash.

In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee, if applicable, and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

56

Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserve the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status to receive Fund Securities.

Because the portfolio securities of the Fund may trade on other exchanges on days that the Exchange is closed or are otherwise not Business Days for such Fund, shareholders may not be able to redeem their Shares of the Fund, or to purchase or sell Shares of the Fund on the Exchange, on days when the NAV of the Fund could be significantly affecting by events in the relevant foreign markets.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the NAV of the Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

DETERMINATION OF NAV

NAV per Share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is calculated by PTL and determined at the scheduled close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern time) on each day that the NYSE is open, provided that fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association (“SIFMA”) announces an early closing time.

In calculating the Fund’s NAV per Share, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. The Fund may use various pricing services, or discontinue the use of any pricing service, as approved by the Board from time to time. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

57

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

General Policies. Dividends from net investment income, if any, are declared and paid at least annually by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis to reduce or eliminate federal excise or income taxes or to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

The Fund makes additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Fund, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the Fund’s eligibility for treatment as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividend Reinvestment Service. The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book- entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by the Trust of the Fund at NAV per Share. Distributions reinvested in additional Shares will nevertheless be taxable to Beneficial Owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.

FEDERAL INCOME TAXES

The following is only a summary of certain U.S. federal income tax considerations generally affecting the Fund and its shareholders that supplements the discussion in the Prospectus. No attempt is made to present a comprehensive explanation of the federal, state, local or foreign tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

The following general discussion of certain U.S. federal income tax consequences is based on provisions of the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, foreign or local taxes.

58

Taxation of the Fund. The Fund elected and intends to continue to qualify each year to be treated as a RIC under the Code. As such, the Fund should not be subject to federal income taxes on their net investment income and capital gains, if any, to the extent that the Fund timely distributes such income and capital gains to its shareholders. To qualify for treatment as a RIC, the Fund must distribute annually to its shareholders at least the sum of 90% of its net investment income (generally including the excess of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income, if any (the “Distribution Requirement”) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or foreign currencies and net income derived from interests in qualified publicly traded partnerships (the “Qualifying Income Requirement”); and (ii) at the end of each quarter of the Fund’s taxable year, the Fund’s assets must be diversified so that (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (b) not more than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Diversification Requirement”).

To the extent the Fund makes investments that may generate income that is not qualifying income, including certain derivatives, the Fund will seek to restrict the resulting income from such investments so that the Fund’s non-qualifying income does not exceed 10% of its gross income.

Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed. The Fund is treated as a separate corporation for federal income tax purposes. The Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. The requirements (other than certain organizational requirements) for qualifying RIC status are determined at the fund level rather than at the Trust level.

If the Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Requirement where the Fund corrects the failure within a specified period of time. To be eligible for the relief provisions with respect to a failure to meet the Diversification Requirement, the Fund may be required to dispose of certain assets. If these relief provisions were not available to the Fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at the regular 21% corporate rate without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable to the shareholders of the Fund as ordinary income dividends, subject to the dividends received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by non-corporate shareholders, subject to certain limitations. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. If the Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a Fund-level tax on certain net built in gains recognized with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of the Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders. If the Fund determines that it will not qualify as a RIC, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.

The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

59

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, the Fund may carry a net capital loss from any taxable year forward indefinitely to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to its shareholders. Generally, the Fund may not carry forward any losses other than net capital losses. The carryover of capital losses may be limited under the general loss limitation rules if the Fund experience an ownership change as defined in the Code.

The Fund will be subject to a nondeductible 4% federal excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the one-year period ending on October 31 of that year, subject to an increase for any shortfall in the prior year’s distribution. For this purpose, any ordinary income or capital gain net income retained by the Fund and subject to corporate income tax will be considered to have been distributed. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of the excise tax, but can make no assurances that all such tax liability will be eliminated. The Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.

If the Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax to the extent any such income or gains are not distributed. The Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against its federal income tax liabilities and to claim refunds to the extent such credits exceed their tax liabilities, and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in its Shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.

Taxation of Shareholders – Distributions. The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), its net tax-exempt income, if any, and any net capital gain (net recognized long-term capital gains in excess of net recognized short-term capital losses, taking into account any capital loss carryforwards). The distribution of investment company taxable income (as so computed) and net realized capital gain will be taxable to Fund’s shareholders regardless of whether the shareholder receives these distributions in cash or reinvests them in additional Shares.

The Fund (or your broker) will report to shareholders annually the amounts of dividends paid from ordinary income, the amount of distributions of net capital gain, the portion of dividends which may qualify for the dividends-received deduction for corporations, and the portion of dividends which may qualify for treatment as qualified dividend income, which is taxable to non-corporate shareholders at rates of up to 20%.

Qualified dividend income includes, in general, subject to certain holding period and other requirements, dividend income from taxable domestic corporations and certain foreign corporations. Subject to certain limitations, eligible foreign corporations include those incorporated in possessions of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States, and other foreign corporations if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Dividends received by the Fund from an ETF, an underlying fund taxable as a RIC, or from a REIT may be treated as qualified dividend income generally only to the extent so reported by such ETF, underlying fund, or REIT, however, dividends received by the Fund from a REIT are generally not treated as qualified dividend income. If 95% or more of the Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.

Fund dividends will not be treated as qualified dividend income if the Fund does not meet holding period and other requirements with respect to dividend paying stocks in its portfolio, and the shareholder does not meet holding period and other requirements with respect to the Shares on which the dividends were paid.

60

Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Distributions from the Fund’s net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares. Distributions may be subject to state and local taxes.

In the case of corporate shareholders, certain dividends received by the Fund from U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the Fund may be eligible for the 50% dividends received deduction. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend to be eligible. Capital gain dividends distributed to the Fund from other RICs are not eligible for the dividends received deduction. To qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Shares, and, if they borrow to acquire or otherwise incur debt attributable to Shares, they may be denied a portion of the dividends received deduction with respect to those Shares.

Under recently issued final Treasury Regulations, a RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the Code. A RIC’s total “Section 163(j) Interest Dividend” for a tax year is limited to the excess of the RIC’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder’s interest expense deduction limitation under Section 163(j). This can potentially increase the amount of a shareholder’s interest expense deductible under Section 163(j). In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your shares in the Fund for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such dividend. Section 163(j) Interest Dividends, if so designated by the Fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the Internal Revenue Service (“IRS”).

Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.

Shareholders who have not held Shares for a full year should be aware that the Fund may report and distribute, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Fund’s ordinary income or net capital gain, respectively, actually earned during the applicable shareholder’s period of investment in the Fund. A taxable shareholder may wish to avoid investing in the Fund shortly before a dividend or other distribution, because the distribution will generally be taxable even though it may economically represent a return of a portion of the shareholder’s investment.

To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If the Fund’s distributions exceed its earnings and profits, all or a portion of the distributions made for a taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher capital gain or lower capital loss when the Shares on which the distribution was received are sold. After a shareholder’s basis in the Shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s Shares.

61

Taxation of Shareholders – Sale, Redemption, or Exchange of Shares. A sale, redemption, or exchange of Shares may give rise to a gain or loss. For tax purposes, an exchange of your Fund shares of a different fund is the same as a sale. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if Shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Shares will generally be treated as short-term capital gain or loss. Any loss realized upon a taxable disposition of Shares held for six months or less will be treated as long-term capital loss, rather than short-term capital loss, to the extent of any amounts treated as distributions to the shareholder of long-term capital gain (including any amounts credited to the shareholder as undistributed capital gains). All or a portion of any loss realized upon a taxable disposition of Shares may be disallowed if substantially identical Shares are acquired (through the reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the newly acquired Shares will be adjusted to reflect the disallowed loss.

The cost basis of Shares acquired by purchase will generally be based on the amount paid for Shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The ability of Authorized Participants to receive a full or partial cash redemption of Creation Units of the Fund may limit the tax efficiency of such Fund. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot currently be deducted under the rules governing “wash sales” (for a person who does not mark-to-market its portfolio) or on the basis that there has been no significant change in economic position.

Any gain or loss realized upon a creation or redemption of Creation Units will be treated as capital or ordinary gain or loss, depending on the circumstances. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if Shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will generally be treated as short-term capital gains or losses. Any capital loss upon a redemption of Creation Units held for six months or less may be treated as long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gain with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

The Trust, on behalf of the Fund, has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares and if, pursuant to Section 351 of the Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Trust also has the right to require the provision of information necessary to determine beneficial Share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares, the purchaser (or a group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units.

Authorized Participants purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rule applies and when a loss may be deductible.

62

Taxation of Shareholders – Net Investment Income Tax. U.S. individuals with adjusted gross income (subject to certain adjustments) exceeding certain threshold amounts ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases) are subject to a 3.8% tax on all or a portion of their “net investment income,” which includes taxable interest, dividends, and certain capital gains (generally including capital gain distributions and capital gains realized on the sale of Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Taxation of Fund Investments. Certain of the Fund’s investments may be subject to complex provisions of the Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect the Fund’s ability to qualify as a RIC, affect the character of gains and losses realized by the Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark to market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without the Fund receiving cash with which to make distributions in amounts sufficient to enable the Fund to satisfy the RIC distribution requirements for avoiding income and excise taxes. The Fund intends to monitor its transactions, intends to make appropriate tax elections, and intends to make appropriate entries in its books and records in order to mitigate the effect of these rules and preserve the Fund’s qualification for treatment as a RIC. To the extent the Fund invests in an underlying fund that is taxable as a RIC, the rules applicable to the tax treatment of complex securities will also apply to the underlying funds that also invest in such complex securities and investments.

Backup Withholding. The Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to backup withholding by the IRS for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to “backup withholding”; or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 24%. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. tax liability. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the U.S.

Non-U.S. Shareholders. Any non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisers prior to investing in the Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of Shares generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

63

Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the Fund is required to withhold 30% of certain ordinary dividends it pays to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. person that timely provides the certifications required by a fund or its agent on a valid IRS Form W-9 or applicable series of IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the United States to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A non-U.S. entity that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Fund should consult their tax advisors in this regard.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k) plans, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Tax-exempt entities are not permitted to offset losses from one unrelated trade or business against the income or gain of another unrelated trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders with respect to their shares of Fund income. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in the Fund if, for example, (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) Shares constitute debt-financed property in the hands of the tax-exempt shareholders within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisers. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisers regarding these issues.

The Fund’s shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Fund until a shareholder begins receiving payments from their retirement account. Because each shareholder’s tax situation is different, shareholders should consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

Certain Potential Tax Reporting Requirements. Under U.S. Treasury regulations, if a shareholder recognizes a loss on disposition of Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

64

Other Issues. In those states which have income tax laws, the tax treatment of Fund and of Fund shareholders with respect to distributions by the Fund may differ from federal tax treatment.

SHAREHOLDER REPORTS

The Trust will issue through DTC Participants to its shareholders semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by an independent auditor approved by the Trust’s Trustees and by the shareholders when meetings are held and such other information as may be required by applicable laws, rules and regulations. Beneficial Owners also receive annually notification as to the tax status of the Trust’s distributions.

Shareholder inquiries may be made by writing to the Trust at c/o Paralel Distributors LLC, 1700 Broadway, Suite 1850, Denver, Colorado 80290.

FINANCIAL STATEMENTS

The Fund is a continuation of the Predecessor Fund. The financial statements and financial highlights in the Predecessor Fund’s Form N-CSR, filed with the SEC on September 30, 2024, are incorporated into this SAI by reference. The financial statements and financial highlights of the Predecessor Fund included in the Form N-CSR have been audited by Cohen & Company, Ltd., whose report thereon appears in the Form N-CSR.

You can obtain a copy of the financial statements contained in the Funds’ annual or semi-annual reports on Form N-CSR without charge by contacting the Fund at the address or number on the front page of this SAI.

65

APPENDIX A: TRUEMARK INVESTMENTS, LLC

GENERAL PROXY VOTING POLICIES

The Firm understands and appreciates the importance of proxy voting. To the extent that Firm has discretion to vote the proxies of its advisory clients, Firm will vote any such proxies in the best interests of advisory clients and investors (as applicable) and in accordance with the policies of the Proxy Service Providers1 and ISS Governance (“Proxy Service Providers”) and the procedures outlined below.

PROXY VOTING PROCEDURES

1)	All proxies sent to advisory clients that are actually received by Firm or recorded by the Proxy Service Providers (to vote on behalf of the advisory clients) will be provided to the Chief Operations Officer (“COO”) or her delegate.

2)	The COO will instruct the Proxy Service Providers to generally adhere to the following procedures (subject to limited exception):

a)	A written record of each proxy received by Firm or recorded by the Proxy Service Providers (on behalf of its advisory clients) will be kept in Firm’s files;

b)	The Proxy Service Providers and the COO will determine which of Firm’s advisory clients hold the security to which the proxy relates;

c)	The Portfolio Manager will review the proxy and, based upon the advice/recommendation from the Proxy Service Providers, determine how to vote the proxy in question in accordance with the guidelines set forth below.

d)	Prior to voting any proxies, the Portfolio Manager will attempt to determine if there are any conflicts of interest related to the proxy in question. If a conflict is identified, the Chief Compliance Officer will be notified so a determination can be made as to whether the conflict is material or not.

i)	If no material conflict is identified pursuant to these procedures, the Portfolio Manager will make a decision on how to vote the proxy in question.

e)	Although not presently intended to be used on a regular basis, Firm is empowered to retain an independent third party to vote proxies in certain situations (including situations where a material conflict of interest is identified).

HANDLING CONFLICTS OF INTEREST

1)	As stated above, in evaluating how to vote a proxy, the Portfolio Manager will first determine whether there is a conflict of interest related to the proxy in question between Firm and its advisory clients. This examination will include (but will not be limited to) an evaluation of whether the Firm (or any affiliate of Firm has any relationship with the company or an affiliate of the company) to which the proxy relates outside an investment in such company by an advisory client of Firm.

2)	If a conflict is identified and deemed “material” by the Portfolio Manager after consultation with the CCO, Firm will determine whether voting in accordance with these proxy voting guidelines is in the best interests of affected advisory clients (which may include utilizing an independent third-party to vote such proxies).

3)	With respect to material conflicts, Firm will determine whether it is appropriate to disclose the conflict to affected advisory clients and investors and give advisory clients and investors the opportunity to vote the proxies in question themselves, if applicable. If an advisory client is subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and the investment management agreement between Firm and the ERISA advisory client reserves the right to vote proxies when Firm has determined that a material conflict exists that does affect its best judgment as a fiduciary to the ERISA advisory client, Firm will:

1 Before engaging a proxy provider and during the course of the relationship, the Firm will conduct appropriate due diligence/oversight. Records of this due diligence/oversight will be maintained in the Firm’s records.

66

a)	Give the ERISA advisory client the opportunity to vote the proxies in question themselves; or

b)	Follow designated special proxy voting procedures related to voting proxies pursuant to the terms of the investment management agreement with such ERISA Advisory Clients (if any).

VOTING GUIDELINES

In the absence of specific voting guidelines mandated by a particular advisory client, Firm will endeavor to vote proxies in the best interests of each advisory client via the Proxy Service Providers policy.

In some foreign markets where proxy voting demands fee payment for agent services, the Firm will balance the cost and benefit of proxy voting and may give up the proxy voting if the cost associated is greater than the benefits from voting.

1)	Although voting certain proxies may be subject to the discretion of the Firm, the Firm is of the view that voting proxies in accordance with the following general guidelines is in the best interests of its advisory clients:

a)	The Firm will generally vote in favor of routine corporate housekeeping proposals including, but not limited to, the following:

i)	Election of directors (where there are no related corporate governance issues);

ii)	Selection or reappointment of auditors; or

iii)	Increasing or reclassification of common stock.

b)	The Firm will generally vote against proposals that:

i)	Make it more difficult to replace members of the issuer’s board of directors or board of managers; and

ii)	Introduce unequal voting rights (although there may be regulatory reasons that would make such a proposal favorable to certain advisory clients of the Firm).

c)	The Firm will generally vote against proposals that make it more difficult for an issuer to be taken over by outsiders, and in favor of proposals to do the opposite.

d)	The Firm will generally vote in favor of proposals by management or shareholders concerning various compensation and stock option plans that will act to make management and employee compensation more dependent on long-term stock price performance.

e)	The Firm will generally vote against proposals to move the company to another state less favorable to shareholders’ interests, or to restructure classes of stock in such a way as to benefit one class of shareholders at the expense of another, such as dual classes (A and B shares) of stock.

DISCLOSURE OF PROCEDURES

A brief summary of these proxy voting procedures will be included in the Firm’s Form ADV Part 2A and will be updated whenever these policies and procedures are updated. For registered investment company clients, the Firm will work with the RIC to provide the necessary information for the Form N-PX and will review such information for accuracy.

67

RECORD-KEEPING REQUIREMENTS

The COO via the Proxy Service Providers will be responsible for maintaining files relating to the Firm’s proxy voting procedures. Records will be maintained and preserved for five (5) years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Firm. Records of the following will be included in the files:

1)	Copies of these proxy voting policies and procedures, and any amendments thereto;

2)	A copy of each proxy statement that the Firm or the Proxy Service Providers actually receives; provided, however, that the Firm may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available;

3)	A record of each vote that the Firm via the Proxy Service Providers casts;

4)	A copy of any document that the Firm created that was material to making a decision how to vote the proxies, or memorializes that decision (if any); and

5)	A copy of each written request for information on how the Firm voted such advisory client’s proxies and a copy of any written response to any request for information on how the Firm voted proxies on behalf of advisory clients.

68

ISS PROXY VOTING GUIDELINES

W W W . I S S G O V E R N A N C E . C O M	2 of 86

W W W . I S S G O V E R N A N C E . C O M	3 of 86

W W W . I S S G O V E R N A N C E . C O M	4 of 86

W W W . I S S G O V E R N A N C E . C O M	5 of 86

W W W . I S S G O V E R N A N C E . C O M	6 of 86

W W W . I S S G O V E R N A N C E . C O M	7 of 86

Coverage

The U.S. research team provides proxy analyses and voting recommendations for the common shareholder meetings of U.S. - incorporated companies that are publicly-traded on U.S. exchanges, as well as certain OTC companies, if they are held in our institutional investor clients’ portfolios. Coverage generally includes corporate actions for common equity holders, such as written consents and bankruptcies. ISS’ U.S. coverage includes investment companies (including open-end funds, closed-end funds, exchange-traded funds, and unit investment trusts), limited partnerships (“LPs”), master limited partnerships (“MLPs”), limited liability companies (“LLCs”), and business development companies. ISS reviews its universe of coverage on an annual basis, and the coverage is subject to change based on client need and industry trends.

Foreign-incorporated companies

In addition to U.S.- incorporated, U.S.- listed companies, ISS’ U.S. policies are applied to certain foreign-incorporated company analyses. Like the SEC, ISS distinguishes two types of companies that list but are not incorporated in the U.S.:

▪	U.S. Domestic Issuers – which have a majority of outstanding shares held in the U.S. and meet other criteria, as determined by the SEC, and are subject to the same disclosure and listing standards as U.S. incorporated companies (e.g. they are required to file DEF14A proxy statements) – are generally covered under standard U.S. policy guidelines.

▪	Foreign Private Issuers (FPIs) – which are allowed to take exemptions from most disclosure requirements (e.g., they are allowed to file 6-K for their proxy materials) and U.S. listing standards – are generally covered under a combination of policy guidelines:

▪	FPI Guidelines (see the Americas Regional Proxy Voting Guidelines), may apply to companies incorporated in governance havens, and apply certain minimum independence and disclosure standards in the evaluation of key proxy ballot items, such as the election of directors; and/or

▪	Guidelines for the market that is responsible for, or most relevant to, the item on the ballot.

U.S. incorporated companies listed only on non-U.S. exchanges are generally covered under the ISS guidelines for the market on which they are traded.

An FPI is generally covered under ISS’ approach to FPIs outlined above, even if such FPI voluntarily files a proxy statement and/or other filing normally required of a U.S. Domestic Issuer, so long as the company retains its FPI status.

In all cases – including with respect to other companies with cross-market features that may lead to ballot items related to multiple markets – items that are on the ballot solely due to the requirements of another market (listing, incorporation, or national code) may be evaluated under the policy of the relevant market, regardless of the “assigned” primary market coverage.

W W W . I S S G O V E R N A N C E . C O M	8 of 86

1.	Board of Directors

Voting on Director Nominees in Uncontested Elections

Four fundamental principles apply when determining votes on director nominees:

Independence: Boards should be sufficiently independent from management (and significant shareholders) to ensure that they are able and motivated to effectively supervise management’s performance for the benefit of all shareholders, including in setting and monitoring the execution of corporate strategy, with appropriate use of shareholder capital, and in setting and monitoring executive compensation programs that support that strategy. The chair of the board should ideally be an independent director, and all boards should have an independent leadership position or a similar role in order to help provide appropriate counterbalance to executive management, as well as having sufficiently independent committees that focus on key governance concerns such as audit, compensation, and nomination of directors.

Composition: Companies should ensure that directors add value to the board through their specific skills and expertise and by having sufficient time and commitment to serve effectively. Boards should be of a size appropriate to accommodate diversity, expertise, and independence, while ensuring active and collaborative participation by all members. Boards should be sufficiently diverse to ensure consideration of a wide range of perspectives.

Responsiveness: Directors should respond to investor input, such as that expressed through significant opposition to management proposals, significant support for shareholder proposals (whether binding or non-binding), and tender offers where a majority of shares are tendered.

Accountability: Boards should be sufficiently accountable to shareholders, including through transparency of the company’s governance practices and regular board elections, by the provision of sufficient information for shareholders to be able to assess directors and board composition, and through the ability of shareholders to remove directors.

General Recommendation: Generally vote for director nominees, except under the following circumstances (with new nominees1 considered on case-by-case basis):

Independence

Vote against2 or withhold from non-independent directors (Executive Directors and Non-Independent Non-Executive Directors per ISS’ Classification of Directors) when:

▪	Independent directors comprise 50 percent or less of the board;

▪	The non-independent director serves on the audit, compensation, or nominating committee;

1 A “new nominee” is a director who is being presented for election by shareholders for the first time. Recommendations on new nominees who have served for less than one year are made on a case-by-case basis depending on the timing of their appointment and the problematic governance issue in question.

2 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

W W W . I S S G O V E R N A N C E . C O M	9 of 86

▪	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or

▪	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.

ISS Classification of Directors – U.S.

1.     Executive Director

1.1.    Current officer[1] of the company or one of its affiliates[2].

2.     Non-Independent Non-Executive Director

Board Identification

2.1.    Director identified as not independent by the board.

Controlling/Significant Shareholder

2.2.    Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a group).

Current Employment at Company or Related Company

2.3.    Non-officer employee of the firm (including employee representatives).

2.4.    Officer[1], former officer, or general or limited partner of a joint venture or partnership with the company.

Former Employment

2.5.    Former CEO of the company. [3,4]

2.6.    Former non-CEO officer[1] of the company or an affiliate[2] within the past five years.

2.7.    Former officer[1] of an acquired company within the past five years.[4]

2.8.    Officer[1] of a former parent or predecessor firm at the time the company was sold or split off within the past five years.

2.9.    Former interim officer if the service was longer than 18 months. If the service was between 12 and 18 months an assessment of the interim officer’s employment agreement will be made.[5]

Family Members

2.10.  Immediate family member[6] of a current or former officer[1] of the company or its affiliates[2] within the last five years.

2.11.  Immediate family member[6] of a current employee of company or its affiliates[2] where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role).

Professional, Transactional, and Charitable Relationships

2.12.  Director who (or whose immediate family member6) currently provides professional services[7] in excess of $10,000 per year to: the company, an affiliate[2], or an individual officer of the company or an affiliate; or who is (or whose immediate family member[6] is) a partner, employee, or controlling shareholder of an organization which provides the services.

2.13.  Director who (or whose immediate family member6) currently has any material transactional relationship[8] with the company or its affiliates[2]; or who is (or whose immediate family member[6] is) a partner in, or a controlling shareholder or an executive officer of, an organization which has the material transactional relationship[8] (excluding investments in the company through a private placement).

2.14.  Director who (or whose immediate family member6) is a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowments[8] from the company or its affiliates[2].

Other Relationships

2.15.  Party to a voting agreement[9] to vote in line with management on proposals being brought to shareholder vote.

2.16.  Has (or an immediate family member[6] has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee.[10]

2.17.  Founder[11] of the company but not currently an employee.

W W W . I S S G O V E R N A N C E . C O M	10 of 86

2.18.  Director with pay comparable to Named Executive Officers.

2.19.  Any material[12] relationship with the company.

3.     Independent Director

3.1.    No material[12] connection to the company other than a board seat.

Footnotes:

1. The definition of officer will generally follow that of a “Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) and includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). Current interim officers are included in this category. For private companies, the equivalent positions are applicable. A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will generally be classified as a Non-Independent Non-Executive Director under “Any material relationship with the company.” However, if the company provides explicit disclosure that the director is not receiving additional compensation exceeding $10,000 per year for serving in that capacity, then the director will be classified as an Independent Director.

2. “Affiliate” includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation. The manager/advisor of an externally managed issuer (EMI) is considered an affiliate.

3. Includes any former CEO of the company prior to the company’s initial public offering (IPO).

4. When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, ISS will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

5. ISS will look at the terms of the interim officer’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was under way for a full-time officer at the time.

6. “Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

7. Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include but are not limited to the following: investment banking/financial advisory services, commercial banking (beyond deposit services), investment services, insurance services, accounting/audit services, consulting services, marketing services, legal services, property management services, realtor services, lobbying services, executive search services, and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services, IT tech support services, educational services, and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

8. A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity, exceeding the greater of: $200,000 or 5 percent of the recipient’s gross revenues, for a company that follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, for a company that follows NYSE listing standards. For a company that follows neither of the preceding standards, ISS will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).

9. Dissident directors who are parties to a voting agreement pursuant to a settlement or similar arrangement may be classified as Independent Directors if an analysis of the following factors indicates that the voting agreement does not compromise their alignment with all shareholders’ interests: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.

10. Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the

W W W . I S S G O V E R N A N C E . C O M	11 of 86

absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

11. The operating involvement of the founder with the company will be considered; if the founder was never employed by the company, ISS may deem him or her an Independent Director.

12. For purposes of ISS’s director independence classification, “material” will be defined as a standard of relationship (financial, personal, or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

Composition

Attendance at Board and Committee Meetings: Generally vote against or withhold from directors (except nominees who served only part of the fiscal year3) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

▪	Medical issues/illness;

▪	Family emergencies; and

▪	Missing only one meeting (when the total of all meetings is three or fewer).

In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors: Generally vote against or withhold from individual directors who:

▪	Sit on more than five public company boards; or

▪	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards[4].

Gender Diversity: Generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) at companies where there are no women on the company’s board. An exception will be made if there was at least one woman on the board at the preceding annual meeting and the board makes a firm commitment to return to a gender-diverse status within a year.

3 Nominees who served for only part of the fiscal year are generally exempted from the attendance policy.

4 Although all of a CEO’s subsidiary boards with publicly-traded common stock will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

W W W . I S S G O V E R N A N C E . C O M	12 of 86

Racial and/or Ethnic Diversity: For companies in the Russell 3000 or S&P 1500 indices, generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) where the board has no apparent racially or ethnically diverse members5. An exception will be made if there was racial and/or ethnic diversity on the board at the preceding annual meeting and the board makes a firm commitment to appoint at least one racial and/or ethnic diverse member within a year.

Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

▪	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:

▪	Disclosed outreach efforts by the board to shareholders in the wake of the vote;

▪	Rationale provided in the proxy statement for the level of implementation;

▪	The subject matter of the proposal;

▪	The level of support for and opposition to the resolution in past meetings;

▪	Actions taken by the board in response to the majority vote and its engagement with shareholders;

▪	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

▪	Other factors as appropriate.

▪	The board failed to act on takeover offers where the majority of shares are tendered; or

▪	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:

▪	The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:

▪	The company’s response, including:

▪	Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

▪	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition; and

▪	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;

▪	Other recent compensation actions taken by the company;

▪	Whether the issues raised are recurring or isolated;

▪	The company’s ownership structure; and

▪	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

▪	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

5 Aggregate diversity statistics provided by the board will only be considered if specific to racial and/or ethnic diversity.

W W W . I S S G O V E R N A N C E . C O M	13 of 86

Accountability

Problematic Takeover Defenses, Capital Structure, and Governance Structure

Poison Pills: Generally vote against or withhold from all nominees (except new nominees1, who should be considered case-by-case) if:

▪	The company has a poison pill with a deadhand or slowhand feature[6];

▪	The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval; or

▪	The company has a long-term poison pill (with a term of over one year) that was not approved by the public shareholders[7].

Vote case-by-case on nominees if the board adopts an initial short-term pill6 (with a term of one year or less) without shareholder approval, taking into consideration:

▪	The disclosed rationale for the adoption;

▪	The trigger;

▪	The company’s market capitalization (including absolute level and sudden changes);

▪	A commitment to put any renewal to a shareholder vote; and

▪	Other factors as relevant.

Unequal Voting Rights: Generally vote withhold or against directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case), if the company employs a common stock structure with unequal voting rights8.

Exceptions to this policy will generally be limited to:

▪	Newly-public companies[9] with a sunset provision of no more than seven years from the date of going public;

▪	Limited Partnerships and the Operating Partnership (OP) unit structure of REITs;

▪	Situations where the super-voting shares represent less than 5% of total voting power and therefore considered to be de minimis; or

▪	The company provides sufficient protections for minority shareholders, such as allowing minority shareholders a regular binding vote on whether the capital structure should be maintained.

Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

6 If a short-term pill with a deadhand or slowhand feature is enacted but expires before the next shareholder vote, ISS will generally still recommend withhold/against nominees at the next shareholder meeting following its adoption.

7 Approval prior to, or in connection, with a company’s becoming publicly-traded, or in connection with a de-SPAC transaction, is insufficient.

8 This generally includes classes of common stock that have additional votes per share than other shares; classes of shares that are not entitled to vote on all the same ballot items or nominees; or stock with time-phased voting rights (“loyalty shares”).

9 Includes companies that emerge from bankruptcy, SPAC transactions, spin-offs, direct listings, and those who complete a traditional initial public offering.

W W W . I S S G O V E R N A N C E . C O M	14 of 86

Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure.

Problematic Governance Structure: For companies that hold or held their first annual meeting9 of public shareholders after Feb. 1, 2015, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board adopted the following bylaw or charter provisions that are considered to be materially adverse to shareholder rights:

▪	Supermajority vote requirements to amend the bylaws or charter;

▪	A classified board structure; or

▪	Other egregious provisions.

A provision which specifies that the problematic structure(s) will be sunset within seven years of the date of going public will be considered a mitigating factor.

Unless the adverse provision is reversed or removed, vote case-by-case on director nominees in subsequent years.

Unilateral Bylaw/Charter Amendments: Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors:

▪	The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification;

▪	Disclosure by the company of any significant engagement with shareholders regarding the amendment;

▪	The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;

▪	The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;

▪	The company’s ownership structure;

▪	The company’s existing governance provisions;

▪	The timing of the board’s amendment to the bylaws/charter in connection with a significant business development; and

▪	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees1, who should be considered case-by-case) if the directors:

▪	Classified the board;

▪	Adopted supermajority vote requirements to amend the bylaws or charter;

▪	Eliminated shareholders’ ability to amend bylaws;

▪	Adopted a fee-shifting provision; or

▪	Adopted another provision deemed egregious.

Restricting Binding Shareholder Proposals: Generally vote against or withhold from the members of the governance committee if:

▪	The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include but are not limited to: outright prohibition on the submission of binding shareholder proposals or share ownership requirements, subject matter restrictions, or time holding requirements in excess of SEC Rule 14a-8. Vote against or withhold on an ongoing basis.

W W W . I S S G O V E R N A N C E . C O M	15 of 86

Submission of management proposals to approve or ratify requirements in excess of SEC Rule 14a-8 for the submission of binding bylaw amendments will generally be viewed as an insufficient restoration of shareholders’ rights. Generally continue to vote against or withhold on an ongoing basis until shareholders are provided with an unfettered ability to amend the bylaws or a proposal providing for such unfettered right is submitted for shareholder approval.

Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s operational metrics and other factors as warranted. Problematic provisions include but are not limited to:

▪	A classified board structure;

▪	A supermajority vote requirement;

▪	Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;

▪	The inability of shareholders to call special meetings;

▪	The inability of shareholders to act by written consent;

▪	A multi-class capital structure; and/or

▪	A non-shareholder-approved poison pill.

Management Proposals to Ratify Existing Charter or Bylaw Provisions: Vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:

▪	The presence of a shareholder proposal addressing the same issue on the same ballot;

▪	The board’s rationale for seeking ratification;

▪	Disclosure of actions to be taken by the board should the ratification proposal fail;

▪	Disclosure of shareholder engagement regarding the board’s ratification request;

▪	The level of impairment to shareholders’ rights caused by the existing provision;

▪	The history of management and shareholder proposals on the provision at the company’s past meetings;

▪	Whether the current provision was adopted in response to the shareholder proposal;

▪	The company’s ownership structure; and

▪	Previous use of ratification proposals to exclude shareholder proposals.

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

▪	The non-audit fees paid to the auditor are excessive;

▪	The company receives an adverse opinion on the company’s financial statements from its auditor; or

▪	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and potentially the full board if:

▪	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

W W W . I S S G O V E R N A N C E . C O M	16 of 86

Problematic Compensation Practices

In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

▪	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);

▪	The company maintains significant problematic pay practices; or

▪	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Generally vote against or withhold from the Compensation Committee chair, other committee members, or potentially the full board if:

▪	The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or

▪	The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.

Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.

Problematic Pledging of Company Stock: Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns. The following factors will be considered:

▪	The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;

▪	The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;

▪	Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;

▪	Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and

▪	Any other relevant factors.

Climate Accountability

For companies that are significant greenhouse gas (GHG) emitters, through their operations or value chain10, generally vote against or withhold from the incumbent chair of the responsible committee (or other directors on a case-by-case basis) in cases where ISS determines that the company is not taking the minimum steps needed to understand, assess, and mitigate risks related to climate change to the company and the larger economy.

Minimum steps to understand and mitigate those risks are considered to be the following. Both minimum criteria will be required to be in alignment with the policy :

▪	Detailed disclosure of climate-related risks, such as according to the framework established by the Task Force on Climate-related Financial Disclosures (TCFD), including:

▪	Board governance measures;

▪	Corporate strategy;

▪	Risk management analyses; and

▪	Metrics and targets.

10 Companies defined as “significant GHG emitters” will be those on the current Climate Action 100+ Focus Group list.

W W W . I S S G O V E R N A N C E . C O M	17 of 86

▪	Appropriate GHG emissions reduction targets.

At this time, “appropriate GHG emissions reductions targets” will be medium-term GHG reduction targets or Net Zero-by-2050 GHG reduction targets for a company’s operations (Scope 1) and electricity use (Scope 2). Targets should cover the vast majority of the company’s direct emissions.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

▪	Material failures of governance, stewardship, risk oversight[11], or fiduciary responsibilities at the company;

▪	Failure to replace management as appropriate; or

▪	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Voting on Director Nominees in Contested Elections

Vote-No Campaigns

General Recommendation: In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

Proxy Contests/Proxy Access

General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:

▪	Long-term financial performance of the company relative to its industry;

▪	Management’s track record;

▪	Background to the contested election;

▪	Nominee qualifications and any compensatory arrangements;

▪	Strategic plan of dissident slate and quality of the critique against management;

▪	Likelihood that the proposed goals and objectives can be achieved (both slates); and

▪	Stock ownership positions.

11 Examples of failure of risk oversight include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; demonstrably poor risk oversight of environmental and social issues, including climate change; significant adverse legal judgments or settlement; or hedging of company stock.

W W W . I S S G O V E R N A N C E . C O M	18 of 86

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether there are more candidates than board seats).

Other Board-Related Proposals

Adopt Anti-Hedging/Pledging/Speculative Investments Policy

General Recommendation: Generally vote for proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.

Board Refreshment

Board refreshment is best implemented through an ongoing program of individual director evaluations, conducted annually, to ensure the evolving needs of the board are met and to bring in fresh perspectives, skills, and diversity as needed.

Term/Tenure Limits

General Recommendation: Vote case-by-case on management proposals regarding director term/tenure limits, considering:

▪	The rationale provided for adoption of the term/tenure limit;

▪	The robustness of the company’s board evaluation process;

▪	Whether the limit is of sufficient length to allow for a broad range of director tenures;

▪	Whether the limit would disadvantage independent directors compared to non-independent directors; and

▪	Whether the board will impose the limit evenly, and not have the ability to waive it in a discriminatory manner.

Vote case-by-case on shareholder proposals asking for the company to adopt director term/tenure limits, considering:

▪	The scope of the shareholder proposal; and

▪	Evidence of problematic issues at the company combined with, or exacerbated by, a lack of board refreshment.

Age Limits

General Recommendation: Generally vote against management and shareholder proposals to limit the tenure of independent directors through mandatory retirement ages. Vote for proposals to remove mandatory age limits.

W W W . I S S G O V E R N A N C E . C O M	19 of 86

Board Size

General Recommendation: Vote for proposals seeking to fix the board size or designate a range for the board size.

Vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

General Recommendation: Vote against proposals to classify (stagger) the board.

Vote for proposals to repeal classified boards and to elect all directors annually.

CEO Succession Planning

General Recommendation: Generally vote for proposals seeking disclosure on a CEO succession planning policy, considering, at a minimum, the following factors:

▪	The reasonableness/scope of the request; and

▪	The company’s existing disclosure on its current CEO succession planning process.

Cumulative Voting

General Recommendation: Generally vote against management proposals to eliminate cumulate voting, and for shareholder proposals to restore or provide for cumulative voting, unless:

▪	The company has proxy access[12], thereby allowing shareholders to nominate directors to the company’s ballot; and

▪	The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote for proposals for cumulative voting at controlled companies (insider voting power > 50%).

12 A proxy access right that meets the recommended guidelines.

W W W . I S S G O V E R N A N C E . C O M	20 of 86

Director and Officer Indemnification, Liability Protection, and Exculpation

General Recommendation: Vote case-by-case on proposals on director and officer indemnification, liability protection, and exculpation13.

Consider the stated rationale for the proposed change. Also consider, among other factors, the extent to which the proposal would:

▪	Eliminate directors’ and officers’ liability for monetary damages for violating the duty of care;

▪	Eliminate directors’ and officers’ liability for monetary damages for violating the duty of loyalt;

▪	Expand coverage beyond just legal expenses to liability for acts that are more serious violations of fiduciary obligation than mere carelessness; and

▪	Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company’s board (i.e., “permissive indemnification”), but that previously the company was not required to indemnify.

Vote for those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

▪	If the individual was found to have acted in good faith and in a manner that the individual reasonably believed was in the best interests of the company; and

▪	If only the individual’s legal expenses would be covered.

Establish/Amend Nominee Qualifications

General Recommendation: Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and the degree to which they may preclude dissident nominees from joining the board.

Vote case-by-case on shareholder resolutions seeking a director nominee who possesses a particular subject matter expertise, considering:

▪	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;

▪	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;

▪	The company’s disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and

▪	The scope and structure of the proposal.

13 Indemnification: the condition of being secured against loss or damage.
Limited liability: a person’s financial liability is limited to a fixed sum, or personal financial assets are not at risk if the individual loses a lawsuit that results in financial award/damages to the plaintiff.
Exculpation: to eliminate or limit the personal liability of a director or officer to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director or officer.

W W W . I S S G O V E R N A N C E . C O M	21 of 86

Establish Other Board Committee Proposals

General Recommendation: Generally vote against shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:

▪	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;

▪	Level of disclosure regarding the issue for which board oversight is sought;

▪	Company performance related to the issue for which board oversight is sought;

▪	Board committee structure compared to that of other companies in its industry sector; and

▪	The scope and structure of the proposal.

Filling Vacancies/Removal of Directors

General Recommendation: Vote against proposals that provide that directors may be removed only for cause. Vote for proposals to restore shareholders’ ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Board Chair

General Recommendation: Generally vote for shareholder proposals requiring that the board chair position be filled by an independent director, taking into consideration the following:

▪	The scope and rationale of the proposal;

▪	The company’s current board leadership structure;

▪	The company’s governance structure and practices;

▪	Company performance; and

▪	Any other relevant factors that may be applicable.

The following factors will increase the likelihood of a “for” recommendation:

▪	A majority non-independent board and/or the presence of non-independent directors on key board committees;

▪	A weak or poorly-defined lead independent director role that fails to serve as an appropriate counterbalance to a combined CEO/chair role;

▪	The presence of an executive or non-independent chair in addition to the CEO, a recent recombination of the role of CEO and chair, and/or departure from a structure with an independent chair;

▪	Evidence that the board has failed to oversee and address material risks facing the company;

▪	A material governance failure, particularly if the board has failed to adequately respond to shareholder concerns or if the board has materially diminished shareholder rights; or

▪	Evidence that the board has failed to intervene when management’s interests are contrary to shareholders’ interests.

W W W . I S S G O V E R N A N C E . C O M	22 of 86

Majority of Independent Directors/Establishment of Independent Committees

General Recommendation: Vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’ definition of Independent Director (See ISS’ Classification of Directors.)

Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless they currently meet that standard.

Majority Vote Standard for the Election of Directors

General Recommendation: Generally vote for management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Vote against if no carve-out for a plurality vote standard in contested elections is included.

Generally vote for precatory and binding shareholder resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Proxy Access

General Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:

▪	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;

▪	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;

▪	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group; and

▪	Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access. Generally vote against proposals that are more restrictive than these guidelines.

Require More Nominees than Open Seats

General Recommendation: Vote against shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

W W W . I S S G O V E R N A N C E . C O M	23 of 86

Shareholder Engagement Policy (Shareholder Advisory Committee)

General Recommendation: Generally vote for shareholder proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

▪	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

▪	Effectively disclosed information with respect to this structure to its shareholders;

▪	Company has not ignored majority-supported shareholder proposals, or a majority withhold vote on a director nominee; and

▪	The company has an independent chair or a lead director, according to ISS’ definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

W W W . I S S G O V E R N A N C E . C O M	24 of 86

2.	Audit-Related

Auditor Indemnification and Limitation of Liability

General Recommendation: Vote case-by-case on the issue of auditor indemnification and limitation of liability. Factors to be assessed include, but are not limited to:

▪	The terms of the auditor agreement—the degree to which these agreements impact shareholders’ rights;

▪	The motivation and rationale for establishing the agreements;

▪	The quality of the company’s disclosure; and

▪	The company’s historical practices in the audit area.

Vote against or withhold from members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Auditor Ratification

General Recommendation: Vote for proposals to ratify auditors unless any of the following apply:

▪	An auditor has a financial interest in or association with the company, and is therefore not independent;

▪	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

▪	Poor accounting practices are identified that rise to a serious level of concern, such as fraud or misapplication of GAAP; or

▪	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

▪	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns and refund claims, and tax payment planning. All other services in the tax category, such as tax advice, planning, or consulting, should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

In circumstances where “Other” fees include fees related to significant one-time capital structure events (such as initial public offerings, bankruptcy emergence, and spin-offs) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Shareholder Proposals Limiting Non-Audit Services

General Recommendation: Vote case-by-case on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

W W W . I S S G O V E R N A N C E . C O M	25 of 86

Shareholder Proposals on Audit Firm Rotation

General Recommendation: Vote case-by-case on shareholder proposals asking for audit firm rotation, taking into account:

▪	The tenure of the audit firm;

▪	The length of rotation specified in the proposal;

▪	Any significant audit-related issues at the company;

▪	The number of Audit Committee meetings held each year;

▪	The number of financial experts serving on the committee; and

▪	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

W W W . I S S G O V E R N A N C E . C O M	26 of 86

3.	Shareholder Rights & Defenses

Advance Notice Requirements for Shareholder Proposals/Nominations

General Recommendation: Vote case-by-case on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory, and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/nominations must be no earlier than 120 days prior to the anniversary of the previous year’s meeting and have a submittal window of no shorter than 30 days from the beginning of the notice period (also known as a 90-120-day window). The submittal window is the period under which shareholders must file their proposals/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

Amend Bylaws without Shareholder Consent

General Recommendation: Vote against proposals giving the board exclusive authority to amend the bylaws.

Vote case-by-case on proposals giving the board the ability to amend the bylaws in addition to shareholders, taking into account the following:

▪	Any impediments to shareholders’ ability to amend the bylaws (i.e. supermajority voting requirements);

▪	The company’s ownership structure and historical voting turnout;

▪	Whether the board could amend bylaws adopted by shareholders; and

▪	Whether shareholders would retain the ability to ratify any board-initiated amendments.

Control Share Acquisition Provisions

General Recommendation: Vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote against proposals to amend the charter to include control share acquisition provisions.

Vote for proposals to restore voting rights to the control shares.

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

W W W . I S S G O V E R N A N C E . C O M	27 of 86

Control Share Cash-Out Provisions

General Recommendation: Vote for proposals to opt out of control share cash-out statutes.

Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Disgorgement Provisions

General Recommendation: Vote for proposals to opt out of state disgorgement provisions.

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge, or pay back, to the company any profits realized from the sale of that company’s stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor’s gaining control status are subject to these recapture-of-profits provisions.

Fair Price Provisions

General Recommendation: Vote case-by-case on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-Out Provisions

General Recommendation: Vote for proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail

General Recommendation: Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Vote case-by-case on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

W W W . I S S G O V E R N A N C E . C O M	28 of 86

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Shareholder Litigation Rights

Federal Forum Selection Provisions

Federal forum selection provisions require that U.S. federal courts be the sole forum for shareholders to litigate claims arising under federal securities law.

General Recommendation: Generally vote for federal forum selection provisions in the charter or bylaws that specify “the district courts of the United States” as the exclusive forum for federal securities law matters, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

Vote against provisions that restrict the forum to a particular federal district court; unilateral adoption (without a shareholder vote) of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.

Exclusive Forum Provisions for State Law Matters

Exclusive forum provisions in the charter or bylaws restrict shareholders’ ability to bring derivative lawsuits against the company, for claims arising out of state corporate law, to the courts of a particular state (generally the state of incorporation).

General Recommendation: Generally vote for charter or bylaw provisions that specify courts located within the state of Delaware as the exclusive forum for corporate law matters for Delaware corporations, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

For states other than Delaware, vote case-by-case on exclusive forum provisions, taking into consideration:

▪	The company’s stated rationale for adopting such a provision;

▪	Disclosure of past harm from duplicative shareholder lawsuits in more than one forum;

▪	The breadth of application of the charter or bylaw provision, including the types of lawsuits to which it would apply and the definition of key terms; and

▪	Governance features such as shareholders’ ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the charter or bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally vote against provisions that specify a state other than the state of incorporation as the exclusive forum for corporate law matters, or that specify a particular local court within the state; unilateral adoption of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.

Fee shifting

Fee-shifting provisions in the charter or bylaws require that a shareholder who sues a company unsuccessfully pay all litigation expenses of the defendant corporation and its directors and officers.

W W W . I S S G O V E R N A N C E . C O M	29 of 86

General Recommendation: Generally vote against provisions that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., including cases where the plaintiffs are partially successful).

Unilateral adoption of a fee-shifting provision will generally be considered an ongoing failure under the Unilateral Bylaw/Charter Amendments policy.

Net Operating Loss (NOL) Protective Amendments

General Recommendation: Vote against proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (NOL) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

▪	The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);

▪	The value of the NOLs;

▪	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);

▪	The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

▪	Any other factors that may be applicable.

Poison Pills (Shareholder Rights Plans)

Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy

General Recommendation: Vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has: (1) A shareholder-approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

▪	Shareholders have approved the adoption of the plan; or

▪	The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote for the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

W W W . I S S G O V E R N A N C E . C O M	30 of 86

Management Proposals to Ratify a Poison Pill

General Recommendation: Vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

▪	No lower than a 20 percent trigger, flip-in or flip-over;

▪	A term of no more than three years;

▪	No deadhand, slowhand, no-hand, or similar feature that limits the ability of a future board to redeem the pill; and

▪	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

General Recommendation: Vote against proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

▪	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);

▪	The value of the NOLs;

▪	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

▪	The company’s existing governance structure, including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

▪	Any other factors that may be applicable.

Proxy Voting Disclosure, Confidentiality, and Tabulation

General Recommendation: Vote case-by-case on proposals regarding proxy voting mechanics, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder rights. Specific issues covered under the policy include, but are not limited to, confidential voting of individual proxies and ballots, confidentiality of running vote tallies, and the treatment of abstentions and/or broker non-votes in the company’s vote-counting methodology.

While a variety of factors may be considered in each analysis, the guiding principles are: transparency, consistency, and fairness in the proxy voting process. The factors considered, as applicable to the proposal, may include:

▪	The scope and structure of the proposal;

W W W . I S S G O V E R N A N C E . C O M	31 of 86

▪	The company’s stated confidential voting policy (or other relevant policies) and whether it ensures a “level playing field” by providing shareholder proponents with equal access to vote information prior to the annual meeting;

▪	The company’s vote standard for management and shareholder proposals and whether it ensures consistency and fairness in the proxy voting process and maintains the integrity of vote results;

▪	Whether the company’s disclosure regarding its vote counting method and other relevant voting policies with respect to management and shareholder proposals are consistent and clear;

▪	Any recent controversies or concerns related to the company’s proxy voting mechanics;

▪	Any unintended consequences resulting from implementation of the proposal; and

▪	Any other factors that may be relevant.

Ratification Proposals: Management Proposals to Ratify Existing Charter or Bylaw Provisions

General Recommendation: Generally vote against management proposals to ratify provisions of the company’s existing charter or bylaws, unless these governance provisions align with best practice.

In addition, voting against/withhold from individual directors, members of the governance committee, or the full board may be warranted, considering:

▪	The presence of a shareholder proposal addressing the same issue on the same ballot;

▪	The board’s rationale for seeking ratification;

▪	Disclosure of actions to be taken by the board should the ratification proposal fail;

▪	Disclosure of shareholder engagement regarding the board’s ratification request;

▪	The level of impairment to shareholders’ rights caused by the existing provision;

▪	The history of management and shareholder proposals on the provision at the company’s past meetings;

▪	Whether the current provision was adopted in response to the shareholder proposal;

▪	The company’s ownership structure; and

▪	Previous use of ratification proposals to exclude shareholder proposals.

Reimbursing Proxy Solicitation Expenses

General Recommendation: Vote case-by-case on proposals to reimburse proxy solicitation expenses.

When voting in conjunction with support of a dissident slate, vote for the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote for shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

▪	The election of fewer than 50 percent of the directors to be elected is contested in the election;

▪	One or more of the dissident’s candidates is elected;

▪	Shareholders are not permitted to cumulate their votes for directors; and

▪	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

W W W . I S S G O V E R N A N C E . C O M	32 of 86

Reincorporation Proposals

General Recommendation: Management or shareholder proposals to change a company’s state of incorporation should be evaluated case-by-case, giving consideration to both financial and corporate governance concerns including the following:

▪	Reasons for reincorporation;

▪	Comparison of company’s governance practices and provisions prior to and following the reincorporation; and

▪	Comparison of corporation laws of original state and destination state.

Vote for reincorporation when the economic factors outweigh any neutral or negative governance changes.

Shareholder Ability to Act by Written Consent

General Recommendation: Generally vote against management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

▪	Shareholders’ current right to act by written consent;

▪	The consent threshold;

▪	The inclusion of exclusionary or prohibitive language;

▪	Investor ownership structure; and

▪	Shareholder support of, and management’s response to, previous shareholder proposals.

Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

▪	An unfettered[14] right for shareholders to call special meetings at a 10 percent threshold;

▪	A majority vote standard in uncontested director elections;

▪	No non-shareholder-approved pill; and

▪	An annually elected board.

Shareholder Ability to Call Special Meetings

General Recommendation: Vote against management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote for management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

14 “Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

W W W . I S S G O V E R N A N C E . C O M	33 of 86

▪	Shareholders’ current right to call special meetings;

▪	Minimum ownership threshold necessary to call special meetings (10 percent preferred);

▪	The inclusion of exclusionary or prohibitive language;

▪	Investor ownership structure; and

▪	Shareholder support of, and management’s response to, previous shareholder proposals.

Stakeholder Provisions

General Recommendation: Vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Antitakeover Statutes

General Recommendation: Vote case-by-case on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).

Supermajority Vote Requirements

General Recommendation: Vote against proposals to require a supermajority shareholder vote.

Vote for management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote case-by-case, taking into account:

▪	Ownership structure;

▪	Quorum requirements; and

▪	Vote requirements.

Virtual Shareholder Meetings

General Recommendation: Generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only15 meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.

Vote case-by-case on shareholder proposals concerning virtual-only meetings, considering:

▪	Scope and rationale of the proposal; and

▪	Concerns identified with the company’s prior meeting practices.

15 Virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively using technology without a corresponding in-person meeting.

W W W . I S S G O V E R N A N C E . C O M	34 of 86

4.	Capital/Restructuring

Capital

Adjustments to Par Value of Common Stock

General Recommendation: Vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action.

Vote for management proposals to eliminate par value.

Common Stock Authorization

General Authorization Requests

General Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of common stock that are to be used for general corporate purposes:

▪	If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized share;

▪	If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares;

▪	If share usage is greater than current authorized shares, vote for an increase of up to the current share usage; or

▪	In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.

Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

▪	The proposal seeks to increase the number of authorized shares of the class of common stock that has superior voting rights to other share classes;

▪	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;

▪	The company has a non-shareholder approved poison pill (including an NOL pill); or

▪	The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

▪	In, or subsequent to, the company’s most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;

▪	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or

▪	A government body has in the past year required the company to increase its capital ratios.

W W W . I S S G O V E R N A N C E . C O M	35 of 86

For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.

Specific Authorization Requests

General Recommendation: Generally vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:

▪	twice the amount needed to support the transactions on the ballot, and

▪	the allowable increase as calculated for general issuances above.

Dual Class Structure

General Recommendation: Generally vote against proposals to create a new class of common stock unless:

▪	The company discloses a compelling rationale for the dual-class capital structure, such as:

▪	The company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern; or

▪	The new class of shares will be transitory;

▪	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and

▪	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

General Recommendation: Vote against proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder-approved shareholder rights plan (poison pill).

Preemptive Rights

General Recommendation: Vote case-by-case on shareholder proposals that seek preemptive rights, taking into consideration:

▪	The size of the company;

▪	The shareholder base; and

▪	The liquidity of the stock.

W W W . I S S G O V E R N A N C E . C O M	36 of 86

Preferred Stock Authorization

General Authorization Requests

General Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of preferred stock that are to be used for general corporate purposes:

▪	If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares;

▪	If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares;

▪	If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.

▪	In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization; or

▪	If no preferred shares are currently issued and outstanding, vote against the request, unless the company discloses a specific use for the shares.

Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

▪	If the shares requested are blank check preferred shares that can be used for antitakeover purposes;[16]

▪	The company seeks to increase a class of non-convertible preferred shares entitled to more than one vote per share on matters that do not solely affect the rights of preferred stockholders “supervoting shares”);

▪	The company seeks to increase a class of convertible preferred shares entitled to a number of votes greater than the number of common shares into which they are convertible (“supervoting shares”) on matters that do not solely affect the rights of preferred stockholders;

▪	The stated intent of the increase in the general authorization is to allow the company to increase an existing designated class of supervoting preferred shares;

▪	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;

▪	The company has a non-shareholder approved poison pill (including an NOL pill); and

▪	The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

▪	In, or subsequent to, the company’s most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;

▪	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or

▪	A government body has in the past year required the company to increase its capital ratios.

For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.

16 To be acceptable, appropriate disclosure would be needed that the shares are “declawed”: i.e., representation by the board that it will not, without prior stockholder approval, issue or use the preferred stock for any defensive or anti-takeover purpose or for the purpose of implementing any stockholder rights plan.

W W W . I S S G O V E R N A N C E . C O M	37 of 86

Specific Authorization Requests

General Recommendation: Generally vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:

▪	twice the amount needed to support the transactions on the ballot, and

▪	the allowable increase as calculated for general issuances above.

Recapitalization Plans

General Recommendation: Vote case-by-case on recapitalizations (reclassifications of securities), taking into account the following:

▪	More simplified capital structure;

▪	Enhanced liquidity;

▪	Fairness of conversion terms;

▪	Impact on voting power and dividends;

▪	Reasons for the reclassification;

▪	Conflicts of interest; and

▪	Other alternatives considered.

Reverse Stock Splits

General Recommendation: Vote for management proposals to implement a reverse stock split if:

▪	The number of authorized shares will be proportionately reduced; or

▪	The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with ISS’ Common Stock Authorization policy.

Vote case-by-case on proposals that do not meet either of the above conditions, taking into consideration the following factors:

▪	Stock exchange notification to the company of a potential delisting;

▪	Disclosure of substantial doubt about the company’s ability to continue as a going concern without additional financing;

▪	The company’s rationale; or

▪	Other factors as applicable.

Share Issuance Mandates at U.S. Domestic Issuers Incorporated Outside the U.S.

General Recommendation: For U.S. domestic issuers incorporated outside the U.S. and listed solely on a U.S. exchange, generally vote for resolutions to authorize the issuance of common shares up to 20 percent of currently issued common share capital, where not tied to a specific transaction or financing proposal.

W W W . I S S G O V E R N A N C E . C O M	38 of 86

For pre-revenue or other early-stage companies that are heavily reliant on periodic equity financing, generally vote for resolutions to authorize the issuance of common shares up to 50 percent of currently issued common share capital. The burden of proof will be on the company to establish that it has a need for the higher limit.

Renewal of such mandates should be sought at each year’s annual meeting.

Vote case-by-case on share issuances for a specific transaction or financing proposal.

Share Repurchase Programs

General Recommendation: For U.S.-incorporated companies, and foreign-incorporated U.S. Domestic Issuers that are traded solely on U.S. exchanges, vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, or to grant the board authority to conduct open-market repurchases, in the absence of company-specific concerns regarding:

▪	Greenmail;

▪	The use of buybacks to inappropriately manipulate incentive compensation metrics;

▪	Threats to the company’s long-term viability; or

▪	Other company-specific factors as warranted.

Vote case-by-case on proposals to repurchase shares directly from specified shareholders, balancing the stated rationale against the possibility for the repurchase authority to be misused, such as to repurchase shares from insiders at a premium to market price.

Share Repurchase Programs Shareholder Proposals

General Recommendation: Generally vote against shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote for the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Stock Distributions: Splits and Dividends

General Recommendation: Generally vote for management proposals to increase the common share authorization for stock split or stock dividend, provided that the effective increase in authorized shares is equal to or is less than the allowable increase calculated in accordance with ISS’ Common Stock Authorization policy.

W W W . I S S G O V E R N A N C E . C O M	39 of 86

Tracking Stock

General Recommendation: Vote case-by-case on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

▪	Adverse governance changes;

▪	Excessive increases in authorized capital stock;

▪	Unfair method of distribution;

▪	Diminution of voting rights;

▪	Adverse conversion features;

▪	Negative impact on stock option plans; and

▪	Alternatives such as spin-off.

Restructuring

Appraisal Rights

General Recommendation: Vote for proposals to restore or provide shareholders with rights of appraisal.

Asset Purchases

General Recommendation: Vote case-by-case on asset purchase proposals, considering the following factors:

▪	Purchase price;

▪	Fairness opinion;

▪	Financial and strategic benefits;

▪	How the deal was negotiated;

▪	Conflicts of interest;

▪	Other alternatives for the business; and

▪	Non-completion risk.

Asset Sales

General Recommendation: Vote case-by-case on asset sales, considering the following factors:

▪	Impact on the balance sheet/working capital;

▪	Potential elimination of diseconomies;

▪	Anticipated financial and operating benefits;

▪	Anticipated use of funds;

▪	Value received for the asset;

▪	Fairness opinion;

▪	How the deal was negotiated; and

▪	Conflicts of interest.

W W W . I S S G O V E R N A N C E . C O M	40 of 86

Bundled Proposals

General Recommendation: Vote case-by-case on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

General Recommendation: Vote case-by-case on proposals regarding conversion of securities. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

General Recommendation: Vote case-by-case on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, after evaluating:

▪	Dilution to existing shareholders’ positions;

▪	Terms of the offer - discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy;

▪	Financial issues - company’s financial situation; degree of need for capital; use of proceeds; effect of the financing on the company’s cost of capital;

▪	Management’s efforts to pursue other alternatives;

▪	Control issues - change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and

▪	Conflict of interest - arm’s length transaction, managerial incentives.

Vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

General Recommendation: Vote case-by-case on proposals regarding the formation of a holding company, taking into consideration the following:

▪	The reasons for the change;

▪	Any financial or tax benefits;

▪	Regulatory benefits;

▪	Increases in capital structure; and

W W W . I S S G O V E R N A N C E . C O M	41 of 86

▪	Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend for the transaction, vote against the formation of a holding company if the transaction would include either of the following:

▪	Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital”); or

▪	Adverse changes in shareholder rights.

Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)

General Recommendation: Vote case-by-case on going private transactions, taking into account the following:

▪	Offer price/premium;

▪	Fairness opinion;

▪	How the deal was negotiated;

▪	Conflicts of interest;

▪	Other alternatives/offers considered; and

▪	Non-completion risk.

Vote case-by-case on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

▪	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock); and

▪	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:

▪	Are all shareholders able to participate in the transaction?

▪	Will there be a liquid market for remaining shareholders following the transaction?

▪	Does the company have strong corporate governance?

▪	Will insiders reap the gains of control following the proposed transaction? and

▪	Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

Joint Ventures

General Recommendation: Vote case-by-case on proposals to form joint ventures, taking into account the following:

▪	Percentage of assets/business contributed;

▪	Percentage ownership;

▪	Financial and strategic benefits;

▪	Governance structure;

▪	Conflicts of interest;

▪	Other alternatives; and

▪	Non-completion risk.

W W W . I S S G O V E R N A N C E . C O M	42 of 86

Liquidations

General Recommendation: Vote case-by-case on liquidations, taking into account the following:

▪	Management’s efforts to pursue other alternatives;

▪	Appraisal value of assets; and

▪	The compensation plan for executives managing the liquidation.

Vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

▪	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.

▪	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

▪	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

▪	Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

▪	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

▪	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Private Placements/Warrants/Convertible Debentures

General Recommendation: Vote case-by-case on proposals regarding private placements, warrants, and convertible debentures taking into consideration:

▪	Dilution to existing shareholders’ position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent preemptive rights, is typically dilutive to existing shareholders, share price

W W W . I S S G O V E R N A N C E . C O M	43 of 86

appreciation is often the necessary event to trigger the exercise of “out of the money” warrants and convertible debt. In these instances from a value standpoint, the negative impact of dilution is mitigated by the increase in the company’s stock price that must occur to trigger the dilutive event.

▪	Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):

▪	The terms of the offer should be weighed against the alternatives of the company and in light of company’s financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.

▪	When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry, and anticipation of future performance.

▪	Financial issues:

▪	The company’s financial condition;

▪	Degree of need for capital;

▪	Use of proceeds;

▪	Effect of the financing on the company’s cost of capital;

▪	Current and proposed cash burn rate; and

▪	Going concern viability and the state of the capital and credit markets.

▪	Management’s efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger, or sale of part or all of the company.

▪	Control issues:

▪	Change in management;

▪	Change in control;

▪	Guaranteed board and committee seats;

▪	Standstill provisions;

▪	Voting agreements;

▪	Veto power over certain corporate actions; and

▪	Minority versus majority ownership and corresponding minority discount or majority control premium.

▪	Conflicts of interest:

▪	Conflicts of interest should be viewed from the perspective of the company and the investor; and

▪	Were the terms of the transaction negotiated at arm’s length? Are managerial incentives aligned with shareholder interests?

▪	Market reaction:

▪	The market’s response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

Vote for the private placement, or for the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.

W W W . I S S G O V E R N A N C E . C O M	44 of 86

Reorganization/Restructuring Plan (Bankruptcy)

General Recommendation: Vote case-by-case on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

▪	Estimated value and financial prospects of the reorganized company;

▪	Percentage ownership of current shareholders in the reorganized company;

▪	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);

▪	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);

▪	Existence of a superior alternative to the plan of reorganization; and

▪	Governance of the reorganized company.

Special Purpose Acquisition Corporations (SPACs)

General Recommendation: Vote case-by-case on SPAC mergers and acquisitions taking into account the following:

▪	Valuation - Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target if it is a private entity.

▪	Market reaction - How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

▪	Deal timing - A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.

▪	Negotiations and process - What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.

▪	Conflicts of interest - How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80 percent rule (the charter requires that the fair market value of the target is at least equal to 80 percent of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24-month timeframe.

▪	Voting agreements - Are the sponsors entering into enter into any voting agreements/tender offers with shareholders who are likely to vote against the proposed merger or exercise conversion rights?

▪	Governance - What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?

Special Purpose Acquisition Corporations (SPACs) - Proposals for Extensions

General Recommendation: Vote case-by-case on SPAC extension proposals taking into account the length of the requested extension, the status of any pending transaction(s) or progression of the acquisition process, any added incentive for non-redeeming shareholders, and any prior extension requests.

▪	Length of request: Typically, extension requests range from two to six months, depending on the progression of the SPAC’s acquistion process.

W W W . I S S G O V E R N A N C E . C O M	45 of 86

▪	Pending transaction(s) or progression of the acquisition process: Sometimes an intial business combination was already put to a shareholder vote, but, for varying reasons, the transaction could not be consummated by the termination date and the SPAC is requesting an extension. Other times, the SPAC has entered into a definitive transaction agreement, but needs additional time to consummate or hold the shareholder meeting.

▪	Added incentive for non-redeeming shareholders: Sometimes the SPAC sponsor (or other insiders) will contribute, typically as a loan to the company, additional funds that will be added to the redemption value of each public share as long as such shares are not redeemed in connection with the extension request. The purpose of the “equity kicker” is to incentivize shareholders to hold their shares through the end of the requested extension or until the time the transaction is put to a shareholder vote, rather than electing redeemption at the extension proposal meeting.

▪	Prior extension requests: Some SPACs request additional time beyond the extension period sought in prior extension requests.

Spin-offs

General Recommendation: Vote case-by-case on spin-offs, considering:

▪	Tax and regulatory advantages;

▪	Planned use of the sale proceeds;

▪	Valuation of spinoff;

▪	Fairness opinion;

▪	Benefits to the parent company;

▪	Conflicts of interest;

▪	Managerial incentives;

▪	Corporate governance changes; and

▪	Changes in the capital structure.

Value Maximization Shareholder Proposals

General Recommendation: Vote case-by-case on shareholder proposals seeking to maximize shareholder value by:

▪	Hiring a financial advisor to explore strategic alternatives;

▪	Selling the company; or

▪	Liquidating the company and distributing the proceeds to shareholders.

These proposals should be evaluated based on the following factors:

▪	Prolonged poor performance with no turnaround in sight;

▪	Signs of entrenched board and management (such as the adoption of takeover defenses);

▪	Strategic plan in place for improving value;

▪	Likelihood of receiving reasonable value in a sale or dissolution; and

▪	The company actively exploring its strategic options, including retaining a financial advisor.

W W W . I S S G O V E R N A N C E . C O M	46 of 86

5.	Compensation

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly; and

5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors is reasonable and does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Say-on-Pay)

General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:

▪	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);

▪	The company maintains significant problematic pay practices; or

▪	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

▪	There is no SOP on the ballot, and an against vote on an SOP would otherwise be warranted due to pay-for-performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

▪	The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;

▪	The company has recently practiced or approved problematic pay practices, such as option repricing or option backdating; or

▪	The situation is egregious.

W W W . I S S G O V E R N A N C E . C O M	47 of 86

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the S&P1500, Russell 3000, or Russell 3000E Indices17, this analysis considers the following:

1.	Peer Group[18] Alignment:

▪	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.

▪	The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.

▪	The multiple of the CEO’s total pay relative to the peer group median in the most recent fiscal year.

2.	Absolute Alignment[19] – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, a misalignment between pay and performance is otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to an evaluation of how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

▪	The ratio of performance- to time-based incentive awards;

▪	The overall ratio of performance-based compensation to fixed or discretionary pay;

▪	The rigor of performance goals;

▪	The complexity and risks around pay program design;

▪	The transparency and clarity of disclosure;

▪	The company’s peer group benchmarking practices;

▪	Financial/operational results, both absolute and relative to peers;

▪	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

▪	Realizable pay[20] compared to grant pay; and

▪	Any other factors deemed relevant.

17 The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.

18 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company’s selected peers’ GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market-cap bucket that is reflective of the company’s market cap. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.

19 Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.

20 ISS research reports include realizable pay for S&P1500 companies.

W W W . I S S G O V E R N A N C E . C O M	48 of 86

Problematic Pay Practices

Problematic pay elements are generally evaluated case-by-case considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. The focus is on executive compensation practices that contravene the global pay principles, including:

▪	Problematic practices related to non-performance-based compensation elements;

▪	Incentives that may motivate excessive risk-taking or present a windfall risk; and

▪	Pay decisions that circumvent pay-for-performance, such as options backdating or waiving performance requirements.

The list of examples below highlights certain problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

▪	Repricing or replacing of underwater stock options/SARs without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

▪	Extraordinary perquisites or tax gross-ups;

▪	New or materially amended agreements that provide for:

▪	Excessive termination or CIC severance payments (generally exceeding 3 times base salary and average/target/most recent bonus);

▪	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers) or in connection with a problematic Good Reason definition;

▪	CIC excise tax gross-up entitlements (including “modified” gross-ups); and/or

▪	Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;

▪	Liberal CIC definition combined with any single-trigger CIC benefits;

▪	Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI’s executives is not possible;

▪	Severance payments made when the termination is not clearly disclosed as involuntary (for example, a termination without cause or resignation for good reason); and/or

▪	Any other provision or practice deemed to be egregious and present a significant risk to investors.

The above examples are not an exhaustive list. Please refer to ISS’ U.S. Compensation Policies FAQ document for additional detail on specific pay practices that have been identified as problematic and may lead to negative vote recommendations.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

▪	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

▪	Duration of options backdating;

▪	Size of restatement due to options backdating;

▪	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

▪	Adoption of a grant policy that prohibits backdating and creates a fixed grant schedule or window period for equity grants in the future.

Compensation Committee Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

W W W . I S S G O V E R N A N C E . C O M	49 of 86

▪	Failure to respond to majority-supported shareholder proposals on executive pay topics; or

▪	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

▪	Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

▪	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;

▪	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;

▪	Other recent compensation actions taken by the company;

▪	Whether the issues raised are recurring or isolated;

▪	The company’s ownership structure; and

▪	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

General Recommendation: Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

General Recommendation: Vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers but also considering new or extended arrangements.

Features that may result in an “against” recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

▪	Single- or modified-single-trigger cash severance;

▪	Single-trigger acceleration of unvested equity awards;

▪	Full acceleration of equity awards granted shortly before the change in control;

▪	Acceleration of performance awards above the target level of performance without compelling rationale;

▪	Excessive cash severance (generally >3x base salary and bonus);

▪	Excise tax gross-ups triggered and payable;

▪	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or

▪	Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

▪	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

W W W . I S S G O V E R N A N C E . C O M	50 of 86

In cases where the golden parachute vote is incorporated into a company’s advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans

Please refer to ISS’ U.S. Equity Compensation Plans FAQ document for additional details on the Equity Plan Scorecard policy.

General Recommendation: Vote case-by-case on certain equity-based compensation plans21 depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “Equity Plan Scorecard” (EPSC) approach with three pillars:

▪	Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

▪	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and

▪	SVT based only on new shares requested plus shares remaining for future grants.

▪	Plan Features:

▪	Quality of disclosure around vesting upon a change in control (CIC);

▪	Discretionary vesting authority;

▪	Liberal share recycling on various award types;

▪	Lack of minimum vesting period for grants made under the plan; and

▪	Dividends payable prior to award vesting.

▪	Grant Practices:

▪	The company’s three-year burn rate relative to its industry/market cap peers;

▪	Vesting requirements in CEO’s recent equity grants (3-year look-back);

▪	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);

▪	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;

▪	Whether the company maintains a sufficient claw-back policy; and

▪	Whether the company maintains sufficient post-exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders’ interests, or if any of the following egregious factors (“overriding factors”) apply:

▪	Awards may vest in connection with a liberal change-of-control definition;

▪	The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies – or by not prohibiting it when the company has a history of repricing – for non-listed companies);

21 Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.

W W W . I S S G O V E R N A N C E . C O M	51 of 86

▪	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances;

▪	The plan is excessively dilutive to shareholders’ holdings;

▪	The plan contains an evergreen (automatic share replenishment) feature; or

▪	Any other plan features are determined to have a significant negative impact on shareholder interests.

Further Information on certain EPSC Factors:

Shareholder Value Transfer (SVT)

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised (using two measures, in the case of plans subject to the Equity Plan Scorecard evaluation, as noted above). All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full-value awards), the assumption is made that all awards to be granted will be the most expensive types.

For proposals that are not subject to the Equity Plan Scorecard evaluation, Shareholder Value Transfer is reasonable if it falls below a company-specific benchmark. The benchmark is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size, and cash compensation into the industry cap equations to arrive at the company’s benchmark.22

Three-Year Value-Adjusted Burn Rate

A “Value-Adjusted Burn Rate” is used for stock plan evaluations. Value-Adjusted Burn Rate benchmarks are calculated as the greater of: (1) an industry-specific threshold based on three-year burn rates within the company’s GICS group segmented by S&P 500, Russell 3000 index (less the S&P 500) and non-Russell 3000 index; and (2) a de minimis threshold established separately for each of the S&P 500, the Russell 3000 index less the S&P 500, and the non-Russell 3000 index. Year-over-year burn-rate benchmark changes will be limited to a predetermined range above or below the prior year’s burn-rate benchmark.

The Value-Adjusted Burn Rate is calculated as follows:

Value-Adjusted Burn Rate = ((# of options * option’s dollar value using a Black-Scholes model) + (# of full-value awards * stock price)) / (Weighted average common shares * stock price).

22 For plans evaluated under the Equity Plan Scorecard policy, the company’s SVT benchmark is considered along with other factors.

W W W . I S S G O V E R N A N C E . C O M	52 of 86

Egregious Factors

Liberal Change in Control Definition

Generally vote against equity plans if the plan has a liberal definition of change in control and the equity awards could vest upon such liberal definition of change in control, even though an actual change in control may not occur. Examples of such a definition include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

Repricing Provisions

Vote against plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval. “Repricing” typically includes the ability to do any of the following:

▪	Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;

▪	Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs;

▪	Cancel underwater options in exchange for stock awards; or

▪	Provide cash buyouts of underwater options.

While the above cover most types of repricing, ISS may view other provisions as akin to repricing depending on the facts and circumstances.

Also, vote against or withhold from members of the Compensation Committee who approved repricing (as defined above or otherwise determined by ISS), without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote against plans that do not expressly prohibit repricing or cash buyout of underwater options without shareholder approval if the company has a history of repricing/buyouts without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Problematic Pay Practices or Significant Pay-for-Performance Disconnect

If the equity plan on the ballot is a vehicle for problematic pay practices, vote against the plan.

ISS may recommend a vote against the equity plan if the plan is determined to be a vehicle for pay-for-performance misalignment. Considerations in voting against the equity plan may include, but are not limited to:

▪	Severity of the pay-for-performance misalignment;

▪	Whether problematic equity grant practices are driving the misalignment; and/or

▪	Whether equity plan awards have been heavily concentrated to the CEO and/or the other NEOs.

W W W . I S S G O V E R N A N C E . C O M	53 of 86

Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m))

General Recommendation: Vote case-by-case on amendments to cash and equity incentive plans.

Generally vote for proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

▪	Addresses administrative features only; or

▪	Seeks approval for Section 162(m) purposes only, and the plan administering committee consists entirely of independent directors, per ISS’ Classification of Directors. Note that if the company is presenting the plan to shareholders for the first time for any reason (including after the company’s initial public offering), or if the proposal is bundled with other material plan amendments, then the recommendation will be case-by-case (see below).

Vote against proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

▪	Seeks approval for Section 162(m) purposes only, and the plan administering committee does not consist entirely of independent directors, per ISS’ Classification of Directors.

Vote case-by-case on all other proposals to amend cash incentive plans. This includes plans presented to shareholders for the first time after the company’s IPO and/or proposals that bundle material amendment(s) other than those for Section 162(m) purposes.

Vote case-by-case on all other proposals to amend equity incentive plans, considering the following:

▪	If the proposal requests additional shares and/or the amendments include a term extension or addition of full value awards as an award type, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of the amendments;

▪	If the plan is being presented to shareholders for the first time (including after the company’s IPO), whether or not additional shares are being requested, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of any amendments; and

▪	If there is no request for additional shares and the amendments do not include a term extension or addition of full value awards as an award type, then the recommendation will be based entirely on an analysis of the overall impact of the amendments, and the EPSC evaluation will be shown only for informational purposes.

In the first two case-by-case evaluation scenarios, the EPSC evaluation/score is the more heavily weighted consideration.

Specific Treatment of Certain Award Types in Equity Plan Evaluations

Dividend Equivalent Rights

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

W W W . I S S G O V E R N A N C E . C O M	54 of 86

Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)

For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

Other Compensation Plans

401(k) Employee Benefit Plans

General Recommendation: Vote for proposals to implement a 401(k) savings plan for employees.

Employee Stock Ownership Plans (ESOPs)

General Recommendation: Vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans—Qualified Plans

General Recommendation: Vote case-by-case on qualified employee stock purchase plans. Vote for employee stock purchase plans where all of the following apply:

▪	Purchase price is at least 85 percent of fair market value;

▪	Offering period is 27 months or less; and

▪	The number of shares allocated to the plan is 10 percent or less of the outstanding shares.

Vote against qualified employee stock purchase plans where when the plan features do not meet all of the above criteria.

Employee Stock Purchase Plans—Non-Qualified Plans

General Recommendation: Vote case-by-case on nonqualified employee stock purchase plans. Vote for nonqualified employee stock purchase plans with all the following features:

▪	Broad-based participation;

▪	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

▪	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value; and

▪	No discount on the stock price on the date of purchase when there is a company matching contribution.

W W W . I S S G O V E R N A N C E . C O M	55 of 86

Vote against nonqualified employee stock purchase plans when the plan features do not meet all of the above criteria. If the matching contribution or effective discount exceeds the above, ISS may evaluate the SVT cost of the plan as part of the assessment.

Option Exchange Programs/Repricing Options

General Recommendation: Vote case-by-case on management proposals seeking approval to exchange/reprice options taking into consideration:

▪	Historic trading patterns--the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

▪	Rationale for the re-pricing--was the stock price decline beyond management’s control?;

▪	Is this a value-for-value exchange?;

▪	Are surrendered stock options added back to the plan reserve?;

▪	Timing--repricing should occur at least one year out from any precipitous drop in company’s stock price;

▪	Option vesting--does the new option vest immediately or is there a black-out period?;

▪	Term of the option--the term should remain the same as that of the replaced option;

▪	Exercise price--should be set at fair market or a premium to market; and

▪	Participants--executive officers and directors must be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing and warrants additional scrutiny. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote for shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

General Recommendation: Vote case-by-case on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote for non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote case-by-case on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

W W W . I S S G O V E R N A N C E . C O M	56 of 86

Transfer Stock Option (TSO) Programs

General Recommendation: One-time Transfers: Vote against or withhold from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote case-by-case on one-time transfers. Vote for if:

▪	Executive officers and non-employee directors are excluded from participating;

▪	Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models; and

▪	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Ongoing TSO program: Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure, and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

▪	Eligibility;

▪	Vesting;

▪	Bid-price;

▪	Term of options;

▪	Cost of the program and impact of the TSOs on company’s total option expense; and

▪	Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Director Compensation

Shareholder Ratification of Director Pay Programs

General Recommendation: Vote case-by-case on management proposals seeking ratification of non-employee director compensation, based on the following factors:

▪	If the equity plan under which non-employee director grants are made is on the ballot, whether or not it warrants support; and

▪	An assessment of the following qualitative factors:

▪	The relative magnitude of director compensation as compared to companies of a similar profile;

▪	The presence of problematic pay practices relating to director compensation;

▪	Director stock ownership guidelines and holding requirements;

▪	Equity award vesting schedules;

▪	The mix of cash and equity-based compensation;

▪	Meaningful limits on director compensation;

W W W . I S S G O V E R N A N C E . C O M	57 of 86

▪	The availability of retirement benefits or perquisites; and

▪	The quality of disclosure surrounding director compensation.

Equity Plans for Non-Employee Directors

General Recommendation: Vote case-by-case on compensation plans for non-employee directors, based on:

▪	The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants;

▪	The company’s three-year burn rate relative to its industry/market cap peers (in certain circumstances); and

▪	The presence of any egregious plan features (such as an option repricing provision or liberal CIC vesting risk).

On occasion, non-employee director stock plans will exceed the plan cost or burn-rate benchmarks when combined with employee or executive stock plans. In such cases, vote case-by-case on the plan taking into consideration the following qualitative factors:

▪	The relative magnitude of director compensation as compared to companies of a similar profile;

▪	The presence of problematic pay practices relating to director compensation;

▪	Director stock ownership guidelines and holding requirements;

▪	Equity award vesting schedules;

▪	The mix of cash and equity-based compensation;

▪	Meaningful limits on director compensation;

▪	The availability of retirement benefits or perquisites; and

▪	The quality of disclosure surrounding director compensation.

Non-Employee Director Retirement Plans

General Recommendation: Vote against retirement plans for non-employee directors. Vote for shareholder proposals to eliminate retirement plans for non-employee directors.

Shareholder Proposals on Compensation

Bonus Banking/Bonus Banking “Plus”

General Recommendation: Vote case-by-case on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

▪	The company’s past practices regarding equity and cash compensation;

▪	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and

▪	Whether the company has a rigorous claw-back policy in place.

W W W . I S S G O V E R N A N C E . C O M	58 of 86

Compensation Consultants—Disclosure of Board or Company’s Utilization

General Recommendation: Generally vote for shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s), and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

General Recommendation: Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation (such as types of compensation elements or specific metrics) to be used for executive or directors.

Generally vote against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Vote case-by-case on all other shareholder proposals regarding executive and director pay, taking into account relevant factors, including but not limited to: company performance, pay level and design versus peers, history of compensation concerns or pay-for-performance disconnect, and/or the scope and prescriptive nature of the proposal.

Golden Coffins/Executive Death Benefits

General Recommendation: Generally vote for proposals calling for companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

Hold Equity Past Retirement or for a Significant Period of Time

General Recommendation: Vote case-by-case on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain a portion of net shares acquired through compensation plans. The following factors will be taken into account:

▪	The percentage/ratio of net shares required to be retained;

▪	The time period required to retain the shares;

W W W . I S S G O V E R N A N C E . C O M	59 of 86

▪	Whether the company has equity retention, holding period, and/or stock ownership requirements in place and the robustness of such requirements;

▪	Whether the company has any other policies aimed at mitigating risk taking by executives;

▪	Executives’ actual stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s existing requirements; and

▪	Problematic pay practices, current and past, which may demonstrate a short-term versus long-term focus.

Pay Disparity

General Recommendation: Vote case-by-case on proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The following factors will be considered:

▪	The company’s current level of disclosure of its executive compensation setting process, including how the company considers pay disparity;

▪	If any problematic pay practices or pay-for-performance concerns have been identified at the company; and

▪	The level of shareholder support for the company’s pay programs.

Generally vote against proposals calling for the company to use the pay disparity analysis or pay ratio in a specific way to set or limit executive pay.

Pay for Performance/Performance-Based Awards

General Recommendation: Vote case-by-case on shareholder proposals requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

▪	First, vote for shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options, or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a meaningful premium to be considered performance-based awards; and

▪	Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote for the proposal. Furthermore, if target performance results in an above target payout, vote for the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote for the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote for the shareholder proposal if the company does not meet both of the above two steps.

W W W . I S S G O V E R N A N C E . C O M	60 of 86

Pay for Superior Performance

General Recommendation: Vote case-by-case on shareholder proposals that request the board establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives. These proposals generally include the following principles:

▪	Set compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;

▪	Deliver a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;

▪	Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

▪	Establish performance targets for each plan financial metric relative to the performance of the company’s peer companies; and

▪	Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

▪	What aspects of the company’s annual and long-term equity incentive programs are performance driven?

▪	If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

▪	Can shareholders assess the correlation between pay and performance based on the current disclosure? and

▪	What type of industry and stage of business cycle does the company belong to?

Pre-Arranged Trading Plans (10b5-1 Plans)

General Recommendation: Generally vote for shareholder proposals calling for the addition of certain safeguards in prearranged trading plans (10b5-1 plans) for executives. Safeguards may include:

▪	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed in a Form 8-K;

▪	Amendment or early termination of a 10b5-1 Plan allowed only under extraordinary circumstances, as determined by the board;

▪	Request that a certain number of days that must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;

▪	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;

▪	An executive may not trade in company stock outside the 10b5-1 Plan; and

▪	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

Prohibit Outside CEOs from Serving on Compensation Committees

General Recommendation: Generally vote against proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.

W W W . I S S G O V E R N A N C E . C O M	61 of 86

Recoupment of Incentive or Stock Compensation in Specified Circumstances

General Recommendation: Vote case-by-case on proposals to recoup incentive cash or stock compensation made to senior executives if it is later determined that the figures upon which incentive compensation is earned turn out to have been in error, or if the senior executive has breached company policy or has engaged in misconduct that may be significantly detrimental to the company’s financial position or reputation, or if the senior executive failed to manage or monitor risks that subsequently led to significant financial or reputational harm to the company. Many companies have adopted policies that permit recoupment in cases where an executive’s fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. However, such policies may be narrow given that not all misconduct or negligence may result in significant financial restatements. Misconduct, negligence, or lack of sufficient oversight by senior executives may lead to significant financial loss or reputational damage that may have long-lasting impact.

In considering whether to support such shareholder proposals, ISS will take into consideration the following factors:

▪	If the company has adopted a formal recoupment policy;

▪	The rigor of the recoupment policy focusing on how and under what circumstances the company may recoup incentive or stock compensation;

▪	Whether the company has chronic restatement history or material financial problems;

▪	Whether the company’s policy substantially addresses the concerns raised by the proponent;

▪	Disclosure of recoupment of incentive or stock compensation from senior executives or lack thereof; and

▪	Any other relevant factors.

Severance and Golden Parachute Agreements

General Recommendation: Vote case-by-case on shareholder proposals requiring that executive severance (including change-in-control related) arrangements or payments be submitted for shareholder ratification.

Factors that will be considered include, but are not limited to:

▪	The company’s severance or change-in-control agreements in place, and the presence of problematic features (such as excessive severance entitlements, single triggers, excise tax gross-ups, etc.);

▪	Any existing limits on cash severance payouts or policies which require shareholder ratification of severance payments exceeding a certain level;

▪	Any recent severance-related controversies; and

▪	Whether the proposal is overly prescriptive, such as requiring shareholder approval of severance that does not exceed market norms.

Share Buyback Impact on Incentive Program Metrics

General Recommendation: Vote case-by-case on proposals requesting the company exclude the impact of share buybacks from the calculation of incentive program metrics, considering the following factors:

▪	The frequency and timing of the company’s share buybacks;

▪	The use of per-share metrics in incentive plans;

▪	The effect of recent buybacks on incentive metric results and payouts; and

▪	Whether there is any indication of metric result manipulation.

W W W . I S S G O V E R N A N C E . C O M	62 of 86

Supplemental Executive Retirement Plans (SERPs)

General Recommendation: Generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote for shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary or those pay elements covered for the general employee population.

Tax Gross-Up Proposals

General Recommendation: Generally vote for proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity

General Recommendation: Vote case-by-case on shareholder proposals seeking a policy requiring termination of employment prior to severance payment and/or eliminating accelerated vesting of unvested equity.

The following factors will be considered:

▪	The company’s current treatment of equity upon employment termination and/or in change-in-control situations (i.e., vesting is double triggered and/or pro rata, does it allow for the assumption of equity by acquiring company, the treatment of performance shares, etc.); and

▪	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Generally vote for proposals seeking a policy that prohibits automatic acceleration of the vesting of equity awards to senior executives upon a voluntary termination of employment or in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

W W W . I S S G O V E R N A N C E . C O M	63 of 86

6.	Routine/Miscellaneous

Adjourn Meeting

General Recommendation: Generally vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote for proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote against proposals if the wording is too vague or if the proposal includes “other business.”

Amend Quorum Requirements

General Recommendation: Vote case-by-case on proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding, taking into consideration:

▪	The new quorum threshold requested;

▪	The rationale presented for the reduction;

▪	The market capitalization of the company (size, inclusion in indices);

▪	The company’s ownership structure;

▪	Previous voter turnout or attempts to achieve quorum;

▪	Any provisions or commitments to restore quorum to a majority of shares outstanding, should voter turnout improve sufficiently; and

▪	Other factors as appropriate.

In general, a quorum threshold kept as close to a majority of shares outstanding as is achievable is preferred.

Vote case-by-case on directors who unilaterally lower the quorum requirements below a majority of the shares outstanding, taking into consideration the factors listed above.

Amend Minor Bylaws

General Recommendation: Vote for bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

General Recommendation: Vote for proposals to change the corporate name unless there is compelling evidence that the change would adversely impact shareholder value.

Change Date, Time, or Location of Annual Meeting

General Recommendation: Vote for management proposals to change the date, time, or location of the annual meeting unless the proposed change is unreasonable.

W W W . I S S G O V E R N A N C E . C O M	64 of 86

Vote against shareholder proposals to change the date, time, or location of the annual meeting unless the current scheduling or location is unreasonable.

Other Business

General Recommendation: Vote against proposals to approve other business when it appears as a voting item.

W W W . I S S G O V E R N A N C E . C O M	65 of 86

7.	Social and Environmental Issues

Global Approach – E&S Shareholder Proposals

ISS applies a common approach globally to evaluating social and environmental proposals which cover a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:

▪	If the issues presented in the proposal are being appropriately or effectively dealt with through legislation or government regulation;

▪	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

▪	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive;

▪	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

▪	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s practices related to the issue(s) raised in the proposal;

▪	If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

▪	If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Endorsement of Principles

General Recommendation: Generally vote against proposals seeking a company’s endorsement of principles that support a particular public policy position. Endorsing a set of principles may require a company to take a stand on an issue that is beyond its own control and may limit its flexibility with respect to future developments. Management and the board should be afforded the flexibility to make decisions on specific public policy positions based on their own assessment of the most beneficial strategies for the company.

Animal Welfare

Animal Welfare Policies

General Recommendation: Generally vote for proposals seeking a report on a company’s animal welfare standards, or animal welfare-related risks, unless:

▪	The company has already published a set of animal welfare standards and monitors compliance;

▪	The company’s standards are comparable to industry peers; and

▪	There are no recent significant fines, litigation, or controversies related to the company’s and/or its suppliers’ treatment of animals.

W W W . I S S G O V E R N A N C E . C O M	66 of 86

Animal Testing

General Recommendation: Generally vote against proposals to phase out the use of animals in product testing, unless:

▪	The company is conducting animal testing programs that are unnecessary or not required by regulation;

▪	The company is conducting animal testing when suitable alternatives are commonly accepted and used by industry peers; or

▪	There are recent, significant fines or litigation related to the company’s treatment of animals.

Animal Slaughter

General Recommendation: Generally vote against proposals requesting the implementation of Controlled Atmosphere Killing (CAK) methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

Vote case-by-case on proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

Consumer Issues

Genetically Modified Ingredients

General Recommendation: Generally vote against proposals requesting that a company voluntarily label genetically engineered (GE) ingredients in its products. The labeling of products with GE ingredients is best left to the appropriate regulatory authorities.

Vote case-by-case on proposals asking for a report on the feasibility of labeling products containing GE ingredients, taking into account:

▪	The potential impact of such labeling on the company’s business;

▪	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

▪	Company’s current disclosure on the feasibility of GE product labeling.

Generally vote against proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote against proposals to eliminate GE ingredients from the company’s products, or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such decisions are more appropriately made by management with consideration of current regulations.

W W W . I S S G O V E R N A N C E . C O M	67 of 86

Reports on Potentially Controversial Business/Financial Practices

General Recommendation: Vote case-by-case on requests for reports on a company’s potentially controversial business or financial practices or products, taking into account:

▪	Whether the company has adequately disclosed mechanisms in place to prevent abuses;

▪	Whether the company has adequately disclosed the financial risks of the products/practices in question;

▪	Whether the company has been subject to violations of related laws or serious controversies; and

▪	Peer companies’ policies/practices in this area.

Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation

General Recommendation: Generally vote against proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing practices.

Vote case-by-case on proposals requesting that a company report on its product pricing or access to medicine policies, considering:

▪	The potential for reputational, market, and regulatory risk exposure;

▪	Existing disclosure of relevant policies;

▪	Deviation from established industry norms;

▪	Relevant company initiatives to provide research and/or products to disadvantaged consumers;

▪	Whether the proposal focuses on specific products or geographic regions;

▪	The potential burden and scope of the requested report; and

▪	Recent significant controversies, litigation, or fines at the company.

Generally vote for proposals requesting that a company report on the financial and legal impact of its prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote against proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

Product Safety and Toxic/Hazardous Materials

General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives/procedures, and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain, unless:

▪	The company already discloses similar information through existing reports such as a supplier code of conduct and/or a sustainability report;

▪	The company has formally committed to the implementation of a toxic/hazardous materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; or

▪	The company has not been recently involved in relevant significant controversies, fines, or litigation.

W W W . I S S G O V E R N A N C E . C O M	68 of 86

Vote case-by-case on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials, or evaluate and disclose the potential financial and legal risks associated with utilizing certain materials, considering:

▪	The company’s current level of disclosure regarding its product safety policies, initiatives, and oversight mechanisms;

▪	Current regulations in the markets in which the company operates; and

▪	Recent significant controversies, litigation, or fines stemming from toxic/hazardous materials at the company.

Generally vote against resolutions requiring that a company reformulate its products.

Tobacco-Related Proposals

General Recommendation: Vote case-by-case on resolutions regarding the advertisement of tobacco products, considering:

▪	Recent related fines, controversies, or significant litigation;

▪	Whether the company complies with relevant laws and regulations on the marketing of tobacco;

▪	Whether the company’s advertising restrictions deviate from those of industry peers;

▪	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth; and

▪	Whether restrictions on marketing to youth extend to foreign countries.

Vote case-by-case on proposals regarding second-hand smoke, considering;

▪	Whether the company complies with all laws and regulations;

▪	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness; and

▪	The risk of any health-related liabilities.

Generally vote against resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.

Generally vote against proposals regarding tobacco product warnings. Such decisions are better left to public health authorities.

W W W . I S S G O V E R N A N C E . C O M	69 of 86

Climate Change

Say on Climate (SoC) Management Proposals

General Recommendation: Vote case-by-case on management proposals that request shareholders to approve the company’s climate transition action plan23, taking into account the completeness and rigor of the plan. Information that will be considered where available includes the following:

▪	The extent to which the company’s climate related disclosures are in line with TCFD recommendations and meet other market standards;

▪	Disclosure of its operational and supply chain GHG emissions (Scopes 1, 2, and 3);

▪	The completeness and rigor of company’s short-, medium-, and long-term targets for reducing operational and supply chain GHG emissions (Scopes 1, 2, and 3 if relevant);

▪	Whether the company has sought and received third-party approval that its targets are science-based;

▪	Whether the company has made a commitment to be “net zero” for operational and supply chain emissions (Scopes 1, 2, and 3) by 2050;

▪	Whether the company discloses a commitment to report on the implementation of its plan in subsequent years;

▪	Whether the company’s climate data has received third-party assurance;

▪	Disclosure of how the company’s lobbying activities and its capital expenditures align with company strategy;

▪	Whether there are specific industry decarbonization challenges; and

▪	The company’s related commitment, disclosure, and performance compared to its industry peers.

Say on Climate (SoC) Shareholder Proposals

General Recommendation: Vote case-by-case on shareholder proposals that request the company to disclose a report providing its GHG emissions levels and reduction targets and/or its upcoming/approved climate transition action plan and provide shareholders the opportunity to express approval or disapproval of its GHG emissions reduction plan, taking into account information such as the following:

▪	The completeness and rigor of the company’s climate-related disclosure;

▪	The company’s actual GHG emissions performance;

▪	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to its GHG emissions; and

▪	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive.

Climate Change/Greenhouse Gas (GHG) Emissions

General Recommendation: Generally vote for resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:

23 Variations of this request also include climate transition related ambitions, or commitment to reporting on the implementation of a climate plan.

W W W . I S S G O V E R N A N C E . C O M	70 of 86

▪	Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

▪	The company’s level of disclosure compared to industry peers; and

▪	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s climate change-related performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

▪	The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

▪	The company’s level of disclosure is comparable to that of industry peers; or

▪	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

▪	Whether the company provides disclosure of year-over-year GHG emissions performance data;

▪	Whether company disclosure lags behind industry peers;

▪	The company’s actual GHG emissions performance;
▪	The company’s current GHG emission policies, oversight mechanisms, and related initiatives; and
▪	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

Energy Efficiency

General Recommendation: Generally vote for proposals requesting that a company report on its energy efficiency policies, unless:

▪	The company complies with applicable energy efficiency regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; or

▪	The proponent requests adoption of specific energy efficiency goals within specific timelines.

Renewable Energy

General Recommendation: Generally vote for requests for reports on the feasibility of developing renewable energy resources unless the report would be duplicative of existing disclosure or irrelevant to the company’s line of business.

Generally vote against proposals requesting that the company invest in renewable energy resources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

Generally vote against proposals that call for the adoption of renewable energy goals, taking into account:

W W W . I S S G O V E R N A N C E . C O M	71 of 86

▪	The scope and structure of the proposal;
▪	The company’s current level of disclosure on renewable energy use and GHG emissions; and

▪	The company’s disclosure of policies, practices, and oversight implemented to manage GHG emissions and mitigate climate change risks.

Diversity

Board Diversity

General Recommendation: Generally vote for requests for reports on a company’s efforts to diversify the board, unless:

▪	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; or

▪	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:

▪	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;

▪	The level of gender and racial minority representation that exists at the company’s industry peers;
▪	The company’s established process for addressing gender and racial minority board representation;
▪	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;
▪	The independence of the company’s nominating committee;
▪	Whether the company uses an outside search firm to identify potential director nominees; and
▪	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

Equality of Opportunity

General Recommendation: Generally vote for proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, including requests for EEO-1 data, unless:

▪	The company publicly discloses equal opportunity policies and initiatives in a comprehensive manner;

▪	The company already publicly discloses comprehensive workforce diversity data; or

▪	The company has no recent significant EEO-related violations or litigation.

Generally vote against proposals seeking information on the diversity efforts of suppliers and service providers. Such requests may pose a significant burden on the company.

W W W . I S S G O V E R N A N C E . C O M	72 of 86

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

General Recommendation: Generally vote for proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would be unduly burdensome.

Generally vote against proposals to extend company benefits to, or eliminate benefits from, domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Gender, Race/Ethnicity Pay Gap

General Recommendation: Vote case-by-case on requests for reports on a company’s pay data by gender or race/ ethnicity, or a report on a company’s policies and goals to reduce any gender or race/ethnicity pay gaps, taking into account:

▪	The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy on fair and equitable compensation practices;

▪	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to gender, race, or ethnicity pay gap issues;

▪	The company’s disclosure regarding gender, race, or ethnicity pay gap policies or initiatives compared to its industry peers; and

▪	Local laws regarding categorization of race and/or ethnicity and definitions of ethnic and/or racial minorities.

Racial Equity and/or Civil Rights Audit Guidelines

General Recommendation: Vote case-by-case on proposals asking a company to conduct an independent racial equity and/or civil rights audit, taking into account:

▪	The company’s established process or framework for addressing racial inequity and discrimination internally;

▪	Whether the company adequately discloses workforce diversity and inclusion metrics and goals;

▪	Whether the company has issued a public statement related to its racial justice efforts in recent years, or has committed to internal policy review;

▪	Whether the company has engaged with impacted communities, stakeholders, and civil rights experts;

▪	The company’s track record in recent years of racial justice measures and outreach externally; and

▪	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to racial inequity or discrimination.

Environment and Sustainability

Facility and Workplace Safety

General Recommendation: Vote case-by-case on requests for workplace safety reports, including reports on accident risk reduction efforts, taking into account:

W W W . I S S G O V E R N A N C E . C O M	73 of 86

▪	The company’s current level of disclosure of its workplace health and safety performance data, health and safety management policies, initiatives, and oversight mechanisms;

▪	The nature of the company’s business, specifically regarding company and employee exposure to health and safety risks;

▪	Recent significant controversies, fines, or violations related to workplace health and safety; and

▪	The company’s workplace health and safety performance relative to industry peers.

Vote case-by-case on resolutions requesting that a company report on safety and/or security risks associated with its operations and/or facilities, considering:

▪	The company’s compliance with applicable regulations and guidelines;

▪	The company’s current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and

▪	The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company’s operations and/or facilities.

General Environmental Proposals and Community Impact Assessments

General Recommendation: Vote case-by-case on requests for reports on policies and/or the potential (community) social and/or environmental impact of company operations, considering:

▪	Current disclosure of applicable policies and risk assessment report(s) and risk management procedures;

▪	The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company’s operations in question, including the management of relevant community and stakeholder relations;

▪	The nature, purpose, and scope of the company’s operations in the specific region(s);

▪	The degree to which company policies and procedures are consistent with industry norms; and

▪	The scope of the resolution.

Hydraulic Fracturing

General Recommendation: Generally vote for proposals requesting greater disclosure of a company’s (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering:

▪	The company’s current level of disclosure of relevant policies and oversight mechanisms;

▪	The company’s current level of such disclosure relative to its industry peers;

▪	Potential relevant local, state, or national regulatory developments; and

▪	Controversies, fines, or litigation related to the company’s hydraulic fracturing operations.

Operations in Protected Areas

General Recommendation: Generally vote for requests for reports on potential environmental damage as a result of company operations in protected regions, unless:

▪	Operations in the specified regions are not permitted by current laws or regulations;

▪	The company does not currently have operations or plans to develop operations in these protected regions; or

W W W . I S S G O V E R N A N C E . C O M	74 of 86

▪	The company’s disclosure of its operations and environmental policies in these regions is comparable to industry peers.

Recycling

General Recommendation: Vote case-by-case on proposals to report on an existing recycling program, or adopt a new recycling program, taking into account:

▪	The nature of the company’s business;

▪	The current level of disclosure of the company’s existing related programs;

▪	The timetable and methods of program implementation prescribed by the proposal;

▪	The company’s ability to address the issues raised in the proposal; and

▪	How the company’s recycling programs compare to similar programs of its industry peers.

Sustainability Reporting

General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

▪	The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or

▪	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

Water Issues

General Recommendation: Vote case-by-case on proposals requesting a company report on, or adopt a new policy on, water-related risks and concerns, taking into account:

▪	The company’s current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics;

▪	Whether or not the company’s existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations;

▪	The potential financial impact or risk to the company associated with water-related concerns or issues; and

▪	Recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.

General Corporate Issues

Charitable Contributions

General Recommendation: Vote against proposals restricting a company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the

W W W . I S S G O V E R N A N C E . C O M	75 of 86

community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which, and if, contributions are in the best interests of the company.

Data Security, Privacy, and Internet Issues

General Recommendation: Vote case-by-case on proposals requesting the disclosure or implementation of data security, privacy, or information access and management policies and procedures, considering:

▪	The level of disclosure of company policies and procedures relating to data security, privacy, freedom of speech, information access and management, and Internet censorship;

▪	Engagement in dialogue with governments or relevant groups with respect to data security, privacy, or the free flow of information on the Internet;

▪	The scope of business involvement and of investment in countries whose governments censor or monitor the Internet and other telecommunications;

▪	Applicable market-specific laws or regulations that may be imposed on the company; and

▪	Controversies, fines, or litigation related to data security, privacy, freedom of speech, or Internet censorship.

ESG Compensation-Related Proposals

General Recommendation: Vote case-by-case on proposals seeking a report or additional disclosure on the company’s approach, policies, and practices on incorporating environmental and social criteria into its executive compensation strategy, considering:

▪	The scope and prescriptive nature of the proposal;

▪	The company’s current level of disclosure regarding its environmental and social performance and governance;

▪	The degree to which the board or compensation committee already discloses information on whether it has considered related E&S criteria; and

▪	Whether the company has significant controversies or regulatory violations regarding social or environmental issues.

Human Rights, Human Capital Management, and International Operations

Human Rights Proposals

General Recommendation: Generally vote for proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote case-by-case on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

▪	The degree to which existing relevant policies and practices are disclosed;

▪	Whether or not existing relevant policies are consistent with internationally recognized standards;

▪	Whether company facilities and those of its suppliers are monitored and how;

▪	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

W W W . I S S G O V E R N A N C E . C O M	76 of 86

▪	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

▪	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

▪	The scope of the request; and

▪	Deviation from industry sector peer company standards and practices.

Vote case-by-case on proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process, considering:

▪	The degree to which existing relevant policies and practices are disclosed, including information on the implementation of these policies and any related oversight mechanisms;

▪	The company’s industry and whether the company or its suppliers operate in countries or areas where there is a history of human rights concerns;

▪	Recent significant controversies, fines, or litigation regarding human rights involving the company or its suppliers, and whether the company has taken remedial steps; and

▪	Whether the proposal is unduly burdensome or overly prescriptive.

Mandatory Arbitration

General Recommendation: Vote case-by-case on requests for a report on a company’s use of mandatory arbitration on employment-related claims, taking into account:

▪	The company’s current policies and practices related to the use of mandatory arbitration agreements on workplace claims;

▪	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to the use of mandatory arbitration agreements on workplace claims; and

▪	The company’s disclosure of its policies and practices related to the use of mandatory arbitration agreements compared to its peers.

Operations in High-Risk Markets

General Recommendation: Vote case-by-case on requests for a report on a company’s potential financial and reputational risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account:

▪	The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;

▪	Current disclosure of applicable risk assessment(s) and risk management procedures;

▪	Compliance with U.S. sanctions and laws;

▪	Consideration of other international policies, standards, and laws; and

▪	Whether the company has been recently involved in recent, significant controversies, fines, or litigation related to its operations in “high-risk” markets.

Outsourcing/Offshoring

General Recommendation: Vote case-by-case on proposals calling for companies to report on the risks associated with outsourcing/plant closures, considering:

W W W . I S S G O V E R N A N C E . C O M	77 of 86

▪	Controversies surrounding operations in the relevant market(s);

▪	The value of the requested report to shareholders;

▪	The company’s current level of disclosure of relevant information on outsourcing and plant closure procedures; and

▪	The company’s existing human rights standards relative to industry peers.

Sexual Harassment

General Recommendation: Vote case-by-case on requests for a report on company actions taken to strengthen policies and oversight to prevent workplace sexual harassment, or a report on risks posed by a company’s failure to prevent workplace sexual harassment, taking into account:

▪	The company’s current policies, practices, oversight mechanisms related to preventing workplace sexual harassment;

▪	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to workplace sexual harassment issues; and

▪	The company’s disclosure regarding workplace sexual harassment policies or initiatives compared to its industry peers.

Weapons and Military Sales

General Recommendation: Vote against reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Generally vote against proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

Political Activities

Lobbying

General Recommendation: Vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

▪	The company’s current disclosure of relevant lobbying policies, and management and board oversight;

▪	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and

▪	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.

W W W . I S S G O V E R N A N C E . C O M	78 of 86

Political Contributions

General Recommendation: Generally vote for proposals requesting greater disclosure of a company’s political contributions and trade association spending policies and activities, considering:

▪	The company’s policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;

▪	The company’s disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and

▪	Recent significant controversies, fines, or litigation related to the company’s political contributions or political activities.

Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote against proposals to publish in newspapers and other media a company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Political Expenditures and Lobbying Congruency

General Recommendation: Generally vote case-by-case on proposals requesting greater disclosure of a company’s alignment of political contributions, lobbying, and electioneering spending with a company’s publicly stated values and policies, considering:

▪	The company’s policies, management, board oversight, governance processes, and level of disclosure related to direct political contributions, lobbying activities, and payments to trade associations, political action committees, or other groups that may be used for political purposes;

▪	The company’s disclosure regarding: the reasons for its support of candidates for public offices; the reasons for support of and participation in trade associations or other groups that may make political contributions; and other political activities;

▪	Any incongruencies identified between a company’s direct and indirect political expenditures and its publicly stated values and priorities; and

▪	Recent significant controversies related to the company’s direct and indirect lobbying, political contributions, or political activities.

Generally vote case-by-case on proposals requesting comparison of a company’s political spending to objectives that can mitigate material risks for the company, such as limiting global warming.

Political Ties

General Recommendation: Generally vote against proposals asking a company to affirm political nonpartisanship in the workplace, so long as:

▪	There are no recent, significant controversies, fines, or litigation regarding the company’s political contributions or trade association spending; and

W W W . I S S G O V E R N A N C E . C O M	79 of 86

▪	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote against proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

W W W . I S S G O V E R N A N C E . C O M	80 of 86

8.	Mutual Fund Proxies

Election of Directors

General Recommendation: Vote case-by-case on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Closed End Funds- Unilateral Opt-In to Control Share Acquisition Statutes

General Recommendation: For closed-end management investment companies (CEFs), vote against or withhold from nominating/governance committee members (or other directors on a case-by-case basis) at CEFs that have not provided a compelling rationale for opting-in to a Control Share Acquisition statute, nor submitted a by-law amendment to a shareholder vote.

Converting Closed-end Fund to Open-end Fund

General Recommendation: Vote case-by-case on conversion proposals, considering the following factors:

▪	Past performance as a closed-end fund;

▪	Market in which the fund invests;

▪	Measures taken by the board to address the discount; and

▪	Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

General Recommendation: Vote case-by-case on proxy contests, considering the following factors:

▪	Past performance relative to its peers;

▪	Market in which the fund invests;

▪	Measures taken by the board to address the issues;

▪	Past shareholder activism, board activity, and votes on related proposals;

▪	Strategy of the incumbents versus the dissidents;

▪	Independence of directors;

▪	Experience and skills of director candidates;

▪	Governance profile of the company; and

▪	Evidence of management entrenchment.

W W W . I S S G O V E R N A N C E . C O M	81 of 86

Investment Advisory Agreements

General Recommendation: Vote case-by-case on investment advisory agreements, considering the following factors:

▪	Proposed and current fee schedules;

▪	Fund category/investment objective;

▪	Performance benchmarks;

▪	Share price performance as compared with peers;

▪	Resulting fees relative to peers; and

▪	Assignments (where the advisor undergoes a change of control).

Approving New Classes or Series of Shares

General Recommendation: Vote for the establishment of new classes or series of shares.

Preferred Stock Proposals

General Recommendation: Vote case-by-case on the authorization for or increase in preferred shares, considering the following factors:

▪	Stated specific financing purpose;

▪	Possible dilution for common shares; and

▪	Whether the shares can be used for antitakeover purposes.

1940 Act Policies

General Recommendation: Vote case-by-case on policies under the Investment Advisor Act of 1940, considering the following factors:

▪	Potential competitiveness;

▪	Regulatory developments;

▪	Current and potential returns; and

▪	Current and potential risk.

Generally vote for these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction

General Recommendation: Vote case-by-case on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

▪	The fund’s target investments;

W W W . I S S G O V E R N A N C E . C O M	82 of 86

▪	The reasons given by the fund for the change; and

▪	The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

General Recommendation: Vote against proposals to change a fund’s fundamental investment objective to non-fundamental.

Name Change Proposals

General Recommendation: Vote case-by-case on name change proposals, considering the following factors:

▪	Political/economic changes in the target market;

▪	Consolidation in the target market; and

▪	Current asset composition.

Change in Fund’s Subclassification

General Recommendation: Vote case-by-case on changes in a fund’s sub-classification, considering the following factors:

▪	Potential competitiveness;

▪	Current and potential returns;

▪	Risk of concentration; and

▪	Consolidation in target industry.

Business Development Companies—Authorization to Sell Shares of Common Stock at a Price below Net Asset Value

General Recommendation: Vote for proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

▪	The proposal to allow share issuances below NAV has an expiration date no more than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;

▪	The sale is deemed to be in the best interests of shareholders by (1) a majority of the company’s independent directors and (2) a majority of the company’s directors who have no financial interest in the issuance; and

▪	The company has demonstrated responsible past use of share issuances by either:

▪	Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or

▪	Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

Disposition of Assets/Termination/Liquidation

General Recommendation: Vote case-by-case on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

W W W . I S S G O V E R N A N C E . C O M	83 of 86

▪	Strategies employed to salvage the company;

▪	The fund’s past performance; and

▪	The terms of the liquidation.

Changes to the Charter Document

General Recommendation: Vote case-by-case on changes to the charter document, considering the following factors:

▪	The degree of change implied by the proposal;

▪	The efficiencies that could result;

▪	The state of incorporation; and

▪	Regulatory standards and implications.

Vote against any of the following changes:

▪	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

▪	Removal of shareholder approval requirement for amendments to the new declaration of trust;

▪	Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

▪	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares;

▪	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements; or

▪	Removal of shareholder approval requirement to change the domicile of the fund.

Changing the Domicile of a Fund

General Recommendation: Vote case-by-case on re-incorporations, considering the following factors:

▪	Regulations of both states;

▪	Required fundamental policies of both states; and

▪	The increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval

General Recommendation: Vote against proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.

Distribution Agreements

General Recommendation: Vote case-by-case on distribution agreement proposals, considering the following factors:

▪	Fees charged to comparably sized funds with similar objectives;

▪	The proposed distributor’s reputation and past performance;

▪	The competitiveness of the fund in the industry; and

W W W . I S S G O V E R N A N C E . C O M	84 of 86

▪	The terms of the agreement.

Master-Feeder Structure

General Recommendation: Vote for the establishment of a master-feeder structure.

Mergers

General Recommendation: Vote case-by-case on merger proposals, considering the following factors:

▪	Resulting fee structure;

▪	Performance of both funds;

▪	Continuity of management personnel; and

▪	Changes in corporate governance and their impact on shareholder rights.

Shareholder Proposals for Mutual Funds

Establish Director Ownership Requirement

General Recommendation: Generally vote against shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

General Recommendation: Vote case-by-case on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote for the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor

General Recommendation: Vote case-by-case on proposals to terminate the investment advisor, considering the following factors:

▪	Performance of the fund’s Net Asset Value (NAV);

▪	The fund’s history of shareholder relations; and

▪	The performance of other funds under the advisor’s management.

W W W . I S S G O V E R N A N C E . C O M	85 of 86

We empower investors and companies to build
for long-term and sustainable growth by providing
high-quality data, analytics, and insight.

GET STARTED WITH ISS SOLUTIONS

Email sales@issgovernance.com or visit www.issgovernance.com for more information.

Founded in 1985, Institutional Shareholder Services group of companies (ISS) empowers investors and companies to build for long-term and sustainable growth by providing high-quality data, analytics and insight. ISS, which is majority owned by Deutsche Bourse Group, along with Genstar Capital and ISS management, is a leading provider of corporate governance and responsible investment solutions, market intelligence, fund services, and events and editorial content for institutional investors and corporations, globally. ISS’ 2,600 employees operate worldwide across 29 global locations in 15 countries. Its approximately 3,400 clients include many of the world’s leading institutional investors who rely on ISS’ objective and impartial offerings, as well as public companies focused on ESG and governance risk mitigation as a shareholder value enhancing measure. Clients rely on ISS’ expertise to help them make informed investment decisions. This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

© 2024 | Institutional Shareholder Services and/or its affiliates

W W W . I S S G O V E R N A N C E . C O M	86 of 86

PART C
OTHER INFORMATION

Item 15.	Indemnification

As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act), and pursuant to Article X of the Registrant’s Declaration of Trust (Exhibit (a)(2) to the Registration Statement) and Section 6 of the Distribution Agreement (Exhibit (e)(1)) to the Registration Statement), officers, trustees, employees and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, trustee, employee, agent or other control person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the Securities Act), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant has purchased an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers under certain circumstances.

The Registrant hereby undertakes that it will apply the indemnification provisions of its Declaration of Trust and Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretations of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

Item 16.Exhibits

(1)	(a)	Certificate of Trust dated March 7, 2022[1]

	(b)	Certificate of Amendment to Certificate of Trust[2]

	(c)	Second Amended and Restated Agreement and Declaration of Trust of Elevation Series Trust dated September 26, 2022[2]

(2)		Amended By-Laws dated September 14, 2022[2]

(3)		Voting Trust Agreement - None

(4)		Agreement of Plan of Reorganization (incorporated by reference to Appendix A of Part A)

(5)		Instruments Defining Rights of Security Holders incorporated by reference to the Agreement and Declaration of Trust and By-Laws[2]

(6)	(a)	Investment Advisory Agreement between Elevation Series Trust and TrueMark Investments, LLC on behalf of the TrueShares Quarterly Bull Hedge ETF and TrueShares Quarterly Bear Hedge ETF[5]

	(b)	Form of Amendment to Schedule A of the Investment Advisory Agreement between Elevation Series Trust and TrueMark Investments, LLC for the purpose of adding the RiverNorth Active Income ETF (filed herewith)

	(c)	Form of Investment Sub-Advisory Agreement between Elevation Series Trust, TrueMark Investments, LLC and RiverNorth Capital Management, LLC on behalf of RiverNorth Active Income ETF (filed herewith)
(7)	(a)	ETF Distribution Agreement between Elevation Series Trust and Paralel Distributors LLC[2]

(b)	Form of Amendment to the ETF Distribution Agreement between Elevation Series Trust and Paralel Distributors LLC to update Exhibit A (filed herewith)

(8)		None.

(9)	(a)	Custody Agreement between Elevation Series Trust and State Street Bank and Trust Company[2]

	(b)	Letter Agreement adding the RiverNorth Active Income ETF to the Custody Agreement between Elevation Series Trust and State Street Bank and Trust Company (filed herewith)

(10)		None.

(11)		Opinion and Consent of Counsel for the RiverNorth Active Income ETF (filed herewith)

(12)		Form of Opinion and Consent of Thompson Hine LLP, supporting the tax matters and consequences of securities being issued (filed herewith)

(13)	(a)	Transfer Agency and Service Agreement between Elevation Series Trust and State Street Bank and Trust (TA Agreement)[2]

	(b)	Letter Agreement adding RiverNorth Active Income ETF to the TA Agreement (filed herewith)

	(c)	Amended and Restated Master Administration and Fund Accounting Agreement between Elevation Series Trust and Paralel Technologies LLC (Master Admin Agreement)[3]

	(d)	Amended and Restated Fund Addendum to the Master Admin Agreement with respect to the TrueMark Funds, dated December 26, 2024[4]

(14)	(a)	Consent of Independent Registered Accounting Firm (filed herewith)

	(b)	Consent of Independent Registered Public Accounting Firm (filed herewith)

(15)		None.

(16)		None.

(17)		None.

[1]	Incorporated by reference to Registrant’s Registration Statement on Form N-1A (1933 Act File No. 333-265972) filed on July 1, 2022.

[2]	Incorporated by reference to Registrant’s Registration Statement on Form N-1A (1933 Act File No. 333-265972) filed on September 30, 2022.

[3]	Incorporated by reference to Registrant’s Registration Statement on Form N-1A (1933 Act File No. 333-265972) filed on September 26, 2023.

[4]	Incorporated by reference to Registrant’s Registration Statement on Form N-1A (1933 Act File No. 333-265972) filed on December 26, 2024.

Item 17. Undertakings

(1)	The Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The Registrant agrees to file by PEA the final opinion and consent of counsel regarding the tax consequences of the proposed Reorganization required by Item 16 (12) of Form N-14 within a reasonable time after receipt of such opinion.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, duly authorized, in the City of Denver and the State of Colorado, on the 10th day of June, 2025.

ELEVATION SERIES TRUST

By:	/s/ Bradley Swenson
Bradley Swenson
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated.

Signature	Title	Date

/s/ Bradley Swenson	President, Principal Executive Officer and Trustee	June 10, 2025
Bradley Swenson

/s/ Nicholas Austin	Treasurer and Principal Financial Officer	June 10, 2025
Nicholas Austin	(Principal Accounting Officer)

/s/ Steve Norgaard	Trustee

/s/ Kimberly Storms	Trustee

Exhibit Index

(6)	(b)	Form of Amendment to Schedule A of the Investment Advisory Agreement between Elevation Series Trust and TrueMark Investments, LLC for the purpose of adding the RiverNorth Active Income ETF

	(c)	Form of Investment Sub-Advisory Agreement between Elevation Series Trust, TrueMark Investments, LLC and RiverNorth Capital Management, LLC on behalf of RiverNorth Active Income ETF
(7)	(b)	Form of Amendment to the ETF Distribution Agreement between Elevation Series Trust and Paralel Distributors LLC to update Exhibit A, effective

(9)	(b)	Letter Agreement adding the RiverNorth Active Income ETF to the Custody Agreement between Elevation Series Trust and State Street Bank and Trust Company

(11)		Opinion and Consent of Counsel for the RiverNorth Active Income ETF

(12)		Form of Opinion and Consent of Thompson Hine LLP, supporting the tax matters and consequences of securities being issued.

(13)	(b)	Letter Agreement adding RiverNorth Active Income ETF to the TA Agreement

(14)	(a)	Consent of Independent Registered Accounting Firm

	(b)	Consent of Independent Registered Public Accounting Firm

RIVERNORTH CORE OPPORTUNITY FUND

IPO Box 43131

Providence, RI 02940-3131

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

Please detach at perforation before mailing.

RIVERNORTH CORE OPPORTUNITY FUND

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 23, 2025

This proxy is solicited on behalf of the Board of Trustees. The undersigned hereby appoints Jon Mohrhardt and Marc Collins, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of RiverNorth Core Opportunity Fund (the “Fund”), a Maryland corporation, which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held on July 23, 2025 at 10:00 a.m. (Central time) at the principal executive offices of TrueMark Investments, LLC (“TrueMark”), located at 433 W. Van Buren St., Suite 1100-D, Chicago, Illinois 60607, and at any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein.

The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposal, and to grant discretionary power to vote upon such other business as may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of the Proposal.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

RIV_34605_060925

PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to Be Held on July 23, 2025.

The Proxy Statement, Notice of Special Meeting and Proxy Card for this Meeting are available at:

https://www.proxy-direct.com/riv-34605

Please detach at perforation before mailing.

TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. EXAMPLE: ☒

A	Proposal THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

		FOR	AGAINST	ABSTAIN
1.	To approve the Agreement and Plan of Reorganization that provides for the reorganization of the RiverNorth Core Opportunity Fund into the RiverNorth Active Income ETF, a newly created series of Elevation Series Trust:	☐	☐	☐

2.	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

B	Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box
/ /

Scanner bar code

xxxxxxxxxxxxxx	RIV 34605	xxxxxxxx